UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-09813

Scout Funds

(Exact name of registrant as specified in charter)

1010 Grand Boulevard
Kansas City, MO 64106

 (Address of principal executive offices)

Scout Investments, Inc.
1010 Grand Boulevard
Kansas City, MO 64106

(Name and address of agent for service)

Registrant's telephone number, including area code: (816) 860-7512

Date of fiscal year end: June 30

Date of reporting period: December 31, 2010

Item 1.  Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

SEMI-ANNUAL REPORT
December 31, 2010 (Unaudited)

Stock Fund (UMBSX)
Mid Cap Fund (UMBMX)
Small Cap Fund (UMBHX)
TrendStar Small Cap Fund (TRESX)
International Fund (UMBWX)
International Discovery Fund (UMBDX)
Bond Fund (UMBBX)
Money Market Fund – Federal Portfolio (UMFXX & UMGXX) Money Market Fund – Prime Portfolio (UMPXX & UMQXX) Tax-Free Money Market Fund (UMTXX & UMUXX)

Table of Contents

Economic and Market Commentary	1
Stock Fund	2
Mid Cap Fund	5
Small Cap Fund	8
TrendStar Small Cap Fund	12
International Fund	16
International Discovery Fund	21
Bond Fund	26
Money Market Fund – Federal Portfolio	31
Money Market Fund – Prime Portfolio	31
Tax-Free Money Market Fund	35
Statements of Assets and Liabilities	38
Statements of Operations	40
Statements of Changes in Net Assets	42
Financial Highlights	46
Notes to Financial Statements	53
Expense Example	60

Shares of the Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution; nor are they insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. These shares involve investment risks, including the possible loss of the principal invested.

SCOUT FUNDS SEMI-ANNUAL REPORT

Economic and Market Commentary

The equity markets were marked by further resilience in the second half of 2010. With the exception of a short retreat in July and again in August, the equity markets advanced sharply as investor confidence improved on the announcement of additional stimulus measures through a second round of quantitative easing of monetary policy (QE2) and the extension of the Bush-era tax cuts. Outside of the U.S., sovereign debt issues continued, but the markets reacted positively to the International Monetary Fund bailout of Ireland. While fiscal issues and unemployment levels remain troubling, both domestically and internationally, corporate profits remain strong and projected growth rates have received upward revisions.

In our opinion, the U.S. economy has left the economic recovery phase and is now entering the economic expansion phase, although sustainable growth rates will be less than those of previous economic expansions. Typically during times of economic expansion, the unemployment rate retreats, inflationary pressures start to build, interest rates start to move upward and consumer discretionary spending patterns tend to power upward. However, the real difference typically between economic recoveries and economic expansions has to do with capital spending. Normally, the economic expansion is well-enough aged so that business persons tend to transact more freely. Capital spending of many sorts tends to move upward, and interest rates, due to rising demand levels, tend to move up.

So, is this time different? We believe it is, as capital spending rates have increased, but consumer discretionary spending growth rates have lagged expectations. What accounts for this trend?

During the latest bear market we have witnessed the most significant capital destruction since the Great Depression. This has impacted, and will continue to impact, discretionary spending growth patterns on a sustained level. Due to low levels of final demand growth, and political/taxation uncertainties, capital spending, and principally employment and hiring plans, will be much different for this expansion. Consequently, we expect:

■	Lower-than-normal but rising interest rates and inflationary pressures to persist
■	Lower-than-normal economic growth rates to persist
■	Higher-than-normal unemployment rates to continue to haunt the economy
■	Lower-than-normal increases in discretionary spending patterns to persist — particularly in the residential single-family real estate markets

Additional stimulus will provide the catalyst that should spur final demand, at least temporarily. We believe the “wealth effects” from QE2 and the tax package passed late in the year will be the largest drivers of GDP growth. The deleveraging of the economy hould continue, but at a lesser pace than has been the case for the last three years. Personal savings rates should rise, but corporate cash accumulation rates will probably slow. GDP growth on a world-wide basis should eclipse the U.S. rate as the economic juggernauts in Asia and South America continue to roll. It appears to us that world-wide GDP growth should exceed 3.5% for 2011.

Yet, will the above-mentioned stimulus measures be strong enough to drive self-sustained growth in GDP beyond the next 2-3 quarters? The following factors need to be monitored to see if this will happen:

■	Personal income growth rates. Without reasonable income growth (through higher wages and possibly higher levels of job creation), higher GDP growth rates may not be sustained.
■	Savings rates. We expect savings rates to decline for much of this year to levels much lower than 6%. If this is happening, flow-through of higher final demand levels may indeed be occurring.
■	Consumer sentiment indicators. Once again, the “willingness” to spend money by the consumers will be a key driver for sustained growth.
■	CEO and Small Business sentiment indicators. It appears most businesses are “able” to spend money on capital improvements/mergers, etc. The real key now is the “willingness” to do so.

Many of the factors listed above, as this picture unfolds in 2011, will lead to higher demand levels for capital — which may translate to higher levels of money velocity. This increase in velocity may indeed lead to higher interest rates, which matches our current outlook. Short-term interest rates may not increase until the Federal Reserve (the Fed) has completed all QE2 actions — probably sometime during the summer months. Corporate profit growth rates should remain robust. We believe profits will rise by 10+% during 2011, and the stock market to remain in a bullish stance for at least the first portion of 2011.

Late in November, Scout Investments, Inc. finalized its acquisition of Reams Asset Management Company, LLC. We’re excited to add their extensive experience managing fixed income portfolios to Scout’s investment management staff.

Thank you for your continued support of the Scout Funds.

Sincerely,

W. B. Greiner, CFA
President and Chief Investment Officer
Scout Investments, Inc.

You should consider the Funds’ investment objectives, risks, charges and expenses carefully before investing. For a Prospectus which contains this and other information about the Funds, call 800-996-2862. Please read the Prospectus carefully before investing.

DECEMBER 31, 2010

Stock Fund

OBJECTIVE & STRATEGY (Unaudited)
The Scout Stock Fund seeks long-term growth of capital and income by investing in common stocks of companies thought to be undervalued and have the potential for capital appreciation.

The first six months of 2010 delivered a blow to the values of large cap domestic equities, as the market wrestled with European sovereign debt issues, the efficacy of U.S. government stimulus, and unrelenting disappointment in the employment picture. Even in the face of these uncertainties and a brief setback for the equity markets in the month of August, the second half of 2010 offered a welcome respite from declining asset values, as the markets gained more confidence from the mid-term election results and the announcement of the second round of quantitative easing of monetary policy (QE2). Stock prices responded positively with the extension of the Bush-era tax cuts and the Federal Reserve’s (the Fed’s) continued commitment to accommodative fiscal policy. Nonetheless, we remain concerned with the long-term effects of a deleveraging U.S. consumer and growing public debt that may restrict the economy’s ability to produce above trend growth. During the period, the Scout Stock Fund advanced by 21.13%, while the S&P 500® Index moved ahead by 23.27%.

Driving the performance of the Fund for the period was our ownership of several Energy companies with strong individual growth drivers. National Oilwell Varco, Inc. (NYSE: NOV) was the top contributor to Fund performance. The company distributes supplies to oil and gas drilling and production companies. Increasing oil demand and resultant increased land and offshore fleet utilization should add to National Oilwell Varco’s impressive backlog and drive future growth. Another company that provided a positive contribution to relative performance was Apache Corp. (NYSE: APA). Apache, an oil and natural gas exploration and production company, benefited from strategic acreage acquisitions which increased its production capacity.

While there continues to be much uncertainty regarding the implications of Washington health care policy, we have maintained a cautious stance on the Health Care sector as a whole, focusing on the pursuit of company-specific drivers we believe can weather the current environment. Our relative underweight in the sector provided a positive contribution to performance, as did our selection of several companies with successful results for the period. Among those companies that provided the greatest contribution to performance in the Health Care sector were UnitedHealth Group, Inc. (NYSE: UNH) and Waters Corp. (NYSE: WAT). UnitedHealth Group, an industry leader in managed care, is improving the company medical loss ratio while increasing commercial membership. Its diversified business segments should leave UnitedHeath Group well-positioned, even in the face of health care reform. Waters Corp., a medical instrument manufacturer, delivered strong results as an outcome of product innovation and its leading market share in liquid chromatography instrument systems.

Much of the Fund’s relative underperformance for the period can be attributed to several companies that reported disappointing results. EOG Resources, Inc. (NYSE: EOG) missed their production numbers and cut guidance due to increasing costs associated with a mix shift from gas to oil production. Zimmer Holdings, Inc. (NYSE: ZMH), a designer and producer of orthopedic implants, also struggled during the second half of the year as unit growth and sales were weak and pricing pressure increased in the U.S.

During the second half of 2010, we increased the Fund’s exposure in the Industrials, Consumer Discretionary and the Materials sectors. As consumption expenditures and capital spending rates are expected to improve in 2011, companies within these sectors should benefit. To complement these moves, we decreased the Fund’s exposure to the more defensive sectors, Health Care and Consumer Staples. We still believe that the U.S. economy will continue to expand at a below trend pace in the long term, as most of the Fed’s accommodative policy and stimulus measures are short term remedies for the long term problem of fiscal irresponsibility. However, we are encouraged in the near term by improving economic data and upward revisions in growth forecasts. With this in mind, we are closely watching global inflation and commodity price trends, as well as monetary policy of the central banks, being mindful of its impact on the equity markets and our portfolio construction. In conclusion, we continue to concentrate on the selection of what we believe to be quality companies with strong catalysts for future growth, regardless of the impending economic backdrop.*

James A. Reed II, JD, CFA
Larry L. Valencia, CFA
Scout Investments, Inc.

Hypothetical Growth of $10,000 (Unaudited)

Performance returns for the Scout Stock Fund, S&P 500 ® Index and Lipper Large-Cap Core Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

1
Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index. The Standard & Poor 500 ® Index is an unmanaged capitalization-weighted index (weighted by the market value of the companies) of 500 stocks listed on various exchanges. The Lipper Large-Cap Core Funds Index invests primarily in companies above $10 billion without a specific growth or value strategy.

*
Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned in this letter.

Equity securities are subject to market, economic and business risks that will cause their prices to fluctuate over time, sometimes rapidly and unpredictably.

SCOUT FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURN (Unaudited)

Scout Stock Fund (UMBSX)
as of December 31, 2010

	1 Year	3 Years	5 Years	10 Years
Scout Stock Fund	10.74%	-1.96%	3.26%	2.16%
S&P 500® Index1	15.06%	-2.85%	2.29%	1.41%
Lipper Large-Cap Core Funds Index1	12.77%	-3.12%	1.91%	0.76%

1	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. The returns for periods prior to April 1, 2005 do not reflect the fees and expenses in effect as of April 1, 2005. If the new fees and expenses and the Advisor’s agreement to limit total Fund expenses were in effect for the periods shown, returns would have been lower. As of June 30, 2010, the gross expense ratio for the Fund was 0.96% (as disclosed in the most recent Prospectus) compared to the December 31, 2010 gross expense ratio of 0.94%.

The performance returns for the Fund reflect a fee waiver in effect. In the absence of such a waiver, the returns would be reduced.

Scout Investments, Inc. has entered into an agreement to limit the fees and/or make expense payments through October 31, 2011 so that actual total annual fund operating expenses of the Scout Stock Fund do not exceed 0.90%.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Prior to April 1, 2005, the Fund was managed in accordance with a different investment objective.

HISTORICAL PER-SHARE RECORD (Unaudited)

Scout Stock Fund (UMBSX)

		Income &		Cumulative3
	Net	Short-Term2	Long-Term2	Value Per
	Asset	Gains	Gains	Share Plus
	Value	Distribution	Distribution	Distributions
12/31/06	$14.38	$0.32	$1.54	$42.03
12/31/07	14.18	0.20	1.70	43.73
12/31/08	10.18	0.07	0.14	39.94
12/31/09	11.65	0.17	—	41.58
12/31/10	12.85	0.04	—	42.82
2	Represents distributions for the respective 12-month period ended.

3	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

FUND DIVERSIFICATION* (Unaudited)

Scout Stock Fund (UMBSX)

Based on total net assets as of December 31, 2010. Subject to change.

TOP TEN EQUITY HOLDINGS* (Unaudited)

Scout Stock Fund (UMBSX)

	Market	Percent
	Value (000’s)	of Total
Apache Corp	$3,577	3.1%
Philip Morris International, Inc.	3,512	3.0%
McCormick & Co., Inc.	3,257	2.8%
Danaher Corp.	3,208	2.7%
Oracle Corp.	3,130	2.7%
Genuine Parts Co.	3,080	2.6%
Microsoft Corp.	3,071	2.6%
Broadcom Corp. — Class A	3,048	2.6%
Walt Disney Co.	3,001	2.6%
Marriott International, Inc. — Class A	2,991	2.6%
Top Ten Equity Holdings Total	$31,875	27.3%
Based on total net assets as of December 31, 2010. Subject to change.

*
Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

DECEMBER 31, 2010

SCHEDULE OF INVESTMENTS
December 31, 2010 (Unaudited)

STOCK FUND
	Shares	Value
COMMON STOCKS — 98.8%
CONSUMER DISCRETIONARY — 12.3%
Genuine Parts Co.	60,000	$3,080,400
Marriott International, Inc. — Class A	72,000	2,990,880
Target Corp.	40,000	2,405,200
VF Corp.	34,000	2,930,120
Walt Disney Co.	80,000	3,000,800
		14,407,400
CONSUMER STAPLES — 9.9%
JM Smucker Co.	33,000	2,166,450
McCormick & Co., Inc.	70,000	3,257,100
PepsiCo, Inc.	40,000	2,613,200
Philip Morris International, Inc.	60,000	3,511,800
		11,548,550
ENERGY — 13.8%
Anadarko Petroleum Corp.	18,000	1,370,880
Apache Corp.	30,000	3,576,900
Chevron Corp.	28,000	2,555,000
Murphy Oil Corp.	40,000	2,982,000
National Oilwell Varco, Inc.	26,000	1,748,500
Occidental Petroleum Corp.	25,000	2,452,500
Schlumberger Ltd.	18,000	1,503,000
		16,188,780
FINANCIALS — 14.7%
Berkshire Hathaway, Inc. — Class B*	24,000	1,922,640
Chubb Corp.	50,000	2,982,000
Discover Financial Services	130,000	2,408,900
Fifth Third Bancorp	200,000	2,936,000
Franklin Resources, Inc.	24,000	2,669,040
Progressive Corp.	100,000	1,987,000
Toronto-Dominion Bank	30,000	2,229,300
		17,134,880
HEALTH CARE — 9.0%
Allergan, Inc.	32,000	2,197,440
Bristol-Myers Squibb Co.	45,000	1,191,600
Fresenius Medical Care A.G. & Co. KGaA1	34,000	1,961,460
UnitedHealth Group, Inc.	80,000	2,888,800
Waters Corp.*	30,000	2,331,300
		10,570,600
INDUSTRIALS — 12.9%
3M Co.	24,000	2,071,200
Boeing Co.	25,000	1,631,500
Danaher Corp.	68,000	3,207,560
Deere & Co.	25,000	2,076,250
General Electric Co.	100,000	1,829,000
Union Pacific Corp.	20,000	1,853,200
United Technologies Corp.	30,000	2,361,600
		15,030,310
INFORMATION TECHNOLOGY — 20.0%
Apple, Inc.*	9,000	2,903,040
Broadcom Corp. — Class A	70,000	3,048,500
Citrix Systems, Inc.*	26,000	1,778,660
Google, Inc. — Class A*	4,000	2,375,880
Juniper Networks, Inc.*	80,000	2,953,600
Microsoft Corp.	110,000	3,071,200
NetApp, Inc.*	39,000	2,143,440
Oracle Corp.	100,000	3,130,000
Telefonaktiebolaget LM Ericsson1	170,000	1,960,100
		23,364,420
MATERIALS — 2.4%
Praxair, Inc.	30,000	2,864,100

TELECOMMUNICATION SERVICES — 2.0%
Verizon Communications, Inc.	65,000	2,325,700

UTILITIES — 1.8%
Duke Energy Corp.	115,000	2,048,150

TOTAL COMMON STOCKS
(Cost $93,847,588) — 98.8%		115,482,890

TOTAL INVESTMENTS
(Cost $93,847,588) — 98.8%		115,482,890

Other assets less liabilities — 1.2%		1,458,481

TOTAL NET ASSETS — 100.0%
(equivalent to $12.85 per share;
unlimited shares of $1.00 par value
capital shares authorized;
9,098,108 shares outstanding)		$116,941,371

*	Non-income producing security.

1	ADR — American Depositary Receipt.

See accompanying Notes to Financial Statements.
SCOUT FUNDS SEMI-ANNUAL REPORT

Mid Cap Fund

OBJECTIVE & STRATEGY (Unaudited)
The Scout Mid Cap Fund seeks long-term growth of capital by investing in common stocks of companies classified as mid-capitalization located anywhere in the United States.

Almost to the day, the start of the second half of 2010 marked this year’s bottom for the mid cap indices. The period started off choppy with a powerful July rally that was met with an equally swift August sell-off that was likely halted by Federal Reserve Board Chairman Ben Bernanke’s speech on August 27th in Jackson Hole, Wyoming. He promised the Federal Reserve (the Fed) would attempt to improve U.S. economic growth, utilizing methods including a second round of quantitative easing (i.e. money printing) (QE2). Furthermore, in a Washington Post op-ed piece in early November, Bernanke mentioned that Fed policy helped increase stock prices. Historically, it has been taboo for the Fed to even hint that they target asset prices, so his remarks shocked some market commentators. Although it is debatable whether the Fed was the primary driver of the recent rally, many took this statement to mean the Fed wants the stock market to go up. As the saying goes, “Don’t fight the Fed.” Investors acquiesced, sending stocks higher to close out the year.

With plenty of economic and political cross-currents, we expected individual stock selection to regain importance in the second half of the year. As the year came to a close, stock selection drove the period’s relative outperformance. The top contributor to the Fund’s performance for the final six months of the year was CF Industries Holdings, Inc. (NYSE: CF). The company manufactures fertilizer, specializing in nitrogen-based products. As the outlook for crop prices steadily improved, CF Industries and other agriculture-related companies saw their stock prices rally. Priceline.com, Inc. (NASDAQ: PCLN) also contributed greatly to performance. The market share for online travel booking providers is relatively low in Europe and East Asia compared to the United States, but is rapidly catching up. Priceline.com has a very strong and growing presence in these markets through its booking.com and agoda.com websites, which has driven earnings growth of more than 50% this year. Rounding out the top three was Herbalife Ltd. (NYSE: HLF), which handily beat third quarter expectations as its new marketing strategy and exposure to emerging markets drove results.

Lancaster Colony Corp. (NASDAQ: LANC) ranked at the bottom in performance contribution. Over 85% of revenue comes from its Specialty Foods division, which makes Sister Schubert’s Rolls and New York brand Texas Garlic Toast. While rising grain prices supported the stock price for CF Industries and others, they hurt food companies, especially those which use a lot of wheat, such as Lancaster Colony. Valero Energy Corp. (NYSE: VLO) was the second worst contributor. We expected U.S. gasoline demand to pick up along with the economy, but weak employment (fewer commuters) and slightly more energy efficient vehicles appeared to weigh on consumption.

We have a promising short-term outlook for mid-cap securities. U.S. GDP growth estimates for 2011 have been revised higher as much of the macroeconomic data has exceeded expectations and the surprisingly pro-growth 2011 tax bill is likely to spur consumer spending, job creation, and capital investment. The tax package is an illustration as to why the third year of the presidential cycle is often good for stocks, as the sitting President seeks to boost the economy (and his or her re-election prospects). Valuations still appear to be reasonable, especially in the context of low interest rates and solid top-line growth forecasts, so when combined with the favorable economic backdrop the market may be poised to move higher. We continue to believe proper stock selection, rather than simply buying high-beta,1 highly-leveraged stocks,2 is the most prudent method of portfolio construction. Investment themes we continue to favor include scarce commodities, the emerging market consumer, the popularity of mobile computing, and the demand for goods and services tied to health and wellness. We estimate that stocks tied to at least one of these themes comprise at least half the portfolio, in addition to having company-specific drivers.*

As always, the management team appreciates your support and continued confidence in our team and investment process.

Patrick Dunkerley, CFA
Derek Smashey, CFA
Scout Investments, Inc.

Hypothetical Growth of $10,000 (Unaudited)

Performance returns for the Scout Mid Cap Fund, Russell Midcap® Index and Lipper Mid-Cap Core Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

3
Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index. The Russell Midcap ® Index consists of the smallest 800 securities in the Russell 1000® Index, as ranked by total market capitalization. This Index accurately captures the medium-sized universe of securities and represents approximately 34% of the Russell 1000® Index, total market capitalization. The Lipper Mid-Cap Core Funds Index invests primarily in companies with a market capitalization of less than $5 billion at the time of purchase.

1	High-beta stocks are stocks with higher than average levels of volatility compared to the market.

2	Highly-leveraged stocks are companies with much higher than average levels of debt on their balance sheets.

*
Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned in this letter.

The Scout Mid Cap Fund invests primarily in mid cap stocks and therefore is subject to the possibility that mid cap stocks may temporarily fall out of favor or perform poorly relative to other types of investments. While stocks of mid cap companies may be slightly less volatile than those of small cap companies, they still involve substantial risk.

DECEMBER 31, 2010

COMPARATIVE RATES OF RETURN (Unaudited)

Scout Mid Cap Fund (UMBMX)
as of December 31, 2010

			Since
	1 Year	3 Years	Inception1
Scout Mid Cap Fund	27.89%	6.89%	10.56%
Russell Midcap® Index2	25.48%	1.05%	2.95%
Lipper Mid-Cap Core Funds Index2	24.01%	2.03%	3.79%

1	Inception – October 31, 2006.

2	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. As of June 30, 2010, the gross expense ratio for the Fund was 1.10% (as disclosed in the most recent Prospectus) compared to the December 31, 2010 gross expense ratio of 1.04%.

A redemption fee of 2% will be imposed on redemptions or exchanges made within two months of purchase of shares in the Scout Mid Cap Fund. Please see the Prospectus for more information about the fee and which accounts it applies to.

The performance returns for the Fund reflect a fee waiver in effect. In the absence of such a waiver, the returns would be reduced.

Scout Investments, Inc. has entered into an agreement to limit the fees and/or make expense payments through October 31, 2011 so that actual total annual fund operating expenses of the Scout Mid Cap Fund do not exceed 1.40%. The Net Expense Ratio for the Fund reflects the reimbursement of fees previously waived by the Advisor in accordance with the terms of this agreement.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HISTORICAL PER-SHARE RECORD (Unaudited)

Scout Mid Cap Fund (UMBMX)

		Income &		Cumulative 4
	Net	Short-Term3	Long-Term3	Value Per
	Asset	Gains	Gains	Share Plus
	Value	Distribution	Distribution	Distributions
12/31/06	$10.19	$0.01	$—	$10.20
12/31/07	11.51	0.90	—	12.42
12/31/08	7.47	—	—	8.38
12/31/09	10.95	0.04	—	11.90
12/31/10	13.36	0.10	0.54	14.95
3	Represents distributions for the respective 12-month period ended.

4	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

FUND DIVERSIFICATION* (Unaudited)

 Scout Mid Cap Fund (UMBMX)

Based on total net assets as of December 31, 2010. Subject to change.

TOP TEN EQUITY HOLDINGS* (Unaudited)

Scout Mid Cap Fund (UMBMX)

	Market	Percent
	Value (000’s)	of Total
Herbalife Ltd	$11,025	4.0%
Murphy Oil Corp.	10,321	3.7%
Affiliated Managers Group, Inc.	8,431	3.1%
TRW Automotive Holdings Corp.	7,663	2.8%
Avnet, Inc.	7,431	2.7%
Avery Dennison Corp.	7,330	2.7%
Skyworks Solutions, Inc.	7,102	2.6%
Concho Resources, Inc.	6,672	2.4%
priceline.com, Inc.	6,489	2.3%
Computer Sciences Corp.	6,256	2.3%
Top Ten Equity Holdings Total	$78,720	28.6%
Based on total net assets as of December 31, 2010. Subject to change.

*
Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

SCOUT FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS
December 31, 2010 (Unaudited)

MID CAP FUND
	Shares	Value
COMMON STOCKS — 98.2%
CONSUMER DISCRETIONARY — 22.1%
AutoZone, Inc.*	14,910	$4,064,317
Brunswick Corp.	100,650	1,886,181
CBS Corp. — Class B	228,800	4,358,640
Columbia Sportswear Co.	42,125	2,540,138
Deckers Outdoor Corp.*	43,000	3,428,820
DeVry, Inc.	37,191	1,784,424
Dollar Tree, Inc.*	45,900	2,574,072
Harley-Davidson, Inc.	98,000	3,397,660
Limited Brands, Inc.	127,300	3,911,929
Macy’s, Inc.	171,850	4,347,805
NVR, Inc.*	5,290	3,655,496
Omnicom Group, Inc.	78,225	3,582,705
priceline.com, Inc.*	16,240	6,488,692
Tempur-Pedic International, Inc.*	109,575	4,389,574
TRW Automotive Holdings Corp.*	145,400	7,662,580
Warnaco Group, Inc.*	50,000	2,753,500
		60,826,533
CONSUMER STAPLES — 7.9%
Energizer Holdings, Inc.*	34,033	2,481,006
Hansen Natural Corp.*	40,925	2,139,559
Herbalife Ltd.	161,250	11,024,662
Nu Skin Enterprises, Inc. — Class A	199,500	6,036,870
		21,682,097
ENERGY — 12.9%
Arch Coal, Inc.	78,750	2,760,975
Cimarex Energy Co.	62,275	5,513,206
Concho Resources, Inc.*	76,100	6,671,687
Forest Oil Corp.*	73,925	2,806,932
McDermott International, Inc.*	98,475	2,037,448
Murphy Oil Corp.	138,450	10,321,447
Plains Exploration & Production Co.*	83,650	2,688,511
SM Energy Co.	47,450	2,796,229
		35,596,435
FINANCIALS — 12.7%
Affiliated Managers Group, Inc.*	84,975	8,431,220
Annaly Capital Management, Inc. REIT	136,675	2,449,216
Axis Capital Holdings Ltd.	108,500	3,892,980
Bank of Hawaii Corp.	75,000	3,540,750
Fifth Third Bancorp	414,950	6,091,466
Host Hotels & Resorts, Inc. REIT	116,275	2,077,834
National Retail Properties, Inc. REIT	165,250	4,379,125
Prosperity Bancshares, Inc.	101,800	3,998,704
		34,861,295
HEALTH CARE — 6.4%
AmerisourceBergen Corp.	145,942	4,979,541
C.R. Bard, Inc.	41,625	3,819,926
Coventry Health Care, Inc.*	165,925	4,380,420
Humana, Inc.*	81,825	4,479,101
		17,658,988
INDUSTRIALS — 9.7%
AGCO Corp.*	49,475	2,506,404
Avery Dennison Corp.	173,125	7,330,112
Lincoln Electric Holdings, Inc.	46,000	3,002,420
Spirit Aerosystems Holdings, Inc. — Class A*	119,550	2,487,836
Terex Corp.*	79,029	2,453,060
Textron, Inc.	175,000	4,137,000
Trinity Industries, Inc.	177,771	4,730,486
		26,647,318
INFORMATION TECHNOLOGY — 13.3%
Avnet, Inc.*	224,975	7,430,924
Check Point Software Technologies*	96,075	4,444,429
Computer Sciences Corp.	126,125	6,255,800
Cree, Inc.*	68,700	4,526,643
Lam Research Corp.*	46,375	2,401,298
Skyworks Solutions, Inc.*	248,075	7,102,387
Teradata Corp.*	46,150	1,899,534
TriQuint Semiconductor, Inc.*	230,800	2,698,052
		36,759,067
MATERIALS — 10.1%
Agnico-Eagle Mines Ltd.	23,560	1,807,052
Allegheny Technologies, Inc.	112,615	6,214,096
CF Industries Holdings, Inc.	17,852	2,412,698
Lubrizol Corp.	35,800	3,826,304
Scotts Miracle-Gro Co. — Class A	60,000	3,046,200
Silver Wheaton Corp.*	74,000	2,888,960
Stillwater Mining Co.*	142,750	3,047,712
Walter Industries, Inc.	35,525	4,541,516
		27,784,538
TELECOMMUNICATION SERVICES — 0.8%
Millicom International Cellular S.A.	24,000	2,294,400

UTILITIES — 2.3%
Westar Energy, Inc.	139,950	3,521,142
Xcel Energy, Inc.	125,050	2,944,927
		6,466,069

TOTAL COMMON STOCKS
(Cost $223,767,635) — 98.2%		270,576,740

TOTAL INVESTMENTS
(Cost $223,767,635) — 98.2%		270,576,740

Other assets less liabilities — 1.8%		5,068,323

TOTAL NET ASSETS — 100.0%
(equivalent to $13.36 per share;
unlimited shares of $1.00 par value
capital shares authorized;
20,624,762 shares outstanding)		$275,645,063

REIT — Real Estate Investment Trust

*	Non-income producing security.

See accompanying Notes to Financial Statements.

DECEMBER 31, 2010

Small Cap Fund

OBJECTIVE & STRATEGY (Unaudited)
The Scout Small Cap Fund seeks long-term growth of capital by investing in common stocks of smaller companies located anywhere in the United States.

The fourth quarter provided a strong finish to the six month period ending December 31, 2010. Through the end of August, the economic recovery was being called into question. At that time, the prospect of a massive increase in personal taxes on income, capital gains and dividends weighed heavily on stocks and raised fears of a second (or double-dip) recession. As an indication that investors genuinely feared another recession, the yield on 10-year U.S. government bonds fell from over 3.8% at the beginning of 2010 to 2.4% by early October. Year-to-date large and small cap equity total returns were negative through the end of August. However, in early September, the stock market began a steady ascent that continued through the end of December. A shift in the political winds, which the market appeared to begin discounting a couple of months prior to the November election, has now assured the continuation of current marginal tax rates for the next two years. We believe this added a significant boost to investor confidence that the economy, while still experiencing difficulties, will see at least average (or better) growth in 2011.

We believe the combination of an accommodative Federal Reserve (the Fed), renewed hopes for continuation of the economic recovery, and the prospects of steady tax rates combined to push stocks higher, especially during the last three months of the year. For the semi-annual period ending December 31, 2010 the Scout Small Cap Fund had a total return of 27.86%, while the Russell 2000® Index returned 29.38%.

We continue to be very comfortable with the attractiveness of small cap equities relative to larger companies. From our analysis of historical market return data, the majority of the small cap sector’s long-term outperformance versus that of large cap stocks has occurred during periods of rising interest rates. We think several factors point to a continuation of the recent rise in rates, where the yield on the 10-year government bond rose from a low of 2.39% in October to a high of 3.53% in December. Demand for capital is beginning to rise. Bank lending has begun to grow again. The promise of a more stable tax environment appears to be bolstering business confidence. Finally, aggressive monetary policy from the Fed and profligate spending from Washington is helping to raise the specter of inflation and large government deficits/debts. We believe that all these factors point to a rising interest rate environment in 2011.

We have shifted portfolio sector weightings in attempt to benefit from what we believe will be a sustained substitution of capital for labor. This trend has been on-going, is partly driven by tax and labor policy, and should be with us for several years to come. For example, the minimum wage (a measure of the cost of one portion of the labor market) recently increased from $5.15 to $7.25 an hour, the largest two-year increase in history. At the same time, the recently passed tax framework included an allowance for companies to deduct the full cost of certain investments in equipment in 2011, and a 50% deduction in 2012. We believe that corporations are seeing more benefit from the addition of productivity enhancing hardware and software to boost the output of their current workforce than in adding new employees.

Continued productivity enhancements accentuate the current pressure on labor. Industrial equipment and technology that improve worker output per hour have allowed many companies to rebuild revenue to pre-crisis levels with fewer employees — the very essence of productivity enhancement. As a long-term dynamic, productivity improvements are nothing new. Agricultural productivity has improved steadily for decades, allowing agriculture as a percentage of total U.S. employment to fall from nearly 90% in 1800, to 40% in 1900, to less than 3% today — yet the U.S. agricultural workforce produces more than ever. Manufacturing jobs have fallen from approximately 30% of total jobs in 1950 to less than 9% today. Both agricultural and manufacturing jobs, as a percentage of total jobs, have been in secular decline for decades. This has freed workers to pursue other professions and other forms of production, primarily in services and technology. It has also allowed us to buy things more cheaply in terms of our labor. A study from the Fed shows that a Model T cost the equivalent of two years worth of labor for the average worker in 1908. Today’s worker needs about eight months of labor to buy a car.

We have overweighted the Technology and Industrial sectors within the portfolio with the expectation that companies will focus more on productivity enhancing equipment purchases over additions to employee headcount. We also have an overweight position within the Energy and Materials sectors as we expect rising inflation and foreign demand for commodities to enhance returns and pricing. The three stocks helping performance most during the second half of 2010 were Skyworks Solutions, Inc. (NASDAQ: SWKS), Omnivision Technologies, Inc. (NASDAQ: OVTI), and Brigham Exploration Co. (NASDAQ: BEXP). Skyworks, which designs and manufactures wireless communication semiconductor components for mobile applications, benefited from strong smartphone demand during the period. The company has design wins with all major handset vendors and continues to gain market share. Omnivision continued to report earnings results beyond expectations. The company, which makes semiconductor imaging devices for consumer electronic products such as smartphones and cameras, has seen increased demand for higher resolution products. Brigham Exploration’s ongoing success is a result of its well development in the Williston Basin and rising energy prices.

The stocks hurting performance most during the second half of the year were Lancaster Colony Corp. (NASDAQ: LANC), DG FastChannel, Inc. (NASDAQ: DGIT) and American Public Education, Inc. (NASDAQ: APEI). Lancaster Colony, a consumer products company, was hurt by higher freight and commodity input costs during the fourth quarter. DG FastChannel operates electronic networks linking advertising agencies with television and radio stations, and warned of weak revenue for the fourth quarter. Both Lancaster Colony and DG FastChannel were sold during the period. American Public Education is an online post-secondary education company focusing primarily on the public service and military communities. The federal government has increased scrutiny of federal reimbursement for education at all for-profit education companies, contributing to the stock’s weak results. We have maintained our position.

SCOUT FUNDS SEMI-ANNUAL REPORT

Unlike the time traveler in H.G. Wells’ book, The Time Machine, who went forward in time to find the dismal world of the Eloi and Morlocks, we feel as though this market has taken us back in time. In traveling back to 1998, we’d be surprised by the similarities to the current environment. We’d see little difference in the price level of the S&P 500 stock prices have been unchanged, on average, for twelve years. But we’d notice some major differences, all of which are very important to stock valuations. Interest rates were much higher in 1998 — the yield on ten-year treasury bonds was then 4.6% versus 3.3% at the end of 2010. Lower interest rates usually mean higher price/earnings multiples. What about corporate earnings? Annual S&P 500 earnings should exit 2010 around $84 per share with dividends of nearly $23 per share. In 1998 you received only $44 per share in earnings and $16 in dividends. What has caused this increase in earnings? U.S. GDP grew from about $9 trillion in 1998 to nearly $15 trillion by the end of 2010.

If we had Wells’ time machine, where should we go? Should we stay in 1998 or return to 2010? Today we have much higher earnings, dividends, GDP, and lower interest rates — all positive for stocks. The negatives are quite real, however. Today we have higher levels of government and household debt, record personal bankruptcies due to the collapse of housing prices, and rising commodity prices. The past dozen years have been about growing into the inflated stock valuations that were present during the late 1990s. Since 1998 our economy has grown by almost two-thirds — roughly the equivalent of creating a new China within our shores. Our expectation is that economic growth will continue, driving corporate earnings and stock prices higher, despite rising interest rates. The past twelve years indicate that the U.S. still possesses a vibrant growth engine driven by innovation and population growth. Today, stock prices are near 1998 levels, at roughly half the price-to-earnings (P/E) multiple, with an economy 66% larger than the one we left behind. It doesn’t take the imagination of H.G. Wells to see that 2011 could be a good year for stocks.*

Thomas Laming
Jason Votruba, CFA
James McBride
Scout Investments, Inc.

Hypothetical Growth of $10,000 (Unaudited)

Performance returns for the Scout Small Cap Fund, Russell 2000® Index and Lipper Small-Cap Core Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

1
Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index. The Russell 2000® Index consists of the smallest 2000 securities in the Russell 3000® Index representing approximately 11% of the Russell 3000® Index total market capitalization, and is widely regarded in the industry as the premier measure of small capitalization stocks. The Lipper Small-Cap Core Funds Index invests in small capitalization companies without a specific growth orientation.

*
Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned in this letter.

Due to the limited focus of this Fund, it is more susceptible to market volatility because smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Additionally, smaller company stocks tend to be sold less often and in smaller amounts than larger company stocks.

DECEMBER 31, 2010

COMPARATIVE RATES OF RETURN (Unaudited)

Scout Small Cap Fund (UMBHX)
as of December 31, 2010

	1 Year	3 Years	5 Years	10 Years
Scout Small Cap Fund	20.85%	-4.38%	2.11%	7.11%
Russell 2000® Index1	26.86%	2.22%	4.47%	6.33%
Lipper Small-Cap Core Funds Index1	25.71%	2.88%	4.76%	6.95%
1	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. The returns for periods prior to April 1, 2005 do not reflect the fees and expenses in effect as of April 1, 2005. If the new fees and expenses and the Advisor’s agreement to limit total Fund expenses were in effect for the periods shown, returns would have been lower. As of June 30, 2010, the gross/net expense ratio for the Fund was 1.06% (as disclosed in the most recent Prospectus) compared to the December 31, 2010 gross/net expense ratio of 1.07%.

A redemption fee of 2% will be imposed on redemptions or exchanges made within two months of purchase of shares in the Scout Small Cap Fund. Please see the Prospectus for more information about the fee and which accounts it applies to.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Prior to July 2, 2001, the Fund was known as the UMB Scout Regional Fund and was managed in accordance with a different investment objective and strategy.

HISTORICAL PER-SHARE RECORD (Unaudited)

Scout Small Cap Fund (UMBHX)

		Income &		Cumulative 3
	Net	Short-Term2	Long-Term2	Value Per
	Asset	Gains	Gains	Share Plus
	Value	Distribution	Distribution	Distributions
12/31/06	$16.83	$0.52	$0.42	$29.53
12/31/07	17.64	—	1.40	31.74
12/31/08	10.55	—	—	24.65
12/31/09	12.76	—	—	26.86
12/31/10	15.42	—	—	29.52
2	Represents distributions for the respective 12-month period ended.

3	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

FUND DIVERSIFICATION* (Unaudited)

Scout Small Cap Fund (UMBHX)

Based on total net assets as of December 31, 2010. Subject to change.

TOP TEN EQUITY HOLDINGS* (Unaudited)

Scout Small Cap Fund (UMBHX)

	Market	Percent
	Value (000’s)	of Total
Skyworks Solutions, Inc.	$8,120	2.3%
Gentiva Health Services, Inc.	7,312	2.1%
Catalyst Health Solutions, Inc.	7,252	2.1%
Omnivision Technologies, Inc.	7,231	2.0%
Brigham Exploration Co.	6,905	1.9%
SVB Financial Group	6,695	1.9%
Triumph Group, Inc.	6,590	1.9%
Jack Henry & Associates, Inc.	6,442	1.8%
Middleby Corp.	6,374	1.8%
SM Energy, Co.	6,370	1.8%
Top Ten Equity Holdings Total	$69,291	19.6%
Based on total net assets as of December 31, 2010. Subject to change.

*
Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

SCOUT FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS
December 31, 2010 (Unaudited)

SMALL CAP FUND
	Shares	Value

COMMON STOCKS — 100.0%
CONSUMER DISCRETIONARY — 12.6%
American Public Education, Inc.*	110,383	$4,110,663
Buckle, Inc.	117,325	4,431,365
Cato Corp. — Class A	62,200	1,704,902
Chico’s FAS, Inc.	303,000	3,645,090
Cracker Barrel Old Country Store, Inc.	81,300	4,452,801
Finish Line, Inc. — Class A	225,700	3,879,783
Jos. A. Bank Clothiers, Inc.*	80,500	3,245,760
Maidenform Brands, Inc.*	133,000	3,161,410
Monro Muffler Brake, Inc.	172,200	5,956,398
Sotheby’s	78,500	3,532,500
Steven Madden Ltd.*	77,566	3,236,053
Ulta Salon Cosmetics & Fragrance, Inc.*	102,125	3,472,250
		44,828,975
CONSUMER STAPLES — 1.2%
Boston Beer Co., Inc.*	19,100	1,816,219
WD-40 Co.	57,400	2,312,072
		4,128,291
ENERGY — 8.4%
Brigham Exploration Co.*	253,500	6,905,340
Complete Production Services, Inc.*	110,000	3,250,500
Dril-Quip, Inc.*	28,700	2,230,564
Lufkin Industries, Inc.	69,800	4,354,822
OYO Geospace Corp.*	14,780	1,464,846
Rosetta Resources, Inc.*	142,000	5,344,880
SM Energy Co.	108,100	6,370,333
		29,921,285
FINANCIALS — 15.4%
Apollo Investment Corp.	398,000	4,405,860
Capitol Federal Financial, Inc.	13,400	159,594
Cohen & Steers, Inc.	76,097	1,986,132
Fulton Financial Corp.	392,200	4,055,348
Mid-America Apartment Communities, Inc. REIT	72,700	4,615,723
National Financial Partners Corp.*	313,700	4,203,580
National Health Investors, Inc. REIT	105,000	4,727,100
NewAlliance Bancshares, Inc.	116,100	1,739,178
Portfolio Recovery Associates, Inc.*	75,770	5,697,904
Prosperity Bancshares, Inc.	110,900	4,356,152
Signature Bank*	119,600	5,980,000
SVB Financial Group*	126,200	6,694,910
Waddell & Reed Financial, Inc. — Class A	165,500	5,840,495
		54,461,976
HEALTH CARE — 12.6%
Acorda Therapeutics, Inc.*	60,000	1,635,600
Amedisys, Inc.*	53,600	1,795,600
AMERIGROUP Corp.*	115,200	5,059,584
Catalyst Health Solutions, Inc.*	156,000	7,252,440
Endo Pharmaceuticals Holdings, Inc.*	96,500	3,446,015
Gen-Probe, Inc.*	36,000	2,100,600
Gentiva Health Services, Inc.*	274,887	7,311,994
ICU Medical, Inc.*	75,413	2,752,574
Magellan Health Services, Inc.*	117,700	5,564,856
Merit Medical Systems, Inc.*	169,950	2,690,309
Quality Systems, Inc.	20,500	1,431,310
Sirona Dental Systems, Inc.*	86,100	3,597,258
		44,638,140
INDUSTRIALS — 16.6%
Acuity Brands, Inc.	62,200	3,587,074
American Science & Engineering, Inc.	44,500	3,792,735
Genesee & Wyoming, Inc.*	71,700	3,796,515
GrafTech International Ltd.*	129,200	2,563,328
Greenbrier Cos., Inc.*	224,800	4,718,552
Hexcel Corp.*	196,100	3,547,449
HUB Group, Inc. — Class A*	95,600	3,359,384
Insituform Technologies, Inc. — Class A*	145,000	3,843,950
Lincoln Electric Holdings, Inc.	52,600	3,433,202
Middleby Corp.*	75,500	6,373,710
Trinity Industries, Inc.	143,500	3,818,535
Triumph Group, Inc.	73,700	6,589,517
WESCO International, Inc.*	119,600	6,314,880
Woodward Governor Co.	79,400	2,982,264
		58,721,095
INFORMATION TECHNOLOGY — 23.1%
Atheros Communications, Inc.*	133,900	4,809,688
Blue Coat Systems, Inc.*	67,000	2,001,290
Cymer, Inc.*	101,900	4,592,633
Diodes, Inc.*	131,200	3,541,088
j2 Global Communications, Inc.*	105,300	3,048,435
Jack Henry & Associates, Inc.	221,000	6,442,150
Lawson Software, Inc.*	382,700	3,539,975
Netgear, Inc.*	95,600	3,219,808
Omnivision Technologies, Inc.*	244,200	7,230,762
Plantronics, Inc.	86,100	3,204,642
Progress Software Corp.*	62,200	2,632,304
Quest Software, Inc.*	210,400	5,836,496
SciQuest, Inc.*	17,500	227,675
Semtech Corp.*	119,600	2,707,744
Skyworks Solutions, Inc.*	283,600	8,119,468
SPS Commerce, Inc.*	66,600	1,052,280
Stratasys, Inc.*	61,745	2,015,357
TIBCO Software, Inc.*	177,000	3,488,670
Valueclick, Inc.*	287,000	4,600,610
Viasat, Inc.*	142,200	6,315,102
Websense, Inc.*	153,000	3,098,250
		81,724,427
MATERIALS — 7.9%
Allegheny Technologies, Inc.	62,200	3,432,196
Balchem Corp.	70,000	2,366,700
Hecla Mining Co.*	160,000	1,801,600
Intrepid Potash, Inc.*	95,600	3,564,924
Rockwood Holdings, Inc.*	81,300	3,180,456
Royal Gold, Inc.	60,200	3,288,726
Schweitzer-Mauduit International, Inc.	30,800	1,937,936
Stepan Co.	44,500	3,394,015
Stillwater Mining Co.*	244,000	5,209,400
		28,175,953
UTILITIES — 2.2%
South Jersey Industries, Inc.	96,510	5,097,658
Westar Energy, Inc.	104,300	2,624,188
		7,721,846

TOTAL COMMON STOCKS
(Cost $279,763,699) — 100.0%		354,321,988

TOTAL INVESTMENTS
(Cost $279,763,699) — 100.0%		354,321,988

Other assets less liabilities — 0.0%		12,356

TOTAL NET ASSETS — 100.0%
(equivalent to $15.42 per share;
unlimited shares of $1.00 par value
capital shares authorized;
22,984,418 shares outstanding)		$354,334,344

REIT — Real Estate Investment Trust

*	Non-income producing security.

See accompanying Notes to Financial Statements.

DECEMBER 31, 2010

TrendStar Small Cap Fund

OBJECTIVE & STRATEGY (Unaudited)
The Scout TrendStar Small Cap Fund seeks long-term growth of capital by investing in common stocks of smaller companies located anywhere in the United States.

The broad stock market, as measured by the S&P 500® Index, has treaded water since 1998. It was rough water with many crests and troughs, but today’s market price level is in line with where the market closed twelve years ago. The late 1990s were heady days indeed, and clearly stocks were over-valued at the decade’s close. It is worth looking back, though, to consider what has transpired during the past dozen years. Despite stock prices (the S&P 500® Index closed at $1,258 in 2010 and near that in 1998) being unchanged since 1998, operating earnings for the S&P 500® Index have risen from $44 per share in 1998 to about $84 per share in 2010. Dividend payouts rose from about $16 to $23 per share during the same period. Interest rates are lower today. Ten-year treasuries have fallen from 4.6% to 3.3% in the last twelve years.

What allowed earnings to grow so much? Consider that the U.S. added about 40 million people (consumers and producers) to its population during this time. Even more impressive, U.S. GDP grew from about $9 trillion in 1998 to nearly $15 trillion in 2010. The increase represents more than the current nominal GDP of China. Adding the equivalent of a China to our GDP allowed U.S. companies to nearly double their earnings. Valuations, measured by the ratio of price-to-earnings (P/E), may finally have reached attractive levels where we find 1998 prices divided by 2010 earnings.

The fourth quarter provided a strong finish to the six month period ending December 31, 2010. Through the end of August, the economic recovery was being called into question. At that time, the prospect of a massive increase in personal taxes on income, capital gains and dividends weighed heavily on stocks and raised fears of a second (or double-dip) recession. As an indication that investors genuinely feared another recession, the yield on 10-year U.S. government bonds fell from over 3.8% at the beginning of 2010 to 2.4% by early October. Year-to-date large and small cap equity total returns were negative through the end of August. However, in early September, the stock market began a steady ascent that continued through the end of December. A shift in the political winds, which the market appeared to begin discounting a couple of months prior to the November election, has now assured the continuation of current marginal tax rates for the next two years. We believe this added a significant boost to investor confidence that the economy, while still experiencing difficulties, will see at least average (or better) growth in 2011.

We believe the combination of an accommodative Federal Reserve (the Fed), renewed hopes for continuation of the economic recovery, and the prospects of steady tax rates combined to push stocks higher, especially during the last three months of the year. For the semi-annual period ending December 31, 2010 the Scout Trendstar Small Cap Fund had a total return of 27.21% while the Russell 2000 Growth® Index had a return of 32.14%.

We continue to be very comfortable with the attractiveness of small cap equities relative to larger companies. From our analysis of historical market return data, the majority of the small cap sector’s long-term outperformance versus that of large cap stocks has occurred during periods of rising interest rates. We think several factors point to a continuation of the recent rise in rates, where the yield on the 10-year government bond rose from a low of 2.39% in October to a high of 3.53% in December. Demand for capital is beginning to rise. Bank lending has begun to grow again. The promise of a more stable tax environment appears to be bolstering business confidence. Finally, aggressive monetary policy from the Fed and profligate spending from Washington is helping to raise the specter of inflation and large government deficits/debts. We believe that all these factors point to a rising interest rate environment in 2011.

We have shifted portfolio sector weightings, especially within the Technology sector, in attempt to benefit from what we believe will be a sustained substitution of capital for labor. This trend has been on-going, is partly driven by tax and labor policy, and should be with us for several years to come. For example, the minimum wage (a measure of the cost of one portion of the labor market) increased from $5.15 to $7.25 an hour, the largest two-year increase in history. At the same time, the recently passed tax framework included allowance for companies to deduct the full cost of certain investments in equipment in 2011, and a 50% deduction in 2012. In an effort to grow revenues, we believe that corporations are seeing more benefit from the addition of productivity enhancing hardware and software to boost the output of their current workforce than in adding new employees.

Continued productivity enhancements accentuate the current pressure on labor. Industrial equipment and technology that improve worker output per hour have allowed many companies to rebuild revenue to pre-crisis levels with fewer employees — the very essence of productivity enhancement. As a long-term dynamic, productivity improvements are nothing new. Agricultural productivity has improved steadily for decades, allowing agriculture as a percentage of total U.S. employment to fall from nearly 90% in 1800, to 40% in 1900, to less than 3% today — yet the U.S. agricultural workforce produces more than ever. Manufacturing jobs have fallen from approximately 30% of total jobs in 1950 to less than 9% today. Both agricultural and manufacturing jobs, as a percentage of total jobs, have been in secular decline for decades. This has freed workers to pursue other professions and other forms of production, primarily in services and technology. It has also allowed us to buy things more cheaply in terms of our labor. A study from the Fed shows that a Model T cost the equivalent of two years worth of labor for the average worker in 1908. Today’s worker needs about eight months of labor to buy a car.

Our relative overweight of the Technology sector helped performance during the period. The three stocks helping performance most were Daktronics, Inc. (NASDAQ: DAKT), Acuity Brands, Inc. (NYSE: AYI), and Diodes, Inc. (NASDAQ: DIOD). Daktronics designs and manufactures electronic scoreboards and large video displays for sport, business and government applications. We are particularly excited about the long-term prospects for digital billboards and advertisers have continued to expand their presence into this form of communication, helping drive Daktronic’s backlog. Acuity Brands, which sells lighting fixtures and controls, has benefited from secular trends associated with the growth of energy-efficient lighting and some stabilization in the construction market. Diodes produces discrete semiconductor devices for a broad range of applications in consumer electronics, lighting, automotive, computing and other industrial end markets. During the period, the company reported strong revenue growth and the best gross profit margins in company history.

SCOUT FUNDS SEMI-ANNUAL REPORT

Portfolio holdings that hurt performance during the period included Amedisys, Inc. (NASDAQ: AMED), Boston Private Financial Holdings, Inc. (NASDAQ: BPFH), and American Public Education, Inc. (NASDAQ: APEI). Amedisys is a home healthcare provider and has, along with its industry, experienced pricing pressure and increased regulatory scrutiny. We believe that the cost benefits of providing healthcare at home will lead to long-term growth for this industry. Continued credit issues with California lending and additional non-performing loan concerns led to the liquidation of Boston Private Financial during the period. American Public Education is an online post-secondary education company focusing primarily on the public service and military communities. The federal government has increased scrutiny of federal reimbursement for education at all for-profit education companies, contributing to the stock’s weak results. We have maintained our position.

The next year is not without risk. But recall our comparison to 1998 and the near equivalence in price for stocks then and today. With several critical drivers of stock prices higher: earnings, dividends, and GDP, and with interest rates lower, it could be argued that the case for equities is much stronger today. However, the negatives are quite real. We have much higher levels of government and household debt, record personal bankruptcies due to the collapse of housing prices, and rising commodity prices. The past dozen years have been about growing into the inflated stock valuations that were present during the late 1990s. Since 1998 our economy has grown by almost two-thirds — roughly the equivalent of creating a new China within our shores. Our expectation is that economic growth will continue, driving corporate earnings and stock prices higher, despite rising interest rates. It is our task to position the portfolio to take advantage of this potential growth. As always, thank you for your support, and we look forward to reporting on your Fund’s progress during 2011.*

Thomas Laming
James McBride
Scout Investments, Inc.

Hypothetical Growth of $10,000 (Unaudited)

Performance returns for the Scout TrendStar Small Cap Fund, Russell 2000 Growth® Index and Lipper Small-Cap Growth Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

1
Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index. The Russell 2000 Growth ® Index measures the performance of the small-cap growth segment of the U.S. equity universe. The Lipper Small-Cap Core Funds Index invests in small capitalization companies without a specific growth orientation.

*
Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned in this letter.

Due to the limited focus of this Fund, it is more susceptible to market volatility because smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Additionally, smaller company stocks tend to be sold less often and in smaller amounts than larger company stocks.

DECEMBER 31, 2010

COMPARATIVE RATES OF RETURN (Unaudited)

Scout TrendStar Small Cap Fund (TRESX)
as of December 31, 2010

				Since
	1 Year	3 Years	5 Years	Inception1
Scout TrendStar Small Cap Fund	23.79%	-1.51%	0.01%	3.18%
Russell 2000 Growth® Index2	29.09%	2.18%	5.30%	6.76%
Lipper Small-Cap Growth Funds Index2	26.08%	-0.04%	3.92%	5.36%

1
Inception – October 31, 2003. Performance information from inception through June 30, 2009 is for the TrendStar Small-Cap Fund, which was reorganized into the Scout Funds family as the Scout TrendStar Small Cap Fund on that date.

2	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. As of June 30, 2010, the gross expense ratio for the Fund was 2.51% (as disclosed in the most recent Prospectus) compared to the December 31, 2010 gross expense ratio of 2.22%.

A redemption fee of 2% will be imposed on redemptions or exchanges made within two months of purchase of shares in the Scout TrendStar Small Cap Fund. Please see the Prospectus for more information about the fee and which accounts it applies to.

The performance returns for the Fund reflect a fee waiver in effect. In absence of such waiver, the returns would be reduced.

Scout Investments, Inc. has entered into an agreement to limit the fees and/or make expense payments through October 31, 2011 so that actual total annual fund operating expenses of the Scout TrendStar Small Cap Fund do not exceed 1.30%.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HISTORICAL PER-SHARE RECORD (Unaudited)

Scout TrendStar Small Cap Fund (TRESX)

		Income &		Cumulative 5
	Net	Short-Term4	Long-Term4	Value Per
	Asset	Gains	Gains	Share Plus
	Value	Distribution	Distribution	Distributions
12/31/063	$12.03	$0.42	$0.74	$13.57
12/31/073	9.64	0.42	1.48	13.08
12/31/083	5.78	—	—	9.22
12/31/093	7.44	—	—	10.88
12/31/10	9.21	—	—	12.65
3	Information through June 30, 2009 is for the TrendStar Small-Cap Fund, which was reorganized into the Scout Funds family as the Scout TrendStar Small Cap Fund on that date.

4	Represents distributions for the respective 12-month period ended.

5	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

FUND DIVERSIFICATION* (Unaudited)

Scout TrendStar Small Cap Fund (TRESX)

Based on total net assets as of December 31, 2010. Subject to change.

TOP TEN EQUITY HOLDINGS* (Unaudited)

Scout TrendStar Small Cap Fund (TRESX)

	Market	Percent
	Value (000’s)	of Total
Cree, Inc.	$517	4.0%
Varian Semiconductor Equipment Associates, Inc.	460	3.5%
Daktronics, Inc.	455	3.5%
Forward Air Corp.	387	3.0%
Acuity Brands, Inc.	358	2.7%
IXYS Corp.	355	2.7%
Amsurg Corp.	342	2.6%
Black Box Corp.	341	2.6%
National Instruments Corp.	332	2.6%
Jack Henry & Associates, Inc.	321	2.5%
Top Ten Equity Holdings Total	$3,868	29.7%
Based on total net assets as of December 31, 2010. Subject to change.

*
Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

SCOUT FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS
December 31, 2010 (Unaudited)

TRENDSTAR SMALL CAP FUND
	Shares	Value

COMMON STOCKS — 96.7%
CONSUMER DISCRETIONARY — 10.3%
American Public Education, Inc.*	2,900	$107,996
Callaway Golf Co.	18,700	150,909
Chico’s FAS, Inc.	14,700	176,841
Cracker Barrel Old Country Store, Inc.	3,900	213,603
Jos. A. Bank Clothiers, Inc.*	6,300	254,016
Penn National Gaming, Inc.*	4,700	165,205
Steiner Leisure Ltd.*	5,800	270,860
		1,339,430
CONSUMER STAPLES — 0.9%
Ralcorp Holdings, Inc.*	1,800	117,018

ENERGY — 5.5%
Cameco Corp.	5,300	214,014
Swift Energy Co.*	5,300	207,495
Unit Corp.*	6,400	297,472
		718,981
FINANCIALS — 10.2%
Capitol Federal Financial, Inc.	500	5,955
Cohen & Steers, Inc.	7,800	203,580
Federated Investors, Inc. — Class B	12,000	314,040
Janus Capital Group, Inc.	13,300	172,501
Mid-America Apartment Communities, Inc. REIT	1,700	107,933
National Health Investors, Inc. REIT	2,300	103,546
SPDR KBW Regional Banking ETF	5,600	148,120
Waddell & Reed Financial, Inc. — Class A	7,800	275,262
		1,330,937
HEALTH CARE — 17.7%
Amedisys, Inc.*	3,200	107,200
AMERIGROUP Corp.*	6,639	291,585
Amsurg Corp.*	16,315	341,799
Bio-Reference Labs, Inc.*	9,332	206,984
Catalyst Health Solutions, Inc.*	5,600	260,344
Centene Corp.*	10,300	261,002
Gentiva Health Services, Inc.*	9,249	246,023
ICU Medical, Inc.*	6,532	238,418
Illumina, Inc.*	2,800	177,352
Zoll Medical Corp.*	4,800	178,704
		2,309,411
INDUSTRIALS — 11.7%
Acuity Brands, Inc.	6,200	357,554
Forward Air Corp.	13,632	386,876
General Cable Corp.*	8,700	305,283
Insituform Technologies, Inc. — Class A*	4,800	127,248
Orbital Sciences Corp.*	7,980	136,698
Shaw Group, Inc.*	6,000	205,380
		1,519,039
INFORMATION TECHNOLOGY — 37.9%
Akamai Technologies, Inc.*	4,800	225,840
Black Box Corp.	8,921	341,585
CACI International, Inc. — Class A*	5,000	267,000
Cree, Inc.*	7,850	517,237
Cymer, Inc.*	5,700	256,899
Daktronics, Inc.	28,600	455,312
Diodes, Inc.*	10,700	288,793
FARO Technologies, Inc.*	6,500	213,460
IXYS Corp.*	30,520	354,643
Jack Henry & Associates, Inc.	11,000	320,650
Microsemi Corp.*	9,600	219,840
National Instruments Corp.	8,819	331,947
Quest Software, Inc.*	9,700	269,078
SciQuest, Inc.*	340	4,423
SPS Commerce, Inc.*	2,400	37,920
Varian Semiconductor Equipment Associates, Inc.*	12,456	460,498
Veeco Instruments, Inc.*	5,400	231,984
Websense, Inc.*	6,800	137,700
		4,934,809
MATERIALS — 2.5%
Balchem Corp.	5,900	199,479
Stepan Co.	1,700	129,659
		329,138
TOTAL COMMON STOCKS
(Cost $9,471,529) — 96.7%		12,598,763

TOTAL INVESTMENTS
(Cost $9,471,529) — 96.7%		12,598,763

Other assets less liabilities — 3.3%		423,600

TOTAL NET ASSETS — 100.0%
(equivalent to $9.21 per share;
unlimited shares of $1.00 par value
capital shares authorized;
1,414,405 shares outstanding)		$13,022,363

ETF — Exchange Traded Fund

REIT — Real Estate Investment Trust

*	Non-income producing security.

See accompanying Notes to Financial Statements.

DECEMBER 31, 2010

International Fund

OBJECTIVE & STRATEGY (Unaudited)
The Scout International Fund seeks long-term growth of capital and income by investing in a diversified portfolio of equity securities of established companies either located outside the United States or whose principal business is carried on outside the United States.

International equities enjoyed a spirited rally during the second half of 2010. After experiencing a low for the year during the last week of May, international stocks began a ragged but robust rally that carried international equities to a full year high in early November. Stocks finished the half-year with a healthy 24.18% gain as reflected in the MSCI EAFE Index. The Scout International Fund kept pace with the international markets by achieving a 26.15% return, outperforming the benchmark by 1.97%.

A number of factors combined to lift stocks during the period. Economies continued to recover around the world. Though not as robust as is usually expected after a significant downturn, most countries were reporting positive, sustained growth. In Asian countries like Singapore, India, China and Taiwan growth approached or exceeded 10%. Major central banks, including the Federal Reserve (the Fed), the Bank of England, the Bank of Japan and the European Central Bank maintained accommodative monetary policies that provided significant liquidity to the world and to equity markets. Importantly, the Fed indicated that it would continue to be very accommodative as it pushed forward its quantitative easing of monetary policy (QE2) program. The TED spread (a measure of short-term risk premiums in the debt markets) fell to an unusually low 15 basis points during the period, indicating that very little fear remained in the risk markets. Yield curves around the world steepened as long term bond rates began to pick up. A steep yield curve is often a predictor of positive equity returns.

Political uncertainty in the U.S. abated late in the year as the mid-term elections concluded and the fate of the so-called Bush tax cuts was settled for several years. A bailout of the Irish government arranged by European authorities helped to smooth over anxieties regarding the soundness of sovereign debts among the PIIGS countries (Portugal, Ireland, Italy, Greece, and Spain). As Irish troubles receded from public focus and other PIIGS countries’ sovereign debt issues were addressed, equities quickly recovered and continued their brisk advance.

Not all the news was favorable for investors. Inflation became an increasing worry as the year drew to a close. Commodity prices of all stripes were rising briskly. Consumer price indices were showing upticks in most major economies around the world. A 17% surge in the price of gold seemed to confirm inflation worries. Unemployment stayed worryingly high in many countries. Conflicts in the Middle East continued.

North Korea grabbed the world’s attention by shelling an island on the South Korean border, threatening open warfare between the two nations. Cooler heads prevailed, but markets were shaken for a few weeks. Despite the numerous worries that plagued the equity markets, investors demonstrated resilience and equity prices experienced very attractive gains for the period.

Industrial stocks were the strongest contributors to Fund performance during the period. The worldwide demand for infrastructure and commodities was reflected in the growth of companies that produce equipment to meet that demand. Komatsu Ltd. (OTC: KMTUY), a Japanese maker of heavy mining and road construction equipment, SKF A.B. (OTC: SKFRY), a major Swedish maker of ball and roller bearings, and Sandvik A.B. (OTC: SDVKY), a Swedish manufacturer of cutting tools and conveyer equipment, were all great contributors to relative performance. Consumer Staples companies were also strong during the period, principally one company, Cia de Bebidas das Americas (NYSE: ABV), the market-dominating brewer from Brazil. The top performing stock in the portfolio was Cameco Corp. (NYSE: CCJ) a Canadian producer of uranium.

Materials companies provided the weakest contribution to the Fund. Companies like POSCO (NYSE: PKX), a Korean steel company, Syngenta A.G. (NYSE: SYT), a Swiss agricultural chemical company, and Barrick Gold Corp. (NYSE: ABX) all turned in positive results but significantly lagged the robust market for the period. Also holding back Fund results were two banks. Banco Bilbao Vizcaya Argentaria S.A. (IGBM: BBVA SM) suffered as a result of continued disdain toward companies with exposure to the PIIGS countries. Barclays PLC (NYSE: BCS) suffered from concerns over investment bank revenues and worries over their holdings of sovereign debt from the PIIGS.

The country providing the greatest contribution to the Fund was Japan, as many of the Fund’s Japanese holdings performed well. At the same time, as a group, Japanese stocks underperformed the MSCI EAFE Index. The Fund’s decision to underweight an underperforming Japan contributed to overall Fund performance. Brazil was also a strong contributor to Fund performance, led by Cia de Bebidas das Americas.

We believe that 2011 is likely to be a good year for equities. Economic growth and accommodative monetary policies should continue for the foreseeable future. Low interest rates and a steep yield curve are harbingers of a positive environment for equities. Political uncertainties are in abatement. Despite worries over sovereign debts, unrest in the Middle East and Central Asia, and occasional black swan events, we expect there to be a positive environment for equities in 2011. As always, we affirm our commitment to careful, prudent management.*

James L. Moffett, CFA
Gary N. Anderson, CFA
Scout Investments, Inc.

*
Portfolio composition will change due to ongoing management of the Fund. References to specific securities, sectors or countries should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks.

SCOUT FUNDS SEMI-ANNUAL REPORT

Hypothetical Growth of $10,000 (Unaudited)

Performance returns for the Scout International Fund, MSCI EAFE Index-U.S. Dollars and Lipper International Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

1
Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index. The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) index is an arithmetic, market value-weighted average of over 900 securities listed on the stock exchanges of countries in Europe, Australasia and the Far East. The Lipper International Funds Index invests assets in securities with primary trading markets outside the United States.

Country Diversification* (Unaudited)

Based on total net assets as of December 31, 2010. Subject to change.

*
Portfolio composition will change due to ongoing management of the Fund. References to specific securities, sectors or countries should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

DECEMBER 31, 2010

COMPARATIVE RATES OF RETURN (Unaudited)

Scout International Fund (UMBWX)
as of December 31, 2010

	1 Year	3 Years	5 Years	10 Years
Scout International Fund	13.17%	-1.69%	6.34%	6.70%
MSCI EAFE Index-U.S. Dollars (net)1	7.75%	-7.02%	2.46%	3.50%
Lipper International Funds Index1	11.03%	-5.39%	4.02%	4.68%
1	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. The returns for periods prior to April 1, 2005 do not reflect the fees and expenses in effect as of April 1, 2005. If the new fees and expenses and the Advisor’s agreement to limit total Fund expenses were in effect for the periods shown, returns would have been lower. As of June 30, 2010, the gross/net expense ratio for the Fund was 0.97% (as disclosed in the most recent Prospectus) compared to the December 31, 2010 gross/net expense ratio of 0.93%.

A redemption fee of 2% will be imposed on redemptions or exchanges made within two months of purchase of shares in the Scout International Fund. Please see the Prospectus for more information about the fee and which accounts it applies to.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Prior to October 31, 2006, the Fund was known as the UMB Scout WorldWide Fund.

HISTORICAL PER-SHARE RECORD (Unaudited)

Scout International Fund (UMBWX)

		Income &		Cumulative 3
	Net	Short-Term2	Long-Term2	Value Per
	Asset	Gains	Gains	Share Plus
	Value	Distribution	Distribution	Distributions
12/31/06	$32.66	$0.33	$1.30	$38.44
12/31/07	37.38	0.65	0.41	44.22
12/31/08	21.79	0.46	0.98	30.07
12/31/09	29.14	0.33	—	37.75
12/31/10	32.38	0.54	—	41.53
2	Represents distributions for the respective 12-month period ended.

3	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

FUND DIVERSIFICATION* (Unaudited)

Scout International Fund (UMBWX)

Based on total net assets as of December 31, 2010. Subject to change.

TOP TEN EQUITY HOLDINGS* (Unaudited)

Scout International Fund (UMBWX)

	Market	Percent
	Value (000’s)	of Total
Komatsu Ltd	$136,472	1.9%
Toronto-Dominion Bank	132,891	1.8%
Fanuc Ltd.	132,352	1.8%
Aflac, Inc	127,979	1.7%
United Overseas Bank Ltd.	121,165	1.6%
Prudential PLC	120,643	1.6%
BHP Billiton Ltd.	117,771	1.6%
Cia de Bebidas das Americas	115,633	1.6%
Infosys Technologies Ltd.	115,237	1.6%
Sampo Oyj — A Shares	113,813	1.6%
Top Ten Equity Holdings Total	$1,233,956	16.8%
Based on total net assets as of December 31, 2010. Subject to change.

PLC — Public Limited Company

*
Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

SCOUT FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS
December 31, 2010 (Unaudited)

INTERNATIONAL FUND
	Shares	Value

COMMON STOCKS — 98.9%
AUSTRALIA — 5.6%
Australia & New Zealand Banking Group Ltd.1	4,573,839	$109,955,090
BHP Billiton Ltd.1	1,267,444	117,770,896
CSL Ltd.	2,220,876	82,433,022
Woodside Petroleum Ltd.1	1,530,630	66,490,567
Woolworths Ltd.	1,356,186	37,410,210
		414,059,785
AUSTRIA — 0.6%
Erste Group Bank A.G.1	1,880,690	44,704,001

BRAZIL — 4.3%
Cia de Bebidas das Americas1	3,726,490	115,632,985
Empresa Brasileira de Aeronautica S.A.1	1,701,249	50,016,721
Petroleo Brasileiro S.A.1	1,858,953	70,342,781
Vale S.A.1	2,389,357	82,600,071
		318,592,558
CANADA — 9.2%
Barrick Gold Corp.	713,569	37,947,599
BCE, Inc.	1,036,813	36,765,389
Cameco Corp.	2,047,644	82,683,865
Canadian Natural Resources Ltd.	1,769,638	78,607,320
Enbridge, Inc.	1,513,023	85,334,497
Enbridge, Inc.	171,728	9,718,530
Imperial Oil Ltd.	1,481,309	60,022,641
Royal Bank of Canada	1,878,632	98,365,171
Teck Resources Ltd.	874,582	54,075,405
Toronto-Dominion Bank	1,788,334	132,891,100
		676,411,517
CHILE — 0.9%
Sociedad Quimica y Minera de Chile S.A.1	1,183,960	69,166,943

DENMARK — 0.3%
Novo Nordisk A/S1	209,143	23,543,228

FINLAND — 1.5%
Sampo Oyj — A Shares	4,256,346	113,812,734

FRANCE — 4.9%
Air Liquide S.A.1	2,532,949	64,716,847
AXA S.A.1	3,477,689	57,903,522
Dassault Systemes S.A	1,077,978	81,273,661
Groupe Danone	761,998	47,878,805
LVMH Moet Hennessy Louis Vuitton S.A.	674,830	111,009,278
		362,782,113
GERMANY — 8.8%
Adidas A.G.1	2,531,938	82,794,373
Allianz S.E.1	7,481,646	88,807,138
Bayer A.G.1	655,464	48,084,839
Bayerische Motoren Werke A.G.1	1,757,014	45,840,495
Fresenius Medical Care A.G. & Co. KGaA1	1,198,823	69,160,099
Henkel A.G. & Co. KGaA1	1,267,562	78,715,600
Muenchener Rueckversicherungs A.G.1	4,364,826	65,952,521
SAP A.G.1	1,280,758	64,819,162
Siemens A.G.1	846,313	105,154,390
		649,328,617
GREECE — 1.3%
Coca Cola Hellenic Bottling Co., S.A.	3,741,541	96,797,180

HONG KONG — 0.7%
CLP Holdings Ltd.1	6,060,059	48,904,676

HUNGARY — 0.9%
MOL Hungarian Oil and Gas NyRt.*1	1,339,654	62,963,738

INDIA — 1.6%
Infosys Technologies Ltd.1	1,514,682	115,237,007

IRELAND — 0.9%
Ryanair Holdings PLC1	2,090,416	64,301,196

ISRAEL — 1.7%
Israel Chemicals Ltd.1	3,187,340	55,395,969
Teva Pharmaceutical Industries Ltd.1	1,324,214	69,031,276
		124,427,245
ITALY — 2.3%
Luxottica Group S.p.A.1	2,303,743	70,540,610
Saipem S.p.A.	1,939,839	95,775,938
		166,316,548
JAPAN — 14.0%
Asahi Breweries Ltd.	2,990,476	57,718,084
Canon, Inc.1	1,986,639	101,994,046
Fanuc Ltd.	865,855	132,351,422
Honda Motor Co., Ltd.1	1,987,739	78,515,690
Japan Tobacco, Inc.	16,101	59,454,085
Komatsu Ltd.1	4,478,911	136,472,418
Kubota Corp.1.	1,634,689	77,647,727
Kyocera Corp.1	687,244	70,311,934
Nidec Corp.1	3,950,900	99,523,171
Nitto Denko Corp.	1,689,776	79,251,812
NTT DoCoMo, Inc.1	2,467,214	42,978,868
Terumo Corp.	1,621,059	90,920,797
		1,027,140,054

DECEMBER 31, 2010

SCHEDULE OF INVESTMENTS
December 31, 2010 (Unaudited)

INTERNATIONAL FUND (Continued)
	Shares	Value

LUXEMBOURG — 1.0%
Millicom International Cellular S.A.	783,369	$74,890,076

MEXICO — 2.4%
Grupo Televisa S.A.*1	3,814,549	98,911,256
Wal-Mart de Mexico S.A.B. de C.V.1	2,644,728	75,586,326
		174,497,582
NETHERLANDS — 0.6%
Koninklijke Ahold N.V.1	3,154,168	41,603,476

SINGAPORE — 1.6%
United Overseas Bank Ltd.1	4,272,392	121,165,037

SOUTH AFRICA — 0.5%
Naspers Ltd.1	628,053	37,086,530

SOUTH KOREA — 1.5%
POSCO1	638,672	68,778,588
Shinsegae Co., Ltd.*	78,429	42,431,409
		111,209,997
SPAIN — 3.2%
Banco Bilbao Vizcaya Argentaria S.A.1	102,355	1,040,950
Banco Bilbao Vizcaya Argentaria S.A.	5,948,554	60,623,057
Inditex S.A.	1,382,403	103,477,667
Telefonica S.A.1	1,011,649	69,217,025
		234,358,699
SWEDEN — 6.2%
Hennes & Mauritz A.B. — B Shares	3,176,642	105,798,263
Sandvik A.B.1	5,631,939	109,822,811
SKF A.B.1	3,928,643	112,555,622
Svenska Cellulosa A.B. — B Shares	3,120,522	49,269,417
Telefonaktiebolaget LM Ericsson1	6,586,783	75,945,608
		453,391,721
SWITZERLAND — 6.9%
ABB Ltd.*1	4,517,298	101,413,340
Adecco S.A.1	2,314,555	75,500,784
Givaudan S.A	64,074	69,145,097
Nestle S.A.1	1,331,272	78,305,419
Novartis A.G.1	976,506	57,565,029
Sonova Holding A.G	491,414	63,437,080
Syngenta A.G	1,107,032	65,071,341
		510,438,090
TAIWAN — 1.9%
HON HAI Precision Industry Co., Ltd.	11,742,384	47,321,527
Taiwan Semiconductor Manufacturing Co., Ltd.1	7,095,276	88,974,761
		136,296,288
UNITED KINGDOM — 10.7%
Barclays PLC1	4,884,733	80,695,789
BG Group PLC1	966,271	98,559,642
British American Tobacco PLC1	904,625	70,289,363
GlaxoSmithKline PLC1	995,841	39,056,884
HSBC Holdings PLC1	1,964,294	100,257,566
Prudential PLC1	5,783,468	120,643,142
Reckitt Benckiser Group PLC	1,118,327	61,460,909
Sage Group PLC	20,017,157	85,324,146
Standard Chartered PLC	2,941,690	79,137,607
Vodafone Group PLC1	2,013,424	53,214,796
		788,639,844
UNITED STATES — 2.9%
Aflac, Inc.	2,267,927	127,979,121
Mettler-Toledo International, Inc.*	572,300	86,537,483
		214,516,604

TOTAL COMMON STOCKS
(Cost $5,584,118,224) — 98.9%		7,276,583,084

TOTAL INVESTMENTS
(Cost $5,584,118,224) — 98.9%		7,276,583,084

Other assets less liabilities — 1.1%		84,112,918

TOTAL NET ASSETS — 100.0%
(equivalent to $32.38 per share;
unlimited shares of $1.00 par value
capital shares authorized;
227,342,577 shares outstanding)		$7,360,696,002

  PLC — Public Limited Company

*Non-income producing security.

1ADR — American Depositary Receipt.

See accompanying Notes to Financial Statements.
SCOUT FUNDS SEMI-ANNUAL REPORT

International Discovery Fund

OBJECTIVE & STRATEGY (Unaudited)
The Scout International Discovery Fund seeks long-term growth of capital by investing in equity securities of smaller and mid-sized companies that are either located outside the United States or whose primary business is carried on outside of the United States.

Except for two brief three-week periods in August and November when the MSCI EAFE SMID Index retraced approximately 7-8% each time, there was nothing but good news for investors in the second half of the year. The Index provided a return of 28.52% for the period, while the Scout International Discovery Fund advanced by 25.40%. The bulk of this underperformance came in the month of December, as small caps experienced a strong rally. In fact, the Fund was ahead of the benchmark by almost 1% at the end of November but lagged by almost 3.5% in the final month of the year.

Economic indicators were generally strong during the period although the rate of change in improvement weakened. In July, Germany reported robust GDP growth of 2.2% for the second quarter, the strongest in many years, no doubt helped by a weak Euro. However, even after some weakness in November, the Euro recovered that loss in the second half of 2010. Britain’s Office for National Statistics also confirmed that its economy had grown at its fastest pace in nine years during the second quarter, but after the coalition’s spending review it is highly likely that any improved growth will be hard to achieve.

The strength in core Europe is in contrast to the weakness still being experienced in the periphery. It was Ireland’s turn to once again hit the headlines. The country was the unwilling victim this time around with a joint IMF/EU package being agreed to at the end of November. As is well known, the Celtic Tiger grew rapidly over the last decade, partly as a result of European Central Bank (ECB)-determined interest rates that were much too low for an economy that was growing much faster than “core” Europe. The overheating found its way into a property bubble which was greatly compounded by dubious bank lending standards. After the collapse of Lehman Brothers, the Irish government guaranteed the banking system but ultimately, as outside funding dried up and bond yields skyrocketed, the country accepted that the issue was too much to bear on its own. And now the country is consigned to draconian austerity packages which could easily result in anemic growth for the next several years. It’s no wonder the Irish are wishing they were more like Iceland, which in our opinion showed that in some situations there is a lot to be said for shirking bondholders and having the ability to devalue your currency. Still, it is possible that the process in Ireland is not yet finished. With elections on the horizon, we can expect a new government to attempt a renegotiation of less onerous terms to the bailout package.

Also characterizing the second half of the year was an increase in mergers and acquisitions activity. With corporate balance sheets holding significant levels of cash, one way of achieving immediate growth is to purchase a competitor. In August, BHP Billiton Ltd. (NYSE: BHP), the Australian mining group, made a $40 billion tender offer for Potash Corp. of Saskatchewan, Inc. (NYSE: POT), making it one of the biggest offers of the year. The offer was rebuffed, and even though the offer would have been mainly debt-financed, it is clear that many companies are on the prowl for acquisitions.

The U.S. elections in November were barely over when the Federal Reserve (the Fed), after much anticipation, unleashed their latest version of unorthodox monetary policy in a move that is becoming all too orthodox. In the newest version of quantitative easing of monetary policy (QE2), the Fed will purchase an additional $600 billion of Treasury securities by the middle of 2011. In an effort to stave off deflation and reignite the U.S. economy, the Fed may be sowing the seeds for a bigger problem (inflation) down the road. Still, QE2 did help markets rally during the final quarter of 2010.

As if in response to QE2 on the west side of the Atlantic, but also to shore up confidence in the Eurozone, ECB President Jean-Claude Trichet said the ECB would delay the withdrawal of emergency liquidity measures and also continue buying government bonds. Having agreed an Irish bailout, Portugal and Spain soon came into the cross-hairs and the ECB was forced to move. Although the Europeans have not been as forthright as the Fed in terms of quantifying their anticipated bond purchases, the resultant liquidity has fed into hard assets. Gold set new highs during the last quarter, copper prices are up 50% from early June and oil prices have increased 20% since late September. Agricultural commodities have not been immune either. Both corn and wheat prices have seen over 50% increases since just late June. While food prices may not constitute a large proportion of spending in developed economies, this is not the case in countries like China. Beijing has unveiled a string of measures to dampen rising prices and curb asset bubbles that come about when real interest rates are too low. China’s November inflation number of 5.1%, an increase from 0.6% the year before, prompted the People’s Bank of China to raise capital reserve requirements for its banks for the fifth time in a year during November. And in December, interest rates were raised for the second time in three months. This should help dampen monetary growth and address the underlying issue of negative real mortgage rates but wage increases are still likely to be an issue of concern in the coming year. Overall, China looks to be accepting a lower GDP growth rate in exchange for a more balanced economy.

DECEMBER 31, 2010

With the MSCI EAFE SMID Index providing huge returns since June, it was no surprise that the biggest drag in the Scout International Discovery Fund was cash. Consumer Staples and Industrials were also sectors that lagged on a relative basis while the Information Technology, Consumer Discretionary and Financials sectors outperformed. Of the top ten contributors to outperformance, seven provided returns of over 50% each for the last two quarters of the year. Some of these included Temenos Group A.G. (SIX Swiss Ex.: TEMN SW), Mount Gibson Iron Ltd. (ASX: MGX AU), Premier Oil PLC (London: PMO LN) and Pfeiffer Vacuum Technology A.G. (Xetra: PFV GR), which jumped in price after announcing a potentially transformative acquisition at the beginning of November. On the negative side, United Overseas Bank Ltd. (OTC: UOVEY) was the biggest detractor along with The Capita Group PLC (London: CPI LN), which wasn’t helped by the U.K. budget cutbacks announced during the last quarter. Several of the Fund’s Japanese holdings were also at the bottom of the list. In spite of that, the country that provided the greatest relative outperformance to the portfolio was Japan, given that it lagged the MSCI EAFE SMID Index by about 10% for the period and the Scout International Discovery Fund has a smaller position in Japanese stocks relative to the benchmark. Conversely, although Mount Gibson Iron Ltd. was a top contributor for the Fund, the Fund’s relative underweight in Australia placed a drag on performance, as the index was up almost 45%. As 2011 dawns, global economic indicators are generally strong. For the most part, interest rates are still low although they should be expected to rise. The risks that investors saw in the market just a few quarters ago have been overcome by a new optimism. This doesn’t mean that the debt issues have been resolved; far from it. The hope is that a rising economic tide will give enough time to overcome the obstacles the world economy faces and to eventually float even the boats that have holes in them.*

James L. Moffett, CFA
Michael D. Stack, CFA
Scout Investments, Inc.

Hypothetical Growth of $10,000 (Unaudited)

Performance returns for the Scout International Discovery Fund, MSCI EAFE SMID Index-U.S. Dollars and Lipper International Small/Mid-Cap Core Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

1
Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index. The Morgan Stanley Capital International Europe, Australasia, Far East Small/Mid-Cap Core Fund Index (MSCI EAFE SMID) is a free float-adjusted market capitalization index that is designed to measure the equity of the Mid and Small Cap market performance of developed markets, excluding the U.S. & Canada. The Lipper International Small/Mid-Cap Core Funds Index invests in Funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) less than the 250th largest.

Country Diversification* (Unaudited)
Based on total net assets as of December 31, 2010. Subject to change.

*
Portfolio composition will change due to ongoing management of the Fund. References to specific securities, sectors or countries should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned in this letter.

Due to the limited focus of this Fund, it is more susceptible to market volatility because smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Additionally, smaller company stocks tend to be sold less often and in smaller amounts than larger company stocks.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks.

SCOUT FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURN (Unaudited)
Scout International Discovery Fund (UMBDX)
as of December 31, 2010

			Since
	1 Year	3 Years	Inception1
Scout International Discovery Fund	16.41%	0.07%	0.07%
MSCI EAFE SMID Index-US Dollars (net)2	17.37%	-3.86%	-3.86%
Lipper International Small/Mid-Cap Core Funds Index2	22.71%	0.67%	0.67%

1	Inception – December 31, 2007.

2	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. As of June 30, 2010, the gross expense ratio for the Fund was 1.97% (as disclosed in the most recent Prospectus) compared to the December 31, 2010 gross expense ratio of 1.79%.

A redemption fee of 2% will be imposed on redemptions or exchanges made within two months of purchase of shares in the Scout International Discovery Fund. Please see the Prospectus for more information about the fee and which accounts it applies to.

The performance returns for the Fund reflect a fee waiver in effect. In absence of such waiver, the returns would be reduced.

Scout Investments, Inc. has entered into an agreement to limit the fees and/or make expense payments through October 31, 2011 so that actual total annual fund operating expenses of the Scout International Discovery Fund does not exceed 1.60%.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HISTORICAL PER-SHARE RECORD (Unaudited)
Scout International Discovery Fund (UMBDX)

		Income &		Cumulative 4
	Net	Short-Term3	Long-Term3	Value Per
	Asset	Gains	Gains	Share Plus
	Value	Distribution	Distribution	Distributions
12/31/07	$10.00	$—	$—	$10.00
12/31/08	6.39	0.16	—	6.55
12/31/09	8.36	0.05	—	8.57
12/31/10	9.70	0.03	—	9.94

3	Represents distributions for the respective 12-month period ended.

4	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

FUND DIVERSIFICATION* (Unaudited)
Scout International Discovery Fund (UMBDX)

Based on total net assets as of December 31, 2010. Subject to change.

TOP TEN EQUITY HOLDINGS* (Unaudited)
Scout International Discovery Fund (UMBDX)

	Market	Percent
	Value (000’s)	of Total

Ryanair Holdings PLC	$775	2.4%
Banco Santander Chile	762	2.3%
SMC Corp.	708	2.2%
Temenos Group A.G.	655	2.0%
Home Capital Group, Inc.	635	1.9%
Wing Hang Bank Ltd.	622	1.9%
Koninklijke Vopak N.V	603	1.9%
Toshiba Machine Co., Ltd	600	1.8%
Mount Gibson Iron Ltd.	597	1.8%
Bureau Veritas S.A.	591	1.8%
Top Ten Equity Holdings Total	$6,548	20.0%
Based on total net assets as of December 31, 2010. Subject to change.

PLC — Public Limited Company

*
Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

DECEMBER 31, 2010

SCHEDULE OF INVESTMENTS
December 31, 2010 (Unaudited)

INTERNATIONAL DISCOVERY FUND
	Shares	Value

COMMON STOCKS — 95.4%
AUSTRALIA — 4.6%
Ansell Ltd.	21,080	$273,388
Incitec Pivot Ltd.	67,000	271,369
IOOF Holdings Ltd.	46,000	366,980
Mount Gibson Iron Ltd.*	275,175	596,671
		1,508,408
BELGIUM — 0.9%
Colruyt S.A.	5,600	284,741

BRAZIL — 1.4%
Empresa Brasileira de Aeronautica S.A.1	15,080	443,352

CANADA — 4.8%
Agnico-Eagle Mines Ltd.	3,190	244,673
Canadian Pacific Railway Ltd.	6,720	435,523
Grande Cache Coal Corp.*	24,250	255,353
Home Capital Group, Inc.	12,200	635,460
		1,571,009
CHILE — 3.3%
Banco Santander Chile1	8,150	761,780
Vina Concha y Toro S.A.1	6,730	323,040
		1,084,820
COLOMBIA — 0.5%
Petrominerales Ltd.	5,000	166,750

FINLAND — 1.5%
Sampo Oyj — A Shares	19,000	508,051

FRANCE — 8.2%
Bureau Veritas S.A.	7,800	591,205
Cie Generale d’Optique Essilor International S.A.	4,465	287,442
Dassault Systemes S.A.1	6,060	463,711
Neopost S.A.	5,845	509,259
SEB S.A.	5,600	581,679
Technip S.A.1	2,550	237,150
		2,670,446
GERMANY — 10.1%
Adidas A.G.1	13,450	439,815
Fresenius S.E.	1,900	162,274
Fuchs Petrolub A.G.	3,600	474,769
Morphosys A.G.*	9,040	224,168
Pfeiffer Vacuum Technology A.G.	4,415	513,882
Rational A.G.	2,120	457,469
Tognum A.G.	19,000	495,973
Wirecard A.G.	39,400	532,940
		3,301,290

GREECE — 0.8%
Coca Cola Hellenic Bottling Co., S.A.1	9,700	251,230

HONG KONG — 1.9%
Wing Hang Bank Ltd.1	22,600	622,630

HUNGARY — 0.9%
MOL Hungarian Oil and Gas NyRt.*1	6,080	285,760

IRELAND — 4.1%
Ryanair Holdings PLC1	25,200	775,152
Willis Group Holdings Ltd.	16,790	581,438
		1,356,590
ITALY — 2.3%
Finmeccanica S.p.A.	24,030	273,394
Luxottica Group S.p.A.1	15,630	478,591
		751,985
JAPAN — 12.8%
Amada Co., Ltd.	59,000	478,142
Asahi Breweries Ltd.	17,490	337,568
Nidec Corp.1	18,200	458,458
Pigeon Corp.	10,500	356,488
SMC Corp.	4,150	708,183
Suzuki Motor Corp.	16,300	400,146
Sysmex Corp.	5,910	408,756
Taiyo Nippon Sanso Corp.	13,290	116,990
Toshiba Machine Co., Ltd.	119,100	599,981
Yamada Denki Co., Ltd.	4,750	323,148
		4,187,860
LUXEMBOURG — 0.7%
Millicom International Cellular S.A.	2,445	233,742

NETHERLANDS — 4.6%
Gemalto N.V.	11,700	497,891
Koninklijke Vopak N.V.	12,760	602,763
Randstad Holding N.V.*	7,440	392,714
		1,493,368
PHILIPPINES — 0.5%
Manila Water Co., Inc.	385,100	168,412

POLAND — 0.6%
Central European Distribution Corp.*	8,390	192,131

PORTUGAL — 0.5%
Galp Energia SGPS S.A.	9,000	172,464

SCOUT FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS
December 31, 2010 (Unaudited)

INTERNATIONAL DISCOVERY FUND (Continued)
	Shares	Value

SINGAPORE — 2.6%
Flextronics International Ltd.*	54,975	$431,554
United Overseas Bank Ltd.1	14,300	405,548
		837,102
SOUTH KOREA — 3.1%
Hyundai Steel Co.*	2,710	296,859
LG Household & Health Care Ltd.*	1,020	350,718
Yuhan Corp.*	2,342	357,671
		1,005,248
SWITZERLAND — 11.5%
Acino Holding A.G.	2,975	283,977
Givaudan S.A.	485	523,385
Lindt & Spruengli A.G.	10	321,925
Metall Zug A.G.	97	366,733
Schindler Holding A.G.	4,625	547,086
Swiss Life Holding A.G.*	2,975	430,182
Tecan Group A.G.	1,900	158,503
Temenos Group A.G.*	15,735	654,643
Vetropack Holding A.G.	251	476,497
		3,762,931
TAIWAN — 1.9%
Siliconware Precision Industries Co.1	27,285	162,346
Taiwan Hon Chuan Enterprise Co., Ltd	195,000	444,755
		607,101

UNITED KINGDOM — 9.0%
AMEC PLC	24,280	435,329
Capita Group PLC	35,160	381,804
Informa PLC	64,680	410,931
Intercontinental Hotels Group PLC1	12,250	241,693
Mothercare PLC	41,000	391,846
Premier Oil PLC*	16,525	502,397
Sage Group PLC1	24,295	418,117
St. James’s Place PLC	40,000	165,700
		2,947,817
UNITED STATES — 2.3%
Mettler-Toledo International, Inc.*	2,810	424,900
NII Holdings, Inc.*	7,440	332,270
TOTAL COMMON STOCKS		757,170

(Cost $25,502,085) — 95.4%		31,172,408

TOTAL INVESTMENTS
(Cost $25,502,085) — 95.4%		31,172,408

Other assets less liabilities — 4.6%		1,497,694

TOTAL NET ASSETS — 100.0%
(equivalent to $9.70 per share;
unlimited shares of $1.00 par value
capital shares authorized;
3,367,429 shares outstanding)		$32,670,102

PLC — Public Limited Company

*	Non-income producing security.

1	ADR — American Depositary Receipt.

See accompanying Notes to Financial Statements.

DECEMBER 31, 2010

Bond Fund

OBJECTIVE & STRATEGY (Unaudited)
The Scout Bond Fund seeks maximum current income consistent with quality and maturity standards by investing in a diversified portfolio of fixed-income obligations.

After a rough summer, the U.S. government continued to face the challenge of spurring the economy to grow at a sustained pace. Acting in accordance with Keynesian economic theory, politicians flooded the economy with public sector spending in an effort to spur economic growth. After the flow of stimulus spending produced mixed results, the government found itself challenged by the size of its outstanding debt and record deficits. Concerns that the stimulus spending had not been effective enough to achieve sustainable growth reached a crescendo in August. These concerns were validated as GDP growth declined from 5% in the fourth quarter of 2009 to a weak 1.6% level for the second quarter of 2010.

After fiscal stimulus failed to produce the requisite growth, speculation surrounding a second round of quantitative easing of monetary policy (QE2) dominated much of the economic news during the second half of the year. While the Federal Reserve (the Fed) meetings progressively hinted at a QE2 program, research analysts predicted that a moderate approach might be inadequate and that an additional initiative of up to $2 trillion may be necessary to accomplish the Fed’s objectives. Expectation that the Fed would target purchases in the middle of the yield curve (3 to 10-year maturities) pushed yields in this part of the curve to historically low levels. Another result of the QE2 anticipation was a weakening currency. The U.S. Dollar Index declined nearly 9% during the months of September and October.

When the Fed’s plan was officially announced early in November, it was met with sharp criticism from lawmakers and politicians concerned about the longer-term consequences of this unprecedented action. The plan was also criticized by foreign countries, particularly China and Germany, who viewed the action as currency manipulation designed to drive the U.S. dollar lower. The harsh and widespread criticism faced by the Fed’s QE2 announcement suddenly raised very significant doubts regarding any additional quantitative easing initiatives and the fierce opposition seemed to catch investors off-guard. The market reversal was stark. The middle of the yield curve dropped sharply in price and the depressed U.S. dollar rallied with the U.S. Dollar Index up 7% by the end of November from its low on November 4.

Following the U.S. mid-term elections, Republicans gained 63 seats in the House of Representatives, taking control of that chamber and narrowing their minority in the Senate. This shift in power began affecting fiscal and economic policy, even before the 112th Congress convened for its first session in 2011. President Obama was pressured to compromise on extending the Bush-era tax cuts as Republicans leveraged their election gains to push this top-priority agenda item. The passage of tax cuts in December helped extend the sell-off in bonds as the tax cuts are likely to provide additional fiscal stimulus that could spark future inflation.

European markets were particularly volatile during the second half of the year. Problems in Ireland reached a critical level in November. Continuing support for its ailing banking sector put heavy pressure on the country’s finances. Similar to the Greece experience in May, Ireland’s legislators were pressured to pass austerity measures and had little choice but to accept an $85 billion bailout from the European Union (EU) and the International Monetary Fund (IMF). Funding costs rose in other “at risk” countries, such as Portugal and Spain, as these events increased fears that the EU and the IMF will be forced to bail out additional countries.

Reams Asset Management Company, LLC was acquired by Scout Investments, Inc. and Mark Egan, Thomas Fink, Stephen Vincent and Todd Thompson became the portfolio managers for the Scout Bond Fund on December 1, 2010. At that time, the benchmark for the Fund was changed from the Barclays Capital 1-5 Year Government/ Credit Index to the Barclays Capital U.S. Aggregate Bond Index. During the month of December, the portfolio was transitioned to reflect our investment approach, which included extending the portfolio’s average weighted maturity. For the six-month period ending December 31, 2010, Scout Bond Fund achieved a return of 1.10%, while its benchmark advanced 1.15%.

The Fund has been positioned defensively with duration shorter than that of the benchmark. The Fund is also positioned with a barbell in attempt to take advantage of the historically steep yield curve. If the curve flattens as we expect it to, this may provide an opportunity for outperformance.

We view the current investment environment as high in risk with only modest opportunity for return. In order to lower the risk profile and reflect our current yield curve positioning, the portfolio is overweight Treasuries relative to the benchmark.

The Fund is underweight in most of the “spread” sectors of the fixed income markets. Corporate bond holdings are underweight versus the benchmark as credit spreads tightened during the second half of the year and are now at less attractive levels. In the Mortgage-backed securities sector, the Fund is both underweight and defensively positioned. The Fund’s positions in 10-year amortization, agency securities have a lower risk profile relative to other agency securities in this sector. Asset-backed securities is the one “spread” sector the Fund is overweight as we have found value in the auto finance securities, which we believe are backed by solid collateral.*

Bruce C. Fernandez, CFA	Mark M. Egan, CFA
Michael J. Heimlich, CFA	Thomas M. Fink, CFA
Scout Investments, Inc.	Todd Thompson, CFA
Steven T. Vincent, CFA
Scout Investments, Inc.

*
Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned in this letter.

The return of principal in a bond fund is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with underlying bonds owned by the fund.

SCOUT FUNDS SEMI-ANNUAL REPORT

Hypothetical Growth of $10,000 (Unaudited)

Performance returns for the Scout Bond Fund, Barclays Capital U.S. Aggregate Bond Index, Barclays Capital 1-5 Year Gov’t./Credit Index, Lipper Short Investment Grade Debt Funds Index and Lipper Short/Intermediate Investment Grade Debt Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

1
Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The Barclays Capital U.S. Aggregate Bond Index represents the securities of U.S. dollar-denominated investment grade bond market. The Barclays Capital 1-5 Year Government/Credit Index is a market value weighted performance benchmark for government and corporate fixed rate issues with maturities between one and five years. The Lipper Short Investment Grade Debt Funds Index is an unmanaged index consisting of 30 mutual funds that invest at least 65% of assets in investment-grade debt issues with dollar-weighted average maturities of less than three years. The Lipper Short/ Intermediate Investment Grade Debt Funds Index is an unmanaged index consisting of 30 mutual funds that invest at least 65% of assets in investment-grade debt issues with dollar weighted average maturities of five to ten years.

2
Effective December 1, 2010 the Barclays Capital U.S. Aggregate Bond Index is replacing the Barclays Capital 1-5 Year Gov’t./Credit Index. The Advisor believes that this Index more accurately reflects the Fund, as it is widely used as a reference benchmark for bond market performance. The Barclays Capital 1-5 Year Gov’t./Credit Index may be excluded from this comparison in the future.

3
Effective June 30, 2010, the Lipper Short Investment Grade Debt Funds Index is replacing the Lipper Short/Intermediate Investment Grade Debt Funds Index. This change reflects Lipper’s change in categorization of the Fund. The Lipper Short/Intermediate Investment Grade Debt Funds Index may be excluded from this comparison in the future.

DECEMBER 31, 2010

COMPARATIVE RATES OF RETURN (Unaudited)

Scout Bond Fund (UMBBX)
as of December 31, 2010

	1 Year	3 Years	5 Years	10 Years

Scout Bond Fund	3.79%	4.71%	4.68%	4.66%
Barclays Capital U.S. Aggregate
Bond Index1,2	6.54%	5.90%	5.80%	5.84%
Barclays Capital 1-5 Year
Gov’t./Credit Index1,2	4.08%	4.61%	5.05%	4.88%
Lipper Short Investment Grade
Debt Funds Index1,3	4.55%	3.22%	3.77%	3.64%
Lipper Short/Intermediate Inv.
Grade Debt Funds Index1,3	5.86%	4.87%	4.81%	4.67%

1	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

2
Effective December 1, 2010 the Barclays Capital U.S. Aggregate Bond Index is replacing the Barclays Capital 1-5 Year Gov’t./Credit Index. The Advisor believes that this Index more accurately reflects the Fund, as it is widely used as a reference benchmark for bond market performance. The Barclays Capital 1-5 Year Gov’t./Credit Index may be excluded from this comparison in the future.

3
Effective June 30, 2010, the Lipper Short Investment Grade Debt Funds Index is replacing the Lipper Short/Intermediate Investment Grade Debt Funds Index. This change reflects Lipper’s change in categorization of the Fund. The Lipper Short/Intermediate Investment Grade Debt Funds Index may be excluded from this comparison in the future.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. The returns for periods prior to April 1, 2005 do not reflect the fees and expenses in effect as of April 1, 2005. If the new fees and expenses and the Advisor’s agreement to limit total Fund expenses were in effect for the periods shown, returns would have been lower. As of June 30, 2010, the gross expense ratio for the Fund was 0.70% (as disclosed in the most recent Prospectus) compared to the December 31, 2010 gross expense ratio of 0.68%.

The performance returns for the Fund reflect a fee waiver in effect. In the absence of such a waiver, the returns would be reduced.

Scout Investments, Inc. has entered into an agreement to limit the fees and/or make expense payments through October 31, 2011 so that actual total annual fund operating expenses of the Scout Bond Fund does not exceed 0.57%.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HISTORICAL PER-SHARE RECORD (Unaudited)
Scout Bond Fund (UMBBX)

		Income &		Cumulative 5
	Net	Short-Term4	Long-Term4	Value Per
	Asset	Gains	Gains	Share Plus
	Value	Distribution	Distribution	Distributions
12/31/06	$10.86	$0.43	$—	$27.49
12/31/07	11.02	0.45	—	28.10
12/31/08	11.22	0.38	—	28.68
12/31/09	11.45	0.32	—	29.23
12/31/10	11.62	0.26	—	29.66

4	Represents distributions for the respective 12-month period ended.

5	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

FUND DIVERSIFICATION* (Unaudited)
Scout Bond Fund (UMBBX)

Based on total net assets as of December 31, 2010. Subject to change.

Taxable Yield Curves
Source: Bloomberg, L.P.

*
Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

SCOUT FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS
December 31, 2010 (Unaudited)

BOND FUND
	Principal
	Amount	Value

ASSET-BACKED SECURITIES — 5.1%
AmeriCredit Automobile Receivables Trust
5.680%, 12/12/121	$242,069	$244,995
Chrysler Financial Auto Securitization Trust
1.150%, 11/08/111	368,099	368,597
Discover Card Master Trust I
0.310%, 08/16/131, 2 .	860,000	859,868
Ford Credit Auto Owner Trust
2.760%, 05/15/131, 2 .	1,191,319	1,205,137
GE Capital Credit Card Master Note Trust
2.540%, 09/15/141	805,000	814,815
Hertz Vehicle Financing, LLC
4.260%, 03/25/141, 3	230,000	240,794
Hyundai Auto Receivables Trust
2.030%, 08/15/131	1,290,000	1,304,896
NCUA Guaranteed Notes
0.611%, 12/07/201, 2	565,000	565,593
SLM Student Loan Trust
0.588%, 01/25/151, 2	653,867	654,235
TOTAL ASSET-BACKED SECURITIES
(Cost $6,257,324) — 5.1%		6,258,930

COMMERCIAL MORTGAGE-BACKED
SECURITIES — 2.0%
Banc of America Commercial Mortgage, Inc.
4.648%, 03/11/131	675,000	707,811
5.118%, 07/11/431	635,000	654,351
LB-UBS Commercial Mortgage Trust
6.462%, 03/15/311	1,082,494	1,130,183
TOTAL COMMERCIAL MORTGAGE-BACKED
SECURITIES
(Cost $2,491,885) — 2.0%		2,492,345

CORPORATE BONDS — 11.1%
ASIF Global Financing XIX
4.900%, 01/17/133	1,415,000	1,464,525
AT&T, Inc.
5.100%, 09/15/141	490,000	536,562
2.500%, 08/15/151	1,000,000	997,565
BB&T Corp.
5.700%, 04/30/14	540,000	594,578
Bruce Mansfield Unit
6.850%, 06/01/341	451,309	480,143
Citigroup, Inc.
8.500%, 05/22/19	815,000	1,013,356
Entergy Arkansas, Inc.
5.000%, 07/01/181	140,000	140,265
Entergy Texas, Inc.
3.600%, 06/01/151	805,000	822,907
General Electric Capital Corp.
6.875%, 01/10/39	620,000	718,911
Indianapolis Power & Light Co.
6.050%, 10/01/361, 3 .	270,000	280,932
JPMorgan Chase & Co.
1.053%, 09/30/132	1,130,000	1,134,544
Lloyds TSB Bank PLC
5.800%, 01/13/203, 4 .	95,000	93,962
Manufacturers & Traders Trust Co.
5.629%, 12/01/211, 2 .	335,000	315,720
Merey Sweeny LP
8.850%, 12/18/191, 3 .	439,508	505,532
Monumental Global Funding Ltd.
5.500%, 04/22/133, 4 .	1,155,000	1,236,661
Northwest Airlines 2007-1 Class A
Pass-Through Trust
7.027%, 11/01/191	646,966	659,905
Prudential Holdings, LLC
7.245%, 12/18/231, 3	75,000	83,873
8.695%, 12/18/231, 3 .	450,000	537,256
PSEG Power, LLC
5.320%, 09/15/161	330,000	361,533
Union Pacific Railroad Co.
2004 Pass-Through Trust
5.404%, 07/02/25	192,073	202,178
Union Pacific Railroad Co.
2005 Pass-Through Trust
5.082%, 01/02/291	163,006	166,157
Union Pacific Railroad Co.
2006 Pass-Through Trust
5.866%, 07/02/301	257,623	296,641
Wachovia Bank N.A.
4.875%, 02/01/15	875,000	928,757
TOTAL CORPORATE BONDS
(Cost $13,595,798) — 11.1%		13,572,463

U.S. GOVERNMENT AND AGENCIES — 79.8%

FEDERAL FARM CREDIT BANK — 0.9%
5.000%, 09/04/13	1,000,000	1,105,734

FEDERAL HOME LOAN BANK — 4.2%
1.625%, 07/27/11	2,000,000	2,014,918
3.750%, 06/14/13	1,000,000	1,067,454
1.250%, 07/26/131	2,000,000	2,001,028
		5,083,400
FEDERAL HOME LOAN MORTGAGE
CORPORATION — 5.7%
0.182%, 01/11/122	2,450,000	2,448,934
2.125%, 09/21/12	2,500,000	2,565,075
1.875%, 03/08/131	2,000,000	2,005,210
		7,019,219
FEDERAL NATIONAL MORTGAGE
ASSOCIATION — 7.0%
0.800%, 08/16/121	1,000,000	1,000,302
1.250%, 07/29/131	3,000,000	3,003,261
1.300%, 08/09/131	1,500,000	1,501,011
2.375%, 07/28/15	3,000,000	3,045,690
		8,550,264
DECEMBER 31, 2010

SCHEDULE OF INVESTMENTS
December 31, 2010 (Unaudited)

BOND FUND (Continued)
	Principal
	Amount	Value

GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION — 15.9%
6.500%, 10/15/11	$673	$676
5.000%, 06/01/12	493,286	510,229
6.000%, 02/20/13	1,846	1,951
6.000%, 03/15/13	1,132	1,232
6.000%, 06/15/13	2,684	2,921
5.500%, 04/20/16	76,062	81,956
7.000%, 07/20/16	13,067	14,211
6.000%, 08/15/16	59,174	64,454
6.000%, 08/15/16	53,797	58,597
5.500%, 09/20/16	181,334	195,388
5.500%, 11/15/16	242,690	262,377
5.500%, 12/20/16	2,171	2,339
5.500%, 01/15/17	186,364	201,768
6.000%, 02/15/17	6,614	7,188
5.500%, 08/15/17	151,282	163,787
5.500%, 08/15/17	217,549	235,530
5.500%, 10/15/17	310,007	335,630
5.500%, 10/20/17	129,680	140,158
5.500%, 11/15/17	220,307	238,517
5.500%, 11/15/17	8,045	8,710
5.000%, 03/15/18	10,217	10,955
5.000%, 04/16/181	727,718	780,889
5.000%, 04/20/18	535,520	570,979
5.500%, 07/20/18	227,544	246,112
4.500%, 08/15/18	5,043	5,369
5.500%, 10/20/18	157,600	170,460
5.000%, 11/15/18	5,467	5,862
5.500%, 06/20/19	293,525	317,230
4.000%, 08/01/19	1,161,943	1,216,228
5.000%, 09/15/19	7,280	7,804
5.500%, 10/20/19	168,700	182,325
5.500%, 11/20/19	366,834	396,460
4.000%, 01/01/20	1,668,768	1,746,731
3.330%, 07/01/20	787,754	799,332
0.726%, 11/01/202	2,860,000	2,881,742
4.000%, 12/15/241	311,345	328,828
3.500%, 01/15/301	1,928,511	1,931,566
5.297%, 11/16/351, 2	2,000,000	2,179,912
5.346%, 07/16/361, 2	2,700,000	2,967,970
5.970%, 01/01/40	74,346	81,915
5.970%, 01/01/40	74,346	81,868
		19,438,156

U.S. TREASURY SECURITIES — 46.1%
0.184%, 06/30/11	5,000,000	4,995,675
1.375%, 03/15/12	1,750,000	1,772,012
1.375%, 04/15/12	4,495,000	4,553,120
1.000%, 04/30/12	3,000,000	3,024,738
1.375%, 02/15/13	3,000,000	3,045,705
2.750%, 02/28/13	1,200,000	1,254,469
0.750%, 08/15/13	2,500,000	2,495,313
1.500%, 12/31/13	2,000,000	2,029,062
2.125%, 05/31/15	2,355,000	2,392,906
1.375%, 11/30/15	3,680,000	3,576,787
2.625%, 11/15/20	22,870,000	21,576,427
2.541%, 02/15/40	21,825,000	5,748,268
		56,464,482
TOTAL U.S. GOVERNMENT AND AGENCIES
(Cost $96,369,345) — 79.8%		97,661,255

TOTAL INVESTMENTS
(Cost $118,714,352) — 98.0%		119,984,993

Other assets less liabilities — 2.0%		2,421,668

TOTAL NET ASSETS — 100.0%
(equivalent to $11.62 per share;
unlimited shares of $1.00 par value
capital shares authorized;
10,537,301 shares outstanding)		$122,406,661

LLC — Limited Liability Company

LP — Limited Partnership

PLC — Public Limited Company

1	Callable.

2	Variable Rate Security (presented at the current rate as of December 31, 2010).

3	144A Restricted Security.

4	Foreign security denominated in U.S. Dollars.

See accompanying Notes to Financial Statements.
SCOUT FUNDS SEMI-ANNUAL REPORT

Money Market Fund – Federal Portfolio
Money Market Fund – Prime Portfolio

OBJECTIVE & STRATEGY (Unaudited)
The Scout Money Market Fund – Federal Portfolio and Scout Money Market Fund – Prime Portfolio each seek maximum income consistent with safety of principal and liquidity by investing in high-quality, short-term debt obligations.

COMPARATIVE RATES OF RETURN (Unaudited)
as of December 31, 2010
	7-Day	Effective
	Yield	Yield	1 Year	3 Years	5 Years	10 Years

Scout Money Market Fund — Federal Portfolio1	0.01%2	0.01%2	0.01%	0.60%	2.16%	1.97%
Citigroup 3-month Treasury Bill Index3			0.13%	0.69%	2.30%	2.26%
Lipper Money Market Funds Index3			0.03%	0.89%	2.37%	2.10%

Scout Money Market Fund — Prime Portfolio1	0.01%2	0.01%2	0.01%	0.70%	2.26%	2.03%
Citigroup 3-month Treasury Bill Index3			0.13%	0.69%	2.30%	2.26%
Lipper Money Market Funds Index3			0.03%	0.89%	2.37%	2.10%

FUND DIVERSIFICATION* (Unaudited)

Scout Money Market Fund – Federal Portfolio (UMFXX)

Based on total net assets as of December 31, 2010. Subject to change.

Scout Money Market Fund – Prime Portfolio (UMPXX)
Based on total net assets as of December 31, 2010. Subject to change.

1
Represents investor class shares performance. For information about other share classes available, please consult the Prospectus. Performance of fund classes will differ. Please see the Prospectus for details.

2	Scout Investment Advisors, Inc. has voluntarily waived Investment Advisory and/or Distribution fees, without which net expenses would have been higher and yields would have been lower.

3
Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. The Lipper Money Market Funds Index is an unmanaged index consisting of the 30 largest money market mutual funds.

*
Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862.

An investment in the Fund is not a deposit in UMB Bank, n.a. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

DECEMBER 31, 2010

SCHEDULE OF INVESTMENTS
December 31, 2010 (Unaudited)

MONEY MARKET FUND – FEDERAL PORTFOLIO
	Principal
	Amount	Value

U.S. GOVERNMENT AND AGENCIES — 100.0%
FEDERAL AGRICULTURAL MORTGAGE
CORPORATION — 37.5%
0.010%, 01/03/11	$34,414,000	$34,413,981
0.099%, 01/07/11	8,400,000	8,399,863
0.160%, 01/12/11	6,500,000	6,499,687
0.101%, 01/13/11	5,000,000	4,999,833
0.110%, 01/18/11	24,250,000	24,248,760
		78,562,124
FEDERAL FARM CREDIT BANK — 13.3%
0.616%, 01/04/111	5,000,000	5,000,152
0.061%, 01/26/11	5,000,000	4,999,792
0.301%, 01/28/111	5,000,000	5,000,422
0.684%, 02/09/111	5,000,000	5,002,627
0.230%, 02/14/111	1,800,000	1,800,134
0.751%, 03/24/111	6,000,000	6,007,837
		27,810,964
FEDERAL HOME LOAN BANK — 14.9%
0.051%, 01/03/11	5,000,000	4,999,986
0.400%, 01/04/11	2,885,000	2,885,000
0.093%, 01/07/11	6,000,000	5,999,909
0.051%, 01/11/11	1,500,000	1,499,979
0.051%, 01/12/11	250,000	249,996
0.117%, 01/14/11	1,030,000	1,029,957
0.128%, 01/21/11	6,523,000	6,522,544
0.051%, 01/24/11	4,000,000	3,999,872
0.041%, 01/28/11	1,000,000	999,970
0.310%, 07/22/111	3,000,000	3,000,000
		31,187,213
FEDERAL HOME LOAN MORTGAGE
CORPORATION — 17.7%
0.102%, 01/03/11	500,000	499,997
0.056%, 01/10/11	4,000,000	3,999,945
0.086%, 01/11/11	5,000,000	4,999,882
0.269%, 01/14/111	5,000,000	5,000,113
0.134%, 01/18/11	8,675,000	8,674,459
0.031%, 01/25/11	3,724,000	3,723,925
0.337%, 01/28/111	1,200,000	1,200,105
4.125%, 02/24/112	1,000,000	1,005,365
0.372%, 03/09/111	5,000,000	5,001,625
0.350%, 04/01/111	3,000,000	3,001,905
		37,107,321
FEDERAL NATIONAL MORTGAGE
ASSOCIATION — 11.8%
0.030%, 01/04/11	1,500,000	1,499,996
0.162%, 01/05/11	5,000,000	4,999,911
0.120%, 01/12/11	8,915,000	8,914,678
0.095%, 01/18/11	8,000,000	7,999,646
0.030%, 01/19/11	1,031,000	1,030,985
0.091%, 01/24/11	200,000	199,988
		24,645,204
U.S. TREASURY SECURITY — 4.8%
0.151%, 01/13/11	10,000,000	9,999,504

TOTAL U.S. GOVERNMENT AND AGENCIES
(Cost $209,312,330) — 100.0%		209,312,330

TOTAL INVESTMENTS
(Cost $209,312,330) — 100.0%		209,312,330

Other assets less liabilities — 0.0%		24,470

TOTAL NET ASSETS — 100.0%
(equivalent to $1.00 per share;
unlimited shares of $0.01 par value
capital shares authorized;
209,370,512 shares outstanding)		$209,336,800

1	Variable Rate Security (presented at the current rate as of December 31, 2010).

2	Callable.

Valuation of securities is on the basis of amortized cost, which approximates market value.

See accompanying Notes to Financial Statements.
SCOUT FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS
December 31, 2010 (Unaudited)

MONEY MARKET FUND – PRIME PORTFOLIO
	Principal
	Amount	Value

COMMERCIAL PAPER — 79.1%
Abbott Laboratories
0.162%, 01/18/111	$7,250,000	$7,249,452
Alaska Housing Finance Corp.
0.284%, 01/14/11	2,600,000	2,599,737
0.274%, 01/18/11	8,000,000	7,998,980
0.274%, 01/20/11	4,000,000	3,999,430
Archer-Daniels-Midland Co.
0.213%, 01/03/111	7,250,000	7,249,915
0.213%, 01/04/111	7,000,000	6,999,878
Bank of America Corp.
0.193%, 01/07/11	7,500,000	7,499,763
0.223%, 01/14/11	7,250,000	7,249,424
Bank of Montreal
0.213%, 01/04/11	14,500,000	14,499,746
Bank of Nova Scotia
0.223%, 01/13/11	7,500,000	7,499,450
0.193%, 01/18/11	7,250,000	7,249,350
Basin Electric Power Cooperative, Inc.
0.233%, 01/19/111	1,000,000	999,885
0.233%, 01/21/111	8,600,000	8,598,901
BNP Paribas Finance, Inc.
0.223%, 01/03/11	7,250,000	7,249,911
0.264%, 01/18/11	7,250,000	7,249,110
Board of Trustees of The Leland Stanford
Junior University
0.203%, 01/21/11	7,000,000	6,999,222
Brown University
0.233%, 01/20/11	4,000,000	3,999,514
Brown-Forman Corp.
0.183%, 01/06/111	10,000,000	9,999,750
0.203%, 01/14/111	5,060,000	5,059,635
Campbell Soup Co.
0.122%, 01/05/111	7,250,000	7,249,903
Cargill, Inc.
0.213%, 01/06/111	7,125,000	7,124,792
0.233%, 01/07/111	7,125,000	7,124,727
Coca-Cola Co.
0.122%, 01/21/111	7,000,000	6,999,533
0.152%, 01/28/111	7,000,000	6,999,213
County of St. Joseph
0.233%, 01/07/11	14,000,000	13,999,463
Emerson Electric Co.
0.183%, 01/07/111	7,250,000	7,249,783
0.172%, 01/10/111	3,875,000	3,874,835
Franklin Resources, Inc
0.183%, 01/12/111	7,250,000	7,249,601
General RE Corp.
0.203%, 01/06/11	7,000,000	6,999,806
Hewlett-Packard Co.
0.162%, 01/06/111	7,000,000	6,999,845
0.152%, 01/07/111	7,500,000	7,499,813
International Business Machines Corp.
0.152%, 01/11/111	7,250,000	7,249,698
0.152%, 01/14/111	7,250,000	7,249,607
JPMorgan Chase & Co.
0.010%, 01/03/11	10,478,000	10,477,994
Kreditanstalt fuer Wiederaufbau
0.177%, 01/14/111	9,966,000	9,965,372
0.162%, 01/28/111	5,000,000	4,999,400
Nebraska Public Power District
0.233%, 01/18/11	8,505,000	8,504,076
Novartis Finance Corp.
0.172%, 01/03/111	10,000,000	9,999,906
0.193%, 01/10/111	4,500,000	4,499,786
0.193%, 02/09/111	60,000	59,988
Pepsico, Inc.
0.162%, 01/20/111	7,250,000	7,249,388
Praxair, Inc.
0.172%, 01/04/11	7,250,000	7,249,897
Roche Holdings, Inc.
0.162%, 01/05/111	7,250,000	7,249,871
0.162%, 01/06/111	7,250,000	7,249,839
Royal Bank of Canada
0.193%, 01/04/11	7,250,000	7,249,885
0.193%, 01/06/11	6,500,000	6,499,829
Sigma-Aldrich Corp.
0.162%, 01/03/111	2,800,000	2,799,975
0.162%, 01/07/111	4,450,000	4,449,881
0.193%, 01/27/111	7,250,000	7,249,005
W.W. Grainger, Inc.
0.193%, 01/12/11	7,250,000	7,249,579
0.183%, 01/13/11	7,250,000	7,249,565
Walt Disney Co.
0.162%, 01/24/111	7,000,000	6,999,284
Wells Fargo & Co.
0.051%, 01/03/11	7,000,000	6,999,981
Yale University
0.223%, 01/04/11	5,000,000	4,999,908
0.203%, 01/18/11	2,000,000	1,999,811

TOTAL COMMERCIAL PAPER
(Cost $375,373,892) — 79.1%		375,373,892

CORPORATE BONDS — 4.6%
Berkshire Hathaway Finance Corp.
0.589%, 01/11/112	7,500,000	7,500,767
John Deere Capital Corp.
0.989%, 01/18/112	6,740,000	6,741,986
Wells Fargo & Co.
0.738%, 01/24/112	7,500,000	7,501,807

TOTAL CORPORATE BONDS
(Cost $21,744,560) — 4.6%		21,744,560

DECEMBER 31, 2010

SCHEDULE OF INVESTMENTS
December 31, 2010 (Unaudited)

MONEY MARKET FUND – PRIME PORTFOLIO (Continued)
	Principal Amount	Value

MUNICIPAL BOND — 1.4%
Iowa Finance Authority
0.250%, 01/07/112, 3	$6,935,000	$6,935,000
TOTAL MUNICIPAL BONDS
(Cost $6,935,000) — 1.4%		6,935,000

U.S. GOVERNMENT AND AGENCIES — 14.9%
FEDERAL FARM CREDIT BANK — 2.1%
0.301%, 01/28/112	5,000,000	5,000,422
0.350%, 02/01/11	5,000,000	4,999,938
		10,000,360
FEDERAL HOME LOAN BANK — 2.7%
0.400%, 01/04/11	5,765,000	5,765,000
0.310%, 07/22/112	7,000,000	7,000,000
		12,765,000
FEDERAL HOME LOAN MORTGAGE
CORPORATION — 3.8%
0.269%, 01/14/112	5,000,000	5,000,115
0.372%, 03/09/112	5,832,000	5,833,926
0.350%, 04/01/112	7,000,000	7,004,575
		17,838,616
U.S. TREASURY SECURITY — 6.3%
0.183%, 03/10/11	30,000,000	29,989,800

TOTAL U.S. GOVERNMENT AND AGENCIES
(Cost $70,593,776) — 14.9%		70,593,776

TOTAL INVESTMENTS
(Cost $474,647,228) — 100.0%		474,647,228

Liabilities less other assets — 0.0%		(21,648)

TOTAL NET ASSETS — 100.0%
(equivalent to $1.00 per share;
unlimited shares of $0.01 par value
capital shares authorized;
474,708,353 shares outstanding)		$474,625,580

1	144A Restricted Security.

2	Variable Rate Security (presented at the current rate as of December 31, 2010).

3	Callable.

Valuation of securities is on the basis of amortized cost, which approximates market value.

See accompanying Notes to Financial Statements.
SCOUT FUNDS SEMI-ANNUAL REPORT

Tax-Free Money Market Fund

OBJECTIVE & STRATEGY (Unaudited)
The Scout Tax-Free Money Market Fund seeks the highest level of income exempt from federal income tax consistent with quality and maturity standards.

COMPARATIVE RATES OF RETURN (Unaudited)

as of December 31, 2010

	7-Day		Effective
	Yield		Yield		1 Year	3 Years	5 Years	10 Years
Scout Tax-Free Money Market Fund1	0.01	%2	0.01	%2	0.01%	0.51%	1.50%	1.35%
Lipper Tax-Exempt Money Market Funds Index3					0.03%	0.66%	1.60%	1.45%

FUND DIVERSIFICATION* (Unaudited)

Scout Tax-Free Money Market Fund (UMTXX)

Based on total net assets as of December 31, 2010. Subject to change.

1
Represents investor class shares performance. For information about other share classes available, please consult the Prospectus. Performance of fund classes will differ. Please see the Prospectus for details.

2	Scout Investment Advisors, Inc. has voluntarily waived Investment Advisory and/or Distribution fees, without which net expenses would have been higher and yields would have been lower.

3
Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The Lipper Tax-Exempt Money Market Funds Index is an unmanaged index consisting of the 30 largest tax exempt money market mutual funds.

*
Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862.

An investment in the Fund is not a deposit in UMB Bank, n.a. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corp. or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Income from the Scout Tax-Free Money Market Fund may be subject to federal Alternative Minimum Tax as well as state and local taxes.

DECEMBER 31, 2010

SCHEDULE OF INVESTMENTS
December 31, 2010 (Unaudited)

TAX-FREE MONEY MARKET FUND
	Principal
	Amount	Value

COLORADO — 8.6%
Colorado Housing & Finance Authority
0.300%, 01/07/111, 2	$2,700,000	$2,700,000
0.300%, 01/07/111, 2	800,000	800,000
0.330%, 01/07/111, 2	900,000	900,000
0.350%, 01/07/111, 2	3,180,000	3,180,000
Lower Colorado River Authority
0.320%, 01/03/11	3,500,000	3,500,000
		11,080,000
CONNECTICUT — 2.6%
Connecticut Housing Finance Authority
0.280%, 01/03/111, 2	3,400,000	3,400,000
DISTRICT OF COLUMBIA — 2.3%
District of Columbia
0.280%, 01/07/111, 2	2,000,000	2,000,000
0.300%, 01/07/111, 2	1,000,000	1,000,000
		3,000,000
FLORIDA — 7.4%
City of Jacksonville
0.330%, 01/07/111, 2	3,300,000	3,300,000
JEA Florida Electric System Revenue Bond
0.310%, 01/07/111, 2	4,000,000	4,000,000
0.310%, 01/07/111, 2	2,300,000	2,300,000
		9,600,000
ILLINOIS — 0.7%
Village of Schaumburg
0.350%, 01/07/111, 2	900,000	900,000
KANSAS — 1.5%
Kansas State Department of Transportation
0.290%, 01/07/111, 2	1,900,000	1,900,000
MARYLAND — 2.0%
Maryland Health & Higher Education
Facilities Authority
0.250%, 01/06/11	2,639,000	2,639,000
MASSACHUSETTS — 5.1%
Commonwealth of Massachusetts
0.340%, 01/03/111, 2	500,000	500,000
Massachusetts Water Resources Authority
0.330%, 01/03/111, 2	1,650,000	1,650,000
0.280%, 01/07/111, 2	3,500,000	3,500,000
0.320%, 01/07/111, 2	1,000,000	1,000,000
		6,650,000
MINNESOTA — 4.0%
County of Hennepin
0.300%, 01/07/111, 2	5,130,000	5,130,000
MISSISSIPPI — 1.9%
County of Jackson
0.270%, 01/03/111, 2	2,500,000	2,500,000
MISSOURI — 10.6%
Kansas City Industrial Development Authority
0.330%, 01/03/111, 2	2,600,000	2,600,000
Missouri Development Finance Board
0.280%, 01/03/111, 2	5,000,000	5,000,000
Missouri Highway & Transportation Commission
3.830%, 01/07/111, 2	1,805,000	1,805,000
Missouri State Health & Educational
Facilities Authority
0.280%, 01/03/111, 2	600,000	600,000
0.330%, 01/03/111, 2	1,700,000	1,700,000
0.330%, 01/03/111, 2	900,000	900,000
0.350%, 01/03/111, 2	1,100,000	1,100,000
		13,705,000
NEBRASKA — 3.9%
Lincoln Nebraska Electric System Revenue
0.270%, 01/20/11	1,500,000	1,500,000
Omaha Public Power District
0.260%, 01/04/11	3,500,000	3,500,000
		5,000,000
NEW HAMPSHIRE — 2.9%
New Hampshire Health & Education
Facilities Authority
0.330%, 01/03/111, 2	1,500,000	1,500,000
0.330%, 01/03/111, 2	2,265,000	2,265,000
		3,765,000
NEW YORK — 5.3%
City of New York
0.250%, 01/03/111, 2	1,000,000	1,000,000
0.280%, 01/03/111, 2	900,000	900,000
0.290%, 01/07/111, 2	2,400,000	2,400,000
0.300%, 01/07/111, 2	1,725,000	1,725,000
New York City Municipal Water Finance Authority
0.260%, 01/03/111, 2	850,000	850,000
		6,875,000

SCOUT FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS
December 31, 2010 (Unaudited)

TAX-FREE MONEY MARKET FUND (Continued)
	Principal
	Amount	Value

NORTH CAROLINA — 12.8%
City of Charlotte
0.330%, 01/07/111, 2	$800,000	$800,000
County of Buncombe
0.430%, 01/07/111, 2	1,700,000	1,700,000
0.430%, 01/07/111, 2	1,175,000	1,175,000
0.430%, 01/07/111, 2	1,000,000	1,000,000
0.430%, 01/07/111, 2	1,385,000	1,385,000
0.430%, 01/07/111, 2	820,000	820,000
County of New Hanover
0.330%, 01/07/111, 2	1,000,000	1,000,000
County of Wake
0.390%, 01/07/111, 2	3,440,000	3,440,000
0.390%, 01/07/111, 2	900,000	900,000
State of North Carolina
0.300%, 01/07/111, 2	500,000	500,000
0.330%, 01/07/111, 2	3,810,000	3,810,000
		16,530,000
RHODE ISLAND — 1.3%
Rhode Island Health & Educational Building Corp.
0.320%, 01/07/111, 2	1,720,000	1,720,000
SOUTH DAKOTA — 3.6%
South Dakota Housing Development Authority
0.330%, 01/07/111, 2	4,700,000	4,700,000
TENNESSEE — 1.4%
County of Shelby
0.330%, 01/07/111, 2	200,000	200,000
0.360%, 01/07/111, 2	1,600,000	1,600,000
		1,800,000
TEXAS — 10.4%
County of Harris
0.270%, 01/18/11	4,000,000	4,000,000
San Antonio Water System
0.270%, 01/19/11	3,000,000	3,000,000
Texas Public Finance Authority
0.260%, 01/07/11	1,500,000	1,500,000
0.270%, 01/20/11	4,000,000	4,000,000
University of Texas
0.240%, 01/05/11	1,000,000	1,000,000
		13,500,000
VIRGINIA — 4.1%
Virginia College Building Authority
0.280%, 01/03/111, 2	1,785,000	1,785,000
0.280%, 01/03/111, 2	3,500,000	3,500,000
		5,285,000
WISCONSIN — 0.7%
Madison Area Technical College
1.000%, 03/01/11	850,000	850,744

TOTAL INVESTMENTS
(Cost $120,529,744) — 93.1%		120,529,744

Other assets less liabilities — 6.9%		8,909,370

TOTAL NET ASSETS — 100.0%
(equivalent to $1.00 per share;
unlimited shares of $0.01 par value
capital shares authorized;
129,520,914 shares outstanding)		$129,439,114

1	Callable.

2	Variable Rate Security (presented at the current rate as of December 31, 2010).

Valuation of securities is on the basis of amortized cost, which approximates market value.

See accompanying Notes to Financial Statements.

DECEMBER 31, 2010

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2010 (Unaudited)
(in thousands except per share data)

	Stock	Mid Cap	Small Cap
	Fund	Fund	Fund

ASSETS:
Investment securities at cost	$93,848	$223,768	$279,764
Foreign cash at cost	—	—	—
Investment securities at value	$115,483	$270,577	$354,322
Foreign cash at value	—	—	—
Cash	1,400	7,943	—
Receivables:
Investments sold	—	5,025	2,541
Fund shares sold	121	1,224	172
Dividends	217	276	299
Interest	—	—	—
Due from Advisor	—	—	—
Prepaid and other assets	19	24	13
Total assets	117,240	285,069	357,347
LIABILITIES:
Disbursements in excess of demand deposit money	—	—	1,970
Payables:
Investments purchased	—	9,211	—
Fund shares redeemed	249	148	831
Dividends	—	—	—
Accrued investment advisory fees	14	32	33
Accrued administration and fund accounting fees	10	22	28
Accrued shareholder servicing fees	21	1	101
Accrued custody fees	—	1	7
Accrued registration fees	1	2	—
Other accrued expenses	4	7	43
Total liabilities	299	9,424	3,013
NET ASSETS	$116,941	$275,645	$354,334
NET ASSETS CONSIST OF:
Capital (capital stock and paid-in capital)	$108,682	$226,621	$391,628
Accumulated:
Net investment income (loss)	772	304	(315)
Net realized gain (loss) on investments and foreign currency transactions	(14,148)	1,911	(111,537)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	21,635	46,809	74,558
NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$116,941	$275,645	$354,334
Capital Shares, $1.00 par value ($0.01 par value for Money Market Funds):
Authorized	Unlimited	Unlimited	Unlimited
Shares issued and outstanding:
Investor Class	9,098	20,625	22,985
Service Class	—	—	—
TOTAL SHARES ISSUED AND OUTSTANDING	9,098	20,625	22,985
NET ASSET VALUE PER SHARE— INVESTOR CLASS	$12.85	$13.36	$15.42
NET ASSET VALUE PER SHARE— SERVICE CLASS	$—	$—	$—

See accompanying Notes to Financial Statements.
SCOUT FUNDS SEMI-ANNUAL REPORT

				Money Market	Money Market
TrendStar		International		Fund	Fund	Tax-Free
Small Cap	International	Discovery	Bond	Federal	Prime	Money Market
Fund	Fund	Fund	Fund	Portfolio	Portfolio	Fund

$9,472	$5,584,118	$25,502	$118,714	$209,312	$474,647	$120,530
—	—	147	—	—	—	—
$12,599	$7,276,583	$31,172	$119,985	$209,312	$474,647	$120,530
—	—	148	—	—	—	—
133	117,734	967	7,788	1,004	64	1,789

685	—	2,072	3,385	—	—	7,100
—	9,268	22	97	—	10	—
4	10,526	76	—	—	—	—
—	—	—	513	35	70	35
69	—	116	—	8	—	—
17	176	16	22	24	28	23
13,507	7,414,287	34,589	131,790	210,383	474,819	129,477

—	—	—	—	—	—	—

460	49,695	1,895	9,016	1,000	—	—
—	2,507	—	265	—	132	8
—	—	—	64	1	3	1
—	738	—	3	—	2	—
7	333	6	10	19	36	13
7	225	9	17	10	9	7
—	1	1	1	5	5	1
—	40	1	1	1	1	2
11	52	7	6	10	5	6
485	53,591	1,919	9,383	1,046	193	38
$13,022	$7,360,696	$32,670	$122,407	$209,337	$474,626	$129,439

$44,641	$6,055,377	$28,944	$118,358	$209,337	$474,679	$129,466

(36)	(45,893)	(90)	(14)	—	—	—
(34,710)	(341,411)	(1,857)	2,792	—	(53)	(27)

3,127	1,692,623	5,673	1,271	—	—	—
$13,022	$7,360,696	$32,670	$122,407	$209,337	$474,626	$129,439

Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited

1,414	227,343	3,367	10,537	138,308	304,858	119,958
—	—	—	—	71,063	169,850	9,563
1,414	227,343	3,367	10,537	209,371	474,708	129,521
$9.21	$32.38	$9.70	$11.62	$1.00	$1.00	$1.00
$—	$—	$—	$—	$1.00	$1.00	$1.00
DECEMBER 31, 2010

STATEMENTS OF OPERATIONS
For the Six Months Ended December 31, 2010 (Unaudited)
(in thousands)

	Stock		Mid Cap		Small Cap
	Fund		Fund		Fund
INVESTMENT INCOME:
Dividend income	$1,084	(1)	$1,665	(1)	$1,645
Interest income	2		4		2
Miscellaneous income	186		—		4
Total investment income	1,272		1,669		1,651
EXPENSES:
Investment advisory fees	333		823		1,375
Administration and fund accounting fees	55		103		169
Shareholder servicing fees	84		70		311
Professional fees	12		12		13
Federal and state registration fees	13		21		24
Custody fees	9		15		21
Reports to shareholders	10		15		37
Insurance fees	1		1		5
Directors’ fees	1		2		4
Distribution fees	—		—		—
Other expenses	4		5		7
Total expenses before waiver	522		1,067		1,966
Waiver of fees	(23)		—		—
Net expenses	499		1,067		1,966
Net investment income (loss)	773		602		(315)
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on investments	1,368		8,185		13,106
Net realized gain on foreign currency transactions	—		—		—
Net increase (decrease) in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	18,703		51,195		75,685
Net realized and unrealized gain on investments and foreign currencies	20,071		59,380		88,791
Net increase in net assets resulting from operations	$20,844		$59,982		$88,476

(1)	Net of foreign tax withholding of (in thousands) $8, $1, $1, $3,215, and $26, respectively.

(2)	Including (in thousands) $334, $609, and $198, respectively, of voluntarily waived Investment Advisory fees and $221, $421, and $30, respectively, of voluntarily waived Distribution fees.

See accompanying Notes to Financial Statements.
SCOUT FUNDS SEMI-ANNUAL REPORT

					Money Market		Money Market
TrendStar			International		Fund		Fund		Tax-Free
Small Cap	International		Discovery	Bond	Federal		Prime		Money Market
Fund	Fund		Fund	Fund	Portfolio		Portfolio		Fund

$51 (1)	$49,327	(1)	$181 (1)	$—	$—		$—		$—
—	149		1	1,704	231		612		175
—	218		—	—	—		—		—
51	49,694		182	1,704	231		612		175

50	23,301		135	267	343		836		211
39	1,799		39	60	113		204		73
28	3,784		31	66	29		34		25
6	64		10	12	20		28		18
12	160		10	14	15		16		14
7	560		15	15	19		27		10
3	604		3	8	6		23		4
—	47		—	1	3		5		2
—	63		—	1	1		2		1
—	—		—	—	221		421		30
4	33		11	11	4		21		8
149	30,415		254	455	774		1,617		396
(62)	—		(26)	(75)	(555	)(2)	(1,030	)(2)	(228	)(2)
87	30,415		228	380	219		587		168
(36)	19,279		(46)	1,324	12		25		7

527	36,649		308	3,104	—		1		—
—	1,936		3	—	—		—		—
2,698	1,380,919		5,864	(3,090)	—		—		—
3,225	1,419,504		6,175	14	—		1		—
$3,189	$1,438,783		$6,129	$1,338	$12		$26		$7

DECEMBER 31, 2010

STATEMENTS OF CHANGES IN NET ASSETS
(in thousands)

	Stock Fund
	Six Months Ended
	December 31, 2010	Year Ended
	(Unaudited)	June 30, 2010

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$773	$964
Net realized gain (loss) on investments and foreign currency transactions	1,368	2,548
Net increase (decrease) in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	18,703	5,210
Net increase in net assets resulting from operations	20,844	8,722
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Investor Class	(14)	(1,011)
Service Class	—	—
Net realized gain on investments and foreign currency transactions
Investor Class	—	—
Service Class	—	—
Total distributions to shareholders	(14)	(1,011)
CAPITAL SHARE TRANSACTIONS:
Investor Class
Shares sold	11,641	35,412
Shares issued for reinvestment of distributions	13	896
Redemption fees	—	1
Shares redeemed	(15,630)	(48,497)
Net increase (decrease) from capital share transactions	(3,976)	(12,188)
Service Class
Shares sold	—	—
Shares issued for reinvestment of distributions	—	—
Redemption fees	—	—
Shares redeemed	—	—
Net increase (decrease) from capital share transactions	—	—
Net increase (decrease) from capital share transactions	(3,976)	(12,188)
Net increase (decrease) in net assets	16,854	(4,477)
NET ASSETS:
Beginning of period	100,087	104,564
End of period	$116,941	$100,087
Accumulated net investment income (loss)	772	13
TRANSACTIONS IN SHARES:
Investor Class
Shares sold	988	3,150
Shares reinvested	1	79
Shares redeemed	(1,322)	(4,301)
Net increase (decrease)	(333)	(1,072)
Service Class
Shares sold	—	—
Shares reinvested	—	—
Shares redeemed	—	—
Net increase (decrease)	—	—
Net increase (decrease)	(333)	(1,072)

See accompanying Notes to Financial Statements.
SCOUT FUNDS SEMI-ANNUAL REPORT

Mid Cap Fund		Small Cap Fund		TrendStar Small Cap Fund		International Fund
Six Months Ended		Six Months Ended		Six Months Ended		Six Months Ended
December 31, 2010	Year Ended	December 31, 2010	Year Ended	December 31, 2010	Year Ended	December 31, 2010	Year Ended
(Unaudited)	June 30, 2010	(Unaudited)	June 30, 2010	(Unaudited)	June 30, 2010	(Unaudited)	June 30, 2010

$602	$422	$(315)	$(1,957)	$(36)	$(82)	$19,279	$65,125
8,185	20,042	13,106	92,966	527	391	38,585	(30,850)
51,195	(11,225)	75,685	(35,810)	2,698	952	1,380,919	311,889
59,982	9,239	88,476	55,199	3,189	1,261	1,438,783	346,164

(312)	(425)	—	—	—	—	(66,920)	(65,556)
—	—	—	—	—	—	—	—
(11,230)	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
(11,542)	(425)	—	—	—	—	(66,920)	(65,556)

95,320	106,289	14,631	67,956	288	7,932	1,159,771	2,458,450
9,110	279	—	—	—	—	64,582	62,988
14	8	12	24	—	—	94	298
(32,911)	(15,301)	(127,702)	(219,847)	(4,088)	(6,179)	(568,180)	(892,749)
71,533	91,275	(113,059)	(151,867)	(3,800)	1,753	656,267	1,628,987
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
71,533	91,275	(113,059)	(151,867)	(3,800)	1,753	656,267	1,628,987
119,973	100,089	(24,583)	(96,668)	(611)	3,014	2,028,130	1,909,595

155,672	55,583	378,917	475,585	13,633	10,619	5,332,566	3,422,971
$275,645	$155,672	$354,334	$378,917	$13,022	$13,633	$7,360,696	$5,332,566
304	14	(315)	—	(36)	—	(45,893)	1,748

7,579	9,654	1,101	5,584	34	1,072	38,322	87,576
686	26	—	—	—	—	2,034	2,303
(2,629)	(1,387)	(9,526)	(17,490)	(504)	(840)	(18,795)	(32,086)
5,636	8,293	(8,425)	(11,906)	(470)	232	21,561	57,793

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
5,636	8,293	(8,425)	(11,906)	(470)	232	21,561	57,793

DECEMBER 31, 2010

STATEMENTS OF CHANGES IN NET ASSETS
(in thousands)

	International Discovery Fund
	Six Months Ended
	December 31, 2010	Year Ended
	(Unaudited)	June 30, 2010

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(46)	$66
Net realized gain (loss) on investments and foreign currency transactions	311	(838)
Net increase (decrease) in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	5,864	2,455
Net increase in net assets resulting from operations	6,129	1,683
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Investor Class	(19)	(88)
Service Class	—	—
Net realized gain on investments and foreign currency transactions
Investor Class	—	—
Service Class	—	—
Total distributions to shareholders	(19)	(88)
CAPITAL SHARE TRANSACTIONS:
Investor Class
Shares sold	6,953	13,869
Shares issued for reinvestment of distributions	14	67
Redemption fees	1	—
Shares redeemed	(3,612)	(7,509)
Net increase (decrease) from capital share transactions	3,356	6,427
Service Class
Shares sold	—	—
Shares issued for reinvestment of distributions	—	—
Redemption fees	—	—
Shares redeemed	—	—
Net increase (decrease) from capital share transactions	—	—
Net increase (decrease) from capital share transactions	3,356	6,427
Net increase (decrease) in net assets	9,466	8,022
NET ASSETS:
Beginning of period	23,204	15,182
End of period	$32,670	$23,204
Accumulated net investment income (loss)	(90)	(25)
TRANSACTIONS IN SHARES:
Investor Class
Shares sold	764	1,726
Shares reinvested	1	8
Shares redeemed	(395)	(923)
Net increase (decrease)	370	811
Service Class
Shares sold	—	—
Shares reinvested	—	—
Shares redeemed	—	—
Net increase (decrease)	—	—
Net increase (decrease)	370	811

See accompanying Notes to Financial Statements.
SCOUT FUNDS SEMI-ANNUAL REPORT

		Money Market Fund		Money Market Fund
Bond Fund		Federal Portfolio		Prime Portfolio		Tax-Free Money Market Fund
Six Months Ended		Six Months Ended		Six Months Ended		Six Months Ended
December 31, 2010	Year Ended	December 31, 2010	Year Ended	December 31, 2010	Year Ended	December 31, 2010	Year Ended
(Unaudited)	June 30, 2010	(Unaudited)	June 30, 2010	(Unaudited)	June 30, 2010	(Unaudited)	June 30, 2010

$1,324	$3,248	$12	$70	$25	$144	$7	$40
3,104	1,515	—	5	1	22	—	—
(3,090)	1,271	—	—	—	—	—	—
1,338	6,034	12	75	26	166	7	40

(1,339)	(3,290)	(7)	(46)	(16)	(98)	(6)	(35)
—	—	(5)	(24)	(9)	(46)	(1)	(5)
—	—	(2)	—	—	—	—	—
—	—	(1)	—	—	—	—	—
(1,339)	(3,290)	(15)	(70)	(25)	(144)	(7)	(40)

39,361	53,853	116,116	229,656	208,876	507,581	90,725	232,881
891	2,241	1	1	2	5	—	—
—	—	—	—	—	—	—	—
(43,584)	(62,215)	(110,168)	(282,768)	(245,658)	(567,110)	(92,518)	(233,446)
(3,332)	(6,121)	5,949	(53,111)	(36,780)	(59,524)	(1,793)	(565)

—	—	466,426	1,176,823	163,051	245,028	16,106	52,059
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	(520,124)	(1,142,917)	(149,891)	(271,039)	(27,135)	(49,832)
—	—	(53,698)	33,906	13,160	(26,011)	(11,029)	2,227
(3,332)	(6,121)	(47,749)	(19,205)	(23,620)	(85,535)	(12,822)	1,662
(3,333)	(3,377)	(47,752)	(19,200)	(23,619)	(85,513)	(12,822)	1,662

125,740	129,117	257,089	276,289	498,245	583,758	142,261	140,599
$122,407	$125,740	$209,337	$257,089	$474,626	$498,245	$129,439	$142,261
(14)	1	—	—	—	—	—	—

3,369	4,675	116,116	229,656	208,876	507,581	90,725	232,881
76	194	1	1	2	5	—	—
(3,737)	(5,404)	(110,168)	(282,768)	(245,658)	(567,110)	(92,518)	(233,446)
(292)	(535)	5,949	(53,111)	(36,780)	(59,524)	(1,793)	(565)

—	—	466,426	1,176,823	163,051	245,028	16,106	52,059
—	—	—	—	—	—	—	—
—	—	(520,124)	(1,142,917)	(149,891)	(271,039)	(27,135)	(49,832)
—	—	(53,698)	33,906	13,160	(26,011)	(11,029)	2,227
(292)	(535)	(47,749)	(19,205)	(23,620)	(85,535)	(12,822)	1,662

DECEMBER 31, 2010

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout each period.

SCOUT STOCK FUND
	For the Six Months Ended
	December 31, 2010		For the Years Ended June 30,
	(Unaudited)		2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.61		$9.96	$12.98	$15.23	$15.09	$15.33

Income from investment operations:
Net investment income	0.08		0.10	0.11	0.16	0.17	0.14
Net realized and unrealized gain (loss) on securities	2.16		0.65	(2.88)	(0.50)	1.78	1.79
Total from investment operations	2.24		0.75	(2.77)	(0.34)	1.95	1.93

Distributions from:
Net investment income	—	(a)	(0.10)	(0.11)	(0.15)	(0.17)	(0.15)
Net realized gain on securities	—		—	(0.14)	(1.76)	(1.64)	(2.02)
Total distributions	—	(a)	(0.10)	(0.25)	(1.91)	(1.81)	(2.17)
Net asset value, end of period	$12.85		$10.61	$9.96	$12.98	$15.23	$15.09
Total return	21.13	%(b)	7.50%	(21.34)%	(3.14)%	13.52%	13.05%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$117		$100	$105	$90	$93	$116
Ratio of expenses to average net assets:
Net of recovery/waiver of fees	0.90	%(c)	0.90%	0.90%	0.90%	0.90%	0.90%
Before recovery/waiver of fees	0.94	%(c)	0.96%	0.94%	0.93%	0.88%	0.93%
Ratio of net investment income to average net assets:
Net of recovery/waiver of fees	1.39	%(c)	0.86%	1.13%	1.08%	1.11%	1.04%
Before recovery/waiver of fees	1.35	%(c)	0.80%	1.09%	1.05%	1.13%	1.01%
Portfolio turnover rate	37	%(b)	69%	46%	77%	71%	60%

(a) Resulted in less than $0.005 per share.

(b) Not annualized.

(c) Annualized.

SCOUT MID CAP FUND(Fund Inception October 31, 2006)
	For the Six Months Ended					For the Period
	December 31, 2010		For the Years Ended June 30,			Ended June 30,
	(Unaudited)		2010	2009	2008	2007
Net asset value, beginning of period	$10.39		$8.30	$11.28	$12.01	$10.00

Income from investment operations:
Net investment income	0.03		0.04	0.02	—	0.01
Net realized and unrealized gain (loss) on securities	3.56		2.09	(2.98)	0.17	2.01
Total from investment operations	3.59		2.13	(2.96)	0.17	2.02

Distributions from:
Net investment income	(0.02)		(0.04)	(0.02)	—	(0.01)
Tax return of capital	—		—	—	(0.07)	—
Net realized gain on securities	(0.60)		—	—	(0.83)	—
Total distributions	(0.62)		(0.04)	(0.02)	(0.90)	(0.01)
Net asset value, end of period	$13.36		$10.39	$8.30	$11.28	$12.01
Total return	34.57	%(a)	25.61%	(26.27)%	1.39%	20.26	%(a)

Ratios/Supplemental Data
Net assets, end of period (in millions)	$276		$156	$56	$44	$30
Ratio of expenses to average net assets:
Net of recovery/waiver of fees	1.04	%(b)	1.13%	1.40%	1.40%	1.40	%(b)
Before recovery/waiver of fees	1.04	%(b)	1.10%	1.39%	1.31%	1.93	%(b)
Ratio of net investment income to average net assets:
Net of recovery/waiver of fees	0.59	%(b)	0.40%	0.35%	(0.49)%	(0.06	)%(b)
Before recovery/waiver of fees	0.59	%(b)	0.43%	0.36%	(0.40)%	(0.59	)%(b)
Portfolio turnover rate	112	%(a)	184%	360%	415%	234	%(a)

(a) Not annualized.

(b) Annualized.

See accompanying Notes to Financial Statements.
SCOUT FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout each period.

SCOUT SMALL CAP FUND
	For the Six Months Ended
	December 31, 2010		For the Years Ended June 30,
	(Unaudited)		2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.06		$10.98	$16.11	$18.91	$17.40	$15.36

Income from investment operations:
Net investment loss	(0.01)		(0.06)	(0.04)	—	—	—
Net realized and unrealized gain (loss) on securities	3.37		1.14	(5.09)	(1.40)	2.45	2.45
Total from investment operations	3.36		1.08	(5.13)	(1.40)	2.45	2.45

Distributions from:
Net realized gain on securities	—		—	—	(1.40)	(0.94)	(0.41)
Net asset value, end of period	$15.42		$12.06	$10.98	$16.11	$18.91	$17.40
Total return	27.86	%(a)	9.84%	(31.84)%	(7.90)%	14.70%	16.16%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$354		$379	$476	$674	$719	$594
Ratio of expenses to average net assets	1.07	%(b)	1.06%	1.08%	1.01%	1.02%	1.06%
Ratio of net investment loss to average net assets	(0.17	)%(b)	(0.41)%	(0.36)%	(0.45)%	(0.13)%	(0.09)%
Portfolio turnover rate	26	%(a)	358%	327%	226%	207%	92%

(a) Not annualized.

(b) Annualized.

SCOUT TRENDSTAR SMALL CAP FUND (Fund Inception October 31, 2003)*
	For the
	Six Months Ended		For the	For the Period
	December 31, 2010		Year Ended	Ended June 30,		For the Years Ended September 30,
	(Unaudited)		June 30, 2010	2009**		2008	2007	2006	2005
Net asset value, beginning of period	$7.24		$6.43	$7.54		$12.61	$12.19	$11.94	$10.48

Income from investment operations:
Net investment loss	(0.03)		(0.04)	(0.02)		(0.29)	(0.12)	(0.10)	(0.07)
Net realized and unrealized gain (loss) on securities	2.00		0.85	(1.09)		(2.89)	1.70	0.59	1.68
Total from investment operations	1.97		0.81	(1.11)		(3.18)	1.58	0.49	1.61

Distributions from:
Tax return of capital	—		—	—		— (a)	—	—	—
Net realized gain on securities	—		—	—		(1.89)	(1.16)	(0.24)	(0.15)
Total distributions	—		—	—		(1.89)	(1.16)	(0.24)	(0.15)
Paid in capital from redemption fees	—		—	—		— (a)	— (a)	—	—
Net asset value, end of period	$9.21		$7.24	$6.43		$7.54	$12.61	$12.19	$11.94
Total return	27.21	%(b)	12.60%	(14.72	)%(b)	(28.20)%	13.44%	4.08%	15.37%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$13		$14	$11		$20	$171	$235	$193
Ratio of expenses to average net assets:
Net of waiver of fees	1.30	%(c)	1.30%	1.40	%(c)	1.40%	1.37%	1.36%	1.39%
Before waiver of fees	2.22	%(c)	2.50%	1.57	%(c)	1.42%	1.37%	1.36%	1.39%
Ratio of net investment loss to average net assets:
Net of waiver of fees	(0.54	)%(c)	(0.64)%	(0.50	)%(c)	(0.84)%	(0.79)%	(0.76)%	(0.90)%
Before waiver of fees	(1.46	)%(c)	(1.84)%	(0.67	)%(c)	(0.86)%	(0.79)%	(0.76)%	(0.90)%
Portfolio turnover rate	9	%(b)	56%	42	%(b)	53%	21%	37%	12%

*
Financial information from inception through June 30, 2009 is for the TrendStar Small-Cap Fund, which was reorganized into the Scout Funds family as the Scout TrendStar Small Cap Fund on June 30, 2009.

**	The Fund elected to change its fiscal year end from September to June. The information presented is for the period October 1, 2008 through June 30, 2009.

(a)	Resulted in less than $0.005 per share.

(b)	Not annualized.

(c)	Annualized.

See accompanying Notes to Financial Statements.

DECEMBER 31, 2010

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout each period.

SCOUT INTERNATIONAL FUND (Formerly known as the UMB Scout WorldWide Fund)*
	For the Six Months Ended
	December 31, 2010		For the Years Ended June 30,
	(Unaudited)		2010	2009	2008	2007	2006
Net asset value, beginning of period	$25.91		$23.13	$34.71	$36.35	$29.80	$24.64

Income from investment operations:
Net investment income	0.09		0.33	0.34	0.43	0.48	0.26
Net realized and unrealized gain (loss) on securities	6.68		2.79	(10.59)	(1.02)	7.82	5.47
Total from investment operations	6.77		3.12	(10.25)	(0.59)	8.30	5.73

Distributions from:
Net investment income	(0.30)		(0.34)	(0.35)	(0.45)	(0.45)	(0.27)
Net realized gain on securities	—		—	(0.98)	(0.60)	(1.30)	(0.30)
Total distributions	(0.30)		(0.34)	(1.33)	(1.05)	(1.75)	(0.57)
Net asset value, end of period	$32.38		$25.91	$23.13	$34.71	$36.35	$29.80
Total return	26.15	%(a)	13.41%	(29.17)%	(1.71)%	28.47%	23.36%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$7,361		$5,333	$3,423	$4,044	$3,405	$2,637
Ratio of expenses to average net assets	0.93	%(b)	0.97%	1.02%	0.96%	0.97%	1.03%
Ratio of net investment income to average net assets	0.59	%(b)	1.35%	0.56%	1.32%	1.50%	1.08%
Portfolio turnover rate	6	%(a)	12%	16%	17%	19%	23%

* Until October 31, 2006.

(a) Not annualized.

(b) Annualized.

SCOUT INTERNATIONAL DISCOVERY FUND (Fund Inception December 31, 2007)
	For the Six Months Ended				For the Period
	December 31, 2010		For the Years Ended June 30,		Ended June, 30,
	(Unaudited)		2010	2009	2008
Net asset value, beginning of period	$7.74		$6.95	$9.73	$10.00

Income from investment operations:
Net investment income (loss)	(0.01)		0.02	0.05	0.06
Net realized and unrealized gain (loss) on securities	1.98		0.80	(2.69)	(0.27)
Total from investment operations	1.97		0.82	(2.64)	(0.21)

Distributions from:
Net investment income	(0.01)		(0.03)	(0.05)	(0.06)
Net realized gain on securities	—		—	(0.09)	—
Total distributions	(0.01)		(0.03)	(0.14)	(0.06)
Net asset value, end of period	$9.70		$7.74	$6.95	$9.73
Total return	25.40	%(a)	11.77%	(26.99)%	(2.09	)%(a)

Ratios/Supplemental Data
Net assets, end of period (in millions)	$33		$23	$15	$12
Ratio of expenses to average net assets:
Net of waiver of fees	1.60	%(b)	1.60%	1.60%	1.60	%(b)
Before waiver of fees	1.79	%(b)	1.93%	3.27%	3.35	%(b)
Ratio of net investment loss to average net assets:
Net of waiver of fees	(0.32	)%(b)	0.26%	0.94%	1.98	%(b)
Before waiver of fees	(0.51	)%(b)	(0.07)%	(0.73)%	0.23	%(b)
Portfolio turnover rate	25	%(a)	26%	15%	12	%(a)

(a) Not Annualized.

(b) Annualized.

See accompanying Notes to Financial Statements.
SCOUT FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout each period.

SCOUT BOND FUND
	For the Six Months Ended
	December 31, 2010		For the Years Ended June 30,
	(Unaudited)		2010	2009	2008	2007	2006
Net asset value, beginning of period	$11.61		$11.36	$10.97	$10.74	$10.66	$11.16

Income from investment operations:
Net investment income	0.12		0.29	0.36	0.41	0.44	0.39
Net realized and unrealized gain (loss) on securities	0.01		0.25	0.39	0.23	0.08	(0.47)
Total from investment operations	0.13		0.54	0.75	0.64	0.52	(0.08)

Distributions from:
Net investment income	(0.12)		(0.29)	(0.36)	(0.41)	(0.44)	(0.42)
Net asset value, end of period	$11.62		$11.61	$11.36	$10.97	$10.74	$10.66
Total return	1.10	%(a)	4.84%	6.99%	6.02%	4.90%	(0.71)%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$122		$126	$129	$88	$93	$119
Ratio of expenses to average net assets:
Net of recovery/waiver of fees	0.57	%(b)	0.57%	0.57%	0.87%	0.87%	0.87%
Before recovery/waiver of fees	0.68	%(b)	0.70%	0.71%	0.91%	0.87%	0.90%
Ratio of net investment income to average net assets:
Net of recovery/waiver of fees	1.98	%(b)	2.52%	3.18%	3.67%	4.04%	3.74%
Before recovery/waiver of fees	1.87	%(b)	2.39%	3.04%	3.63%	4.05%	3.71%
Portfolio turnover rate	104	%(a)	56%	46%	74%	34%	11%

(a) Not annualized.

(b) Annualized.

See accompanying Notes to Financial Statements.

DECEMBER 31, 2010

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout each period.

SCOUT MONEY MARKET FUND – FEDERAL PORTFOLIO – INVESTOR CLASS
	For the Six Months Ended
	December 31, 2010		For the Years Ended June 30,
	(Unaudited)		2010	2009	2008		2007		2006
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00		$1.00		$1.00

Income from investment operations:
Net investment income	—	(a)	— (a)	0.01	0.03		0.05		0.04

Distributions from:
Net investment income	—	(a)	— (a)	(0.01)	(0.03)		(0.05)		(0.04)
Net realized gain	—	(a)	—	—	—		—		—
Total distributions	—	(a)	— (a)	(0.01)	(0.03)		(0.05)		(0.04)
Net asset value, end of period	$1.00		$1.00	$1.00	$1.00		$1.00		$1.00
Total return	0.01	%(b)	0.02%	0.61%	3.38%		4.82%		3.62%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$138		$132	$185	$167		$278		$205
Ratio of expenses to average net assets:
Net of waiver of fees	0.19	%(c)(d)	0.17%	0.48%	0.47	%(e)	0.46	%(e)	0.50	%(e)
Before waiver of fees	0.48	%(c)	0.49%	0.52%	0.47%		0.46%		0.50%
Ratio of net investment income (loss) to average net assets:
Net of waiver of fees	0.01	%(c)(d)	0.03%	0.59%	3.26	%(e)	4.73	%(e)	3.58	%(e)
Before waiver of fees	(0.28	)%(c)	(0.29)%	0.55%	3.26%		4.73%		3.58%

(a) Resulted in less than $0.005 per share.

(b) Not annualized.

(c) Annualized.

(d) The Advisor has voluntarily waived (in thousands) $205 of Investment Advisory fees.

(e) Ratio reflects no waiver.

SCOUT MONEY MARKET FUND – FEDERAL PORTFOLIO – SERVICE CLASS (Class Inception July 18, 2007)
	For the Six Months Ended				For the Period
	December 31, 2010		For the Years Ended June 30,		Ended June 30,
	(Unaudited)		2010	2009	2008
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	—	(a)	— (a)	— (a)	0.03

Distributions from:
Net investment income	—	(a)	— (a)	— (a)	(0.03)
Net realized gain	—	(a)	—	—	—
Total distributions	—	(a)	— (a)	— (a)	(0.03)
Net asset value, end of period	$1.00		$1.00	$1.00	$1.00
Total return	0.01	%(b)	0.03%	0.36%	2.69	%(b)

Ratios/Supplemental Data
Net assets, end of period (in millions)	$71		$125	$91	$145
Ratio of expenses to average net assets:
Net of waiver of fees	0.19	%(c)(d)	0.17%	0.78%	1.02	%(c)(e)
Before waiver of fees	0.98	%(c)	0.99%	1.02%	1.02	%(c)
Ratio of net investment income (loss) to average net assets:
Net of waiver of fees	0.01	%(c)(d)	0.03%	0.39%	2.88	%(c)(e)
Before waiver of fees	(0.78	)%(c)	(0.79)%	0.15%	2.88	%(c)

(a)	Resulted in less than $0.005 per share.

(b)	Not annualized.

(c)	Annualized.

(d)	The Advisor has voluntarily waived (in thousands) $129 and $221 of Investment Advisory and Distribution fees, respectively.

(e)	Ratio reflects no waiver.

See accompanying Notes to Financial Statements.
SCOUT FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout each period.

SCOUT MONEY MARKET FUND – PRIME PORTFOLIO – INVESTOR CLASS
	For the Six Months Ended
	December 31, 2010		For the Years Ended June 30,
	(Unaudited)		2010	2009	2008		2007		2006
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00		$1.00		$1.00

Income from investment operations:
Net investment income	—	(a)	— (a)	0.01	0.04		0.05		0.04

Distributions from:
Net investment income	—	(a)	— (a)	(0.01)	(0.04)		(0.05)		(0.04)
Net asset value, end of period	$1.00		$1.00	$1.00	$1.00		$1.00		$1.00
Total return	0.01	%(b)	0.03%	0.81%	3.58%		4.90%		3.68%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$305		$341	$401	$526		$671		$572
Ratio of expenses to average net assets:
Net of waiver of fees	0.24	%(c)(d)	0.23%	0.50%	0.48	%(e)	0.46	%(e)	0.50	%(e)
Before waiver of fees	0.49	%(c)	0.50%	0.53%	0.48%		0.46%		0.50%
Ratio of net investment income (loss) to average net assets:
Net of waiver of fees	0.01	%(c)(d)	0.02%	0.84%	3.47	%(e)	4.80	%(e)	3.64	%(e)
Before waiver of fees	(0.24	)%(c)	(0.25)%	0.81%	3.47%		4.80%		3.64%

(a)	Resulted in less than $0.005 per share.

(b)	Not annualized.

(c)	Annualized.

(d)	The Advisor has voluntarily waived (in thousands) $401 of Investment Advisory fees.

(e)	Ratio reflects no waiver.

SCOUT MONEY MARKET FUND – PRIME PORTFOLIO – SERVICE CLASS (Class Inception July 18, 2007)
	For the Six Months Ended				For the Period
	December 31, 2010		For the Years Ended June 30,		Ended June 30,
	(Unaudited)		2010	2009	2008
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	—	(a)	— (a)	0.01	0.03

Distributions from:
Net investment income	—	(a)	— (a)	(0.01)	(0.03)
Net asset value, end of period	$1.00		$1.00	$1.00	$1.00
Total return	0.01	%(b)	0.02%	0.54%	2.88	%(b)

Ratios/Supplemental Data
Net assets, end of period (in millions)	$170		$157	$183	$406
Ratio of expenses to average net assets:
Net of waiver of fees	0.24	%(c)(d)	0.23%	0.80%	1.03	%(c)(e)
Before waiver of fees	0.99	%(c)	1.00%	1.03%	1.03	%(c)
Ratio of net investment income (loss) to average net assets:
Net of waiver of fees	0.01	%(c)(d)	0.02%	0.58%	3.10	%(c)(e)
Before waiver of fees	(0.74	)%(c)	(0.75)%	0.35%	3.10	%(c)

(a)	Resulted in less than $0.005 per share.

(b)	Not annualized.

(c)	Annualized.

(d)	The Advisor has voluntarily waived (in thousands) $208 and $421 of Investment Advisory and Distribution fees, respectively.

(e)	Ratio reflects no waiver.

See accompanying Notes to Financial Statements.

DECEMBER 31, 2010

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout each period.

SCOUT TAX-FREE MONEY MARKET FUND – INVESTOR CLASS
	For the Six Months Ended
	December 31, 2010		For the Years Ended June 30,
	(Unaudited)		2010	2009	2008		2007		2006
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00		$1.00		$1.00

Income from investment operations:
Net investment income	—	(a)	— (a)	0.01	0.02		0.03		0.02

Distributions from:
Net investment income	—	(a)	— (a)	(0.01)	(0.02)		(0.03)		(0.02)
Net asset value, end of period	$1.00		$1.00	$1.00	$1.00		$1.00		$1.00
Total return	0.01	%(b)	0.03%	0.70%	2.36%		3.14%		2.37%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$120		$122	$122	$124		$140		$110
Ratio of expenses to average net assets:
Net of waiver of fees	0.24	%(c)(d)	0.29%	0.58%	0.53	%(e)	0.49	%(e)	0.53	%(e)
Before waiver of fees	0.52	%(c)	0.53%	0.58%	0.53%		0.49%		0.53%
Ratio of net investment income (loss) to average net assets:
Net of waiver of fees	0.01	%(c)(d)	0.02%	0.68%	2.29	%(e)	3.10	%(e)	2.33	%(e)
Before waiver of fees	(0.27	)%(c)	(0.22)%	0.68%	2.29%		3.10%		2.33%

(a)	Resulted in less than $0.005 per share.

(b)	Not Annualized.

(c)	Annualized.

(d)	The Advisor has voluntarily waived (in thousands) $181 of Investment Advisory fees.

(e)	Ratio reflects no waiver.

SCOUT TAX-FREE MONEY MARKET FUND – SERVICE CLASS (Class Inception July 18, 2007)
	For the Six Months Ended				For the Period
	December 31, 2010		For the Years Ended June 30,		Ended June 30,
	(Unaudited)		2010	2009	2008
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	—	(a)	— (a)	— (a)	0.02

Distributions from:
Net investment income	—	(a)	— (a)	— (a)	(0.02)
Net asset value, end of period	$1.00		$1.00	$1.00	$1.00
Total return	0.01	%(b)	0.02%	0.44%	1.75	%(b)

Ratios/Supplemental Data
Net assets, end of period (in millions)	$9		$20	$19	$25
Ratio of expenses to average net assets:
Net of waiver of fees	0.24	%(c)(d)	0.29%	0.84%	1.08	%(c)(e)
Before waiver of fees	1.02	%(c)	1.03%	1.08%	1.08	%(c)
Ratio of net investment income (loss) to average net assets:
Net of waiver of fees	0.01	%(c)(d)	0.02%	0.45%	1.87	%(c)(e)
Before waiver of fees	(0.77	)%(c)	(0.72)%	0.21%	1.87	%(c)

(a)	Resulted in less than $0.005 per share.

(b)	Not Annualized.

(c)	Annualized.

(d)	The Advisor has voluntarily waived (in thousands) $17 and $30 of Investment Advisory and Distribution fees, respectively.

(e)	Ratio reflects no waiver.

See accompanying Notes to Financial Statements.
SCOUT FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
December 31, 2010 (Unaudited)

1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Scout Funds, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently consists of the following ten diversified portfolios: Scout Stock Fund (“Stock”), Scout Mid Cap Fund (“Mid Cap”), Scout Small Cap Fund (“Small Cap”), Scout TrendStar Small Cap Fund (“TrendStar Small Cap”), Scout International Fund (“International”), Scout International Discovery Fund (“International Discovery”), Scout Bond Fund (“Bond”), Scout Money Market Fund – Federal Portfolio (“Money Market – Federal Portfolio”), Scout Money Market Fund – Prime Portfolio (“Money Market – Prime Portfolio”) and Scout Tax-Free Money Market Fund (“Tax-Free Money Market”), (individually referred to as a “Fund,” or collectively as the “Funds”). Prior to October 2006, the Scout International Fund was known as the UMB Scout WorldWide Fund. Prior to June 2009, the Trust was known as UMB Scout Funds. On June 30, 2009, the TrendStar Small-Cap Fund series of TrendStar Investment Trust was reorganized into the Scout TrendStar Small Cap Fund, which commenced its operations on July 1, 2009 and is the successor to the TrendStar Small-Cap Fund. For financial statement purposes, the Scout TrendStar Small Cap Fund is considered the accounting survivor of the reorganization and, accordingly, certain financial history of the predecessor fund is included in these financial statements.

The Funds’ investment objectives are as follows:

Fund	Investment Objective
Stock	Long-term growth of capital and income
Mid Cap	Long-term growth of capital
Small Cap	Long-term growth of capital
TrendStar Small Cap	Long-term growth of capital
International	Long-term growth of capital and income
International Discovery	Long-term growth of capital
Bond	Maximum current income consistent with quality and maturity standards
Money Market – Federal Portfolio	Maximum income consistent with safety of principal and liquidity
Money Market – Prime Portfolio	Maximum income consistent with safety of principal and liquidity
Tax-Free Money Market	Highest level of income exempt from federal income tax consistent with quality and maturity standards

These financial statements have not been audited. Management believes that these financial statements include all adjustments (which, unless otherwise noted, include only normal recurring adjustments) necessary for a fair presentation of the financial results for each period shown.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)
Security Valuations — Each security listed on an exchange, except Nasdaq National Market® and Nasdaq SmallCap® securities, is valued at its last sales price on that exchange. Where the security is listed on more than one exchange, a Fund will use the price of that exchange which it generally considers to be the principal exchange on which the security is traded. If there are no sales, the security is valued at the mean between the last current closing bid and asked  prices. Nasdaq National Market® and Nasdaq SmallCap® securities are valued at the Nasdaq Official Closing Price. An unlisted security for which over-the-counter market quotations are readily available is valued at the mean between the last current bid and asked prices. Debt securities (other than short-term instruments maturing within 60 days), including listed issues, are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. Money market holdings are valued at amortized cost, which approximates current market value, according to Rule 2a-7 of the Investment Company Act of 1940. If amortized cost of a fund holding deviates significantly from fair value, the holding will be recorded at fair value.

If the market price of a portfolio security is not readily available, or the valuation methods mentioned above do not reflect the security’s fair value, such security is valued at its fair value in accordance with procedures adopted by the Board of Trustees. In addition, the Funds’ advisor will value a security at fair value when significant events that materially affect the security’s price occur after the last available market price and before the Fund calculates its net asset value (“NAV”). The fair value of securities is determined in good faith by taking into account all appropriate factors relevant to the value of the security. Securities held in the International and International Discovery Funds may be listed on foreign exchanges that do not value their listed securities at the same time that the Fund calculates its NAV. These Funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. On December 31, 2010, certain securities within the International and International Discovery Funds were fair valued by an independent third party in accordance with fair value pricing procedures adopted by the Board of Trustees.

Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income and distributions to shareholders are recorded on ex-dividend dates. Realized gains and losses on investments and unrealized appreciation and depreciation of investments are reported on the identified cost basis, which is also used for income tax purposes.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as described below:

• Level 1 —	quoted prices in active markets for identical securities

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates and evaluated quotations obtained from pricing services); or

• Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. For example, money market holdings are valued using amortized cost under Rule 2a-7 of the Investment Company Act of 1940. Amortized cost approximates the current market value of a holding, but since the value is not obtained from a quoted price in an active market, such holdings are reflected as Level 2.

(Continued on next page)
DECEMBER 31, 2010

NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2010 (Unaudited)

The following is a summary of the inputs used, as of December 31, 2010, in valuing the Funds’ assets:

Stock:
Security Type	Level 1	Level 2		Level 3	Total
Common Stocks1	$115,482,890	$—		$—	$115,482,890
Totals	$115,482,890	$—		$—	$115,482,890

Mid Cap:
Security Type	Level 1	Level 2		Level 3	Total
Common Stocks1	$270,576,740	$—		$—	$270,576,740
Totals	$270,576,740	$—		$—	$270,576,740

Small Cap:
Security Type	Level 1	Level 2		Level 3	Total
Common Stocks1	$354,321,988	$—		$—	$354,321,988
Totals	$354,321,988	$—		$—	$354,321,988

TrendStar Small Cap:
Security Type	Level 1	Level 2		Level 3	Total
Common Stocks1	$12,598,763	$—		$—	$12,598,763
Totals	$12,598,763	$—		$—	$12,598,763

International:
Security Type/Sector	Level 1	Level 2		Level 3	Total
Common Stocks
Consumer Discretionary	$524,698,232	$209,275,930		$—	$733,974,162
Consumer Staples	746,111,682	117,172,169		—	863,283,851
Energy	614,723,581	95,775,938		—	710,499,519
Financials	1,229,497,755	174,435,791		—	1,403,933,546
Health Care	538,848,940	90,920,797		—	629,769,737
Industrials	932,408,180	132,351,422		—	1,064,759,602
Information Technology	731,201,852	—		—	731,201,852
Materials	684,668,756	128,521,229		—	813,189,985
Telecommunication Services	277,066,154	—		—	277,066,154
Utilities	48,904,676	—		—	48,904,676
Totals	$6,328,129,808	$948,453,276	2	$—	$7,276,583,084

International Discovery:
Security Type/Sector	Level 1	Level 2		Level 3	Total
Common Stocks
Consumer Discretionary	$2,911,288	$723,294		$—	$3,634,582
Consumer Staples	1,373,067	1,044,774		—	2,417,841
Energy	1,799,850	—		—	1,799,850
Financials	3,969,718	508,051		—	4,477,769
Health Care	1,428,210	1,152,869		—	2,581,079
Industrials	5,085,526	3,069,555		—	8,155,081
Information Technology	3,137,521	532,940		—	3,670,461
Materials	3,287,472	413,849		—	3,701,321
Telecommunication Services	566,012	—		—	566,012
Utilities	—	168,412		—	168,412
Totals	$23,558,664	$7,613,744	2	$—	$31,172,408

SCOUT FUNDS SEMI-ANNUAL REPORT

Bond:
Security Type	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$6,258,930	$—	$6,258,930
Commercial Mortgage-Backed Securities	—	2,492,345	—	2,492,345
Corporate Debt	—	13,572,463	—	13,572,463
U.S. Government and Agencies	—	97,661,255	—	97,661,255
Totals	$—	$119,984,993	$—	$119,984,993

Money Market — Federal Portfolio:
Security Type	Level 1	Level 2	Level 3	Total
U.S. Government and Agencies	$—	$209,312,330	$—	$209,312,330
Totals	$—	$209,312,330	$—	$209,312,330

Money Market — Prime Portfolio:
Security Type	Level 1	Level 2	Level 3	Total
Commercial Paper	$—	$375,373,892	$—	$375,373,892
Corporate Debt	—	21,744,560	—	21,744,560
Municipal Bonds	—	6,935,000	—	6,935,000
U.S. Government and Agencies	—	70,593,776	—	70,593,776
Totals	$—	$474,647,228	$—	$474,647,228

Tax-Free Money Market:
Security Type	Level 1	Level 2	Level 3	Total
Commercial Paper	$—	$24,639,000	$—	$24,639,000
Municipal Bonds	—	95,890,744	—	95,890,744
Totals	$—	$120,529,744	$—	$120,529,744

1	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by sector classification, please refer to the Schedule of Investments.

2
At December 31, 2010, all common stocks classified as Level 2 within the International and International Discovery Funds were transferred from Level 1 to Level 2 as a result of the funds performing a fair value adjustment on the securities reflected as Level 2. A security’s classification as Level 1 or Level 2 within these funds can move on a daily basis throughout the year depending on whether or not the fund has determined the value of securities principally traded in foreign markets has become stale between the close of the foreign exchanges and the time the funds calculate their NAV. If management determines the price has become stale, a fair value adjustment will be made to the impacted securities and these fair value adjusted securities are considered to be priced using Level 2 inputs.

Derivatives and Hedging requires enhanced disclosure about the Funds’ derivative and hedging activities. The International and International Discovery Funds’ policies permit the Funds to enter into forward foreign currency exchange contracts (“FFCECs”) principally to hedge either specific transactions or portfolio positions in an attempt to minimize currency value fluctuations. The investment policies of the remaining Funds are such that they are not permitted to invest in FFCECs. FFCECs involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days, agreed upon by the parties, from the date of the contract, at a price set at the time of the contract. The FFCECs were bought or sold to protect the Funds, to some degree, from a possible loss resulting from an adverse change in the relationship between foreign currencies and the United States dollar (“US$”). Although such contracts may minimize the risk of loss due to a decline in value of the hedged currency, the contracts may limit any potential gain that may result from currency increases.

The risks to the Funds of entering into FFCECs include currency risks, such as fluctuations in the value of foreign currencies and the performance of foreign currencies relative to the US$; exchange control regulations; and costs incurred in connection with conversions between various currencies (fees may also be incurred when converting foreign investments to US$). As a result, the relative strength of the US$ may be an important factor in the performance of the Funds.

During the six months ended December 31, 2010, the International Fund entered into 31 contracts resulting in a realized loss of (in thousands) $131. The International Discovery Fund entered into 50 contracts resulting in a realized loss of (in thousands) $24. These amounts are included within the “Net realized gain from foreign currency transactions” on the Statement of Operations.

As of December 31, 2010, the International Fund held one open FFCEC and the International Discovery Fund held eight open FFCECs both resulting in immaterial unrealized gains included within “Net increase in unrealized appreciation/ depreciation on investments and translation of assets and liabilities in foreign currencies” on the Statement of Operations.

(b)
Foreign Currency and Risk — Amounts denominated in, or expected to settle in, foreign currencies (“FCs”) are translated into United States dollars (“US$”) at rates provided by an independent pricing service on the following basis:

i.	Assets and liabilities — at the closing rate of exchange as of 4:00 p.m. Eastern Daylight Time on December 31, 2010.

ii.
Purchases and sales of investment securities, income and expenses — at the rate of exchange prevailing on the respective dates of such transactions (or the average rate if significant rate fluctuations have not occurred).

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on foreign currency transactions.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities; sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the US$ equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

(Continued on next page)
DECEMBER 31, 2010

NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2010 (Unaudited)

Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks.

(c)
Federal Income Taxes — The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore no federal income tax provision is required.

Accounting for Uncertainty in Income Taxes establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of December 31, 2010. Also, the Funds have recognized no interest or penalties related to uncertain tax benefits for the six months ended December 31, 2010. At December 31, 2010, the fiscal years 2007 through 2010 remain open to examination in the Funds’ major tax jurisdictions.

As of June 30, 2010, the following funds had net capital loss carryovers:

			TrendStar
(in thousands)	Stock	Small Cap	Small Cap	International
For losses expiring June 30,
2011	$—	$—	$—	$—
2012	—	—	—	—
2013	—	—	—	—
2014	—	—	—	—
2015	—	—	—	—
2016	—	7,205	—	—
2017	5,711	48,224	31,895	114,409
2018	9,743	67,258	3,189	245,410
	$15,454	$122,687	$35,084	$359,819

			Money
			Market-	Tax-Free
	International		Prime	Money
(in thousands)	Discovery	Bond	Portfolio	Market
For losses expiring June 30,
2011	$—	$—	$—	$25
2012	—	—	—	—
2013	—	—	—	—
2014	—	—	41	—
2015	—	—	3	—
2016	—	312	—	—
2017	116	—	—	2
2018	1,199	—	10	—
	$1,315	$312	$54	$27

Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions. During the year ended June 30, 2010, the Mid Cap, Bond, and Money Market-Federal Portfolio Funds utilized (in thousands) $7,229, $1,468 and $2, respectively, of their capital loss carryovers.

As of June 30, 2010, the TrendStar Small Cap, International and International Discovery Funds had (in thousands): $66, $19,937 and $839, respectively, of post-October capital losses, which are deferred until July 1, 2010 for tax purposes. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

As of June 30, 2010, the International Discovery Fund had (in thousands) $7 of post-October currency losses, which are deferred until July 1, 2010 for tax purposes. Net currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

(d)
Distributions to Shareholders — Each Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP. These reclassifications are due to differing treatment for items such as net operating losses.

(e)	Amortization — Discounts and premiums on securities purchased are amortized over the life of the respective securities.

(f)
Use of Estimates — The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

(g)
Guarantees and Indemnifications — In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

(h)
Multiple Share Class – Money Market Funds — The Money Market – Federal Portfolio, Money Market – Prime Portfolio, and Tax-Free Money Market Funds each offer two classes of shares (Investor Class and Service Class). The Service Class shares are subject to a 0.50% Distribution fee. The Investor Class shares have no Distribution fee. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.

For the six months ended December 31, 2010, the Advisor for the Money Market – Federal Portfolio, Money Market – Prime Portfolio, and Tax-Free Money Market Funds Service Class voluntarily waived non-recoverable Distribution fees of (in thousands) $221, $421, and $30, respectively.

2.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

(a)
Investment Advisory Fees — The Trust, on behalf of the Funds, has entered into an Investment Advisory Agreement (the “Agreement”) with Scout Investments, Inc. (the “Advisor”). Each of the Funds were subject to the following fees under the Agreement for the period from July 1, 2010 through December 31, 2010:

Stock — 0.60% of the first $1 billion of average daily net assets and 0.575% of average daily net assets over $1 billion.

Mid Cap — 0.80% of the first $1 billion of average daily net assets and 0.70% of average daily net assets over $1 billion.

Small Cap — 0.75% of the first $1 billion of average daily net assets and 0.65% of average daily net assets over $1 billion.

TrendStar Small Cap — 0.75% of average daily net assets.

International — 0.80% of the first $1 billion of average daily net assets and 0.70% of average daily net assets over $1 billion.

International Discovery — 0.95% of the first $1 billion of average daily net assets and 0.85% of average daily net assets over $1 billion.

Bond — 0.40% of average daily net assets.

SCOUT FUNDS SEMI-ANNUAL REPORT

Money Market – Federal Portfolio and Tax-Free Money Market — 0.30% of average daily net assets.

Money Market – Prime Portfolio — 0.34% of average daily net assets.

Under an agreement with the Trust (the “Expense Limitation Agreement”), on behalf of the Stock, Mid Cap, TrendStar Small Cap, International Discovery, and Bond Funds, the Advisor has agreed to waive advisory fees and, if necessary, to assume certain other expenses in order to limit the total annual operating expenses (excluding any taxes, interest, brokerage fees and non-routine expenses) of the Stock, Mid Cap, TrendStar Small Cap, International Discovery, and Bond Funds to no more than 0.90%, 1.40%, 1.30%, 1.60% and 0.57% of each Fund’s average daily net assets (the “Expense Limit”), respectively, through October 31, 2011. Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent total annual operating expenses (excluding any taxes, interest, brokerage fees and non-routine expenses) for a fiscal year do not exceed the Expense Limit that was in place at the time the fees were waived or expenses were assumed. The Advisor shall only be entitled to recoup amounts for a period of three years from the date such amount was waived or reimbursed.

For the six months ended December 31, 2010, the Advisor for the Money Market – Federal Portfolio, Money Market – Prime Portfolio, and Tax-Free Money Market Funds voluntarily waived non-recoverable Investment Advisory fees of (in thousands) $334, $609, and $198, respectively.

(b)
Administration and Fund Accounting Fees — The Trust, on behalf of the Funds, has entered into an Administration and Fund Accounting Agreement (the “Agreement”) with UMB Fund Services, Inc. (“UMBFS”), an affiliate of the Advisor. Each of the Funds were subject to the following fees under the Agreement for the period from July 1, 2010 through December 31, 2010:

Stock, Mid Cap, Small Cap and TrendStar Small Cap — 0.100% of the first $250 million of average daily net assets, 0.075% of the next $250 million of average daily net assets, 0.050% of the next $250 million of average daily net assets and 0.030% of daily net assets over $750 million.

Money Market – Federal Portfolio, Money Market – Prime Portfolio and Tax-Free Money Market — 0.090% of the first $250 million of average daily net assets, 0.0675% of the next $250 million of average daily net assets, 0.045% of the next $250 million of average daily net assets and 0.027% of daily net assets over $750 million.

Bond — 0.090% of the first $250 million of average daily net assets, 0.075% of the next $250 million of average daily net assets, 0.050% of the next $250 million of average daily net assets and 0.030% of daily net assets over $750 million.

International and International Discovery — 0.120% of the first $250 million of average daily net assets, 0.095% of the next $250 million of average daily net assets, 0.070% of the next $250 million of average daily net assets and 0.050% of daily net assets over $750 million.

(c)
Redemption Fees — Shareholders of the Mid Cap, Small Cap, TrendStar Small Cap, International and International Discovery Funds will be charged a 2% Redemption fee for shares redeemed or exchanged within two months of purchase. The fee is imposed to offset transaction costs and other expenses associated with short-term investing. The fee may be waived in certain circumstances at the discretion of the Advisor. Redemption fees are recorded by the Funds as a reduction of shares redeemed and as a credit to capital. For the six months ended December 31, 2010, the Mid Cap, Small Cap, TrendStar Small Cap, International, and International Discovery Funds received (in thousands) $14, $12, $0, $94, and $1, respectively, in Redemption fees.

(d)	Sales Charges — The Funds are not subject to Sales Charges (Loads).

(e)	Shareholder Servicing Fees — UMBFS also serves as the Funds’ transfer agent. UMBFS is paid a fee for these services based on the number of shareholder accounts and activity levels.

(f)
Custodian Fees — UMB Bank, n.a. (the “Bank”), an affiliate of the Advisor, serves as the Funds’ custodian. The Bank receives a fee for its services based on the value of securities held in the Funds and the number of transactions.

(g)	General — Certain of the Trustees and Officers of the Trust are Trustees and Officers of one or more of the above affiliates.

3.	INVESTMENT TRANSACTIONS

The aggregate amounts of security transactions during the six months ended December 31, 2010, excluding short-term investments, were as follows:

	Other than
	U.S. Government	U.S. Government
Fund (in thousands)	Securities	Securities
Stock:
Purchases	$39,265	$—
Sales	41,389	—
Mid Cap:
Purchases	283,708	—
Sales	217,795	—
Small Cap:
Purchases	93,109	—
Sales	189,093	—
TrendStar Small Cap:
Purchases	1,112	—
Sales	4,702	—
International:
Purchases	1,030,844	—
Sales	377,717	—
International Discovery:
Purchases	8,963	—
Sales	6,667	—
Bond:
Purchases	31,014	94,953
Sale/Maturity proceeds	54,121	74,987

The aggregate amounts of security transactions during the six months ended December 31, 2010 were as follows:

	Other than
	U.S. Government	U.S. Government
Fund (in thousands)	Securities	Securities
Money Market – Federal Portfolio:
Purchases	$—	$4,029,418
Sale/Maturity proceeds	—	4,072,162
Money Market – Prime Portfolio:
Purchases	5,478,271	501,619
Sale/Maturity proceeds	5,459,405	542,855
Tax-Free Money Market:
Purchases	257,081	—
Sale/Maturity proceeds	277,662	—

(Continued on next page)
DECEMBER 31, 2010

NOTES TO FINANCIAL STATEMENTS
December 31, 2010 (Unaudited)

4.	FEDERAL TAX INFORMATION

At December 31, 2010, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

				TrendStar
(in thousands)	Stock	Mid Cap	Small Cap	Small Cap	International
Unrealized appreciation	$21,917	$44,311	$75,206	$3,343	$1,807,500
Unrealized depreciation	(344)	(1,025)	(2,153)	(272)	(165,240)
Net unrealized appreciation (depreciation)	$21,573	$43,286	$73,053	$3,071	$1,642,260
Cost of securities on a tax basis	$93,910	$227,291	$281,269	$9,528	$5,634,323

	International		Money Market –	Money Market –	Tax-Free
(in thousands)	Discovery	Bond	Federal Portfolio	Prime Portfolio	Money Market
Unrealized appreciation	$6,407	$1,543	$—	$—	$—
Unrealized depreciation	(749)	(356)	—	—	—
Net unrealized appreciation (depreciation)	$5,658	$1,187	$—	$—	$—
Cost of securities on a tax basis	$25,514	$118,798	$209,312	$474,647	$120,530

The tax character of distributions paid during the years ended June 30, 2010 and 2009 were as follows:

	Stock		Mid Cap		Small Cap		TrendStar Small Cap			International
	Year	Year	Year	Year	Year	Year	Year	Period	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	September 30,	June 30,	June 30,
(in thousands)	2010	2009	2010	2009	2010	2009	2010	2009*	2008	2010	2009
Distributions paid from:
Ordinary Income	$1,011	$1,169	$425	$112	$—	$—	$—	$—	$—	$65,556	$47,489
Net long-term capital gains	—	1,354	—	—	—	—	—	—	22,547	—	116,491
Total taxable distributions	1,011	2,523	425	112	—	—	—	—	22,547	65,556	163,980
Exempt interest	—	—	—	—	—	—	—	—	—	—	—
Tax return of capital	—	—	—	—	—	—	—	—	58	—	—
Total distributions paid	$1,011	$2,523	$425	$112	$—	$—	$—	$—	$22,605	$65,556	$163,980

	International				Money Market –		Money Market –		Tax-Free
	Discovery		Bond		Federal Portfolio		Prime Portfolio		Money Market
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,
(in thousands)	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009
Distributions paid from:
Ordinary Income	$88	$246	$3,290	$3,268	$70	$1,598	$144	$5,527	$—	$—
Net long-term capital gains	—	—	—	—	—	—	—	—	—	—
Total taxable distributions	88	246	3,290	3,268	70	1,598	144	5,527	—	—
Exempt interest	—	—	—	—	—	—	—	—	40	1,145
Tax return of capital	—	—	—	—	—	—	—	—	—	—
Total distributions paid	$88	$246	$3,290	$3,268	$70	$1,598	$144	$5,527	$40	$1,145

*The information presented is for the period October 1, 2008 through June 30, 2009.
SCOUT FUNDS SEMI-ANNUAL REPORT

As of June 30, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

				TrendStar
(in thousands)	Stock	Mid Cap	Small Cap	Small Cap	International
Undistributed ordinary income	$13	$82	$—	$—	$18,552
Undistributed long-term capital gains	—	6,971	—	—	—
Tax accumulated earnings	13	7,053	—	—	18,552
Accumulated capital and other losses	(15,453)	—	(122,687)	(35,151)	(379,755)
Unrealized appreciation (depreciation) on investments	2,869	(6,469)	(3,083)	343	295,036
Unrealized depreciation on foreign currency	—	—	—	—	(377)
Total accumulated earnings (deficit)	$(12,571)	$584	$(125,770)	$(34,808)	$(66,544)

	International		Money Market –	Money Market –	Tax-Free
(in thousands)	Discovery	Bond	Federal Portfolio	Prime Portfolio	Money Market
Undistributed ordinary income	$18	$1	$3	$—	$—
Undistributed long-term capital gains	—	—	—	—	—
Tax accumulated earnings	18	1	3	—	—
Accumulated capital and other losses	(2,161)	(312)	—	(54)	(27)
Unrealized appreciation (depreciation) on investments	(240)	4,361	—	—	—
Unrealized depreciation on foreign currency	(1)	—	—	—	—
Total accumulated earnings (deficit)	$(2,384)	$4,050	$3	$(54)	$(27)

5.	SUBSEQUENT EVENTS

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities.

On November 18, 2010, the Board of Trustees approved a Plan of Liquidation and Dissolution to cease operations of the Money Market – Federal Portfolio, Money Market – Prime Portfolio and Tax-Free Money Market Funds (the “Money Market Funds”) and liquidate the Money Market Funds. The liquidation was completed on February 28, 2011.

In addition, on January 25, 2011, the Board of Trustees, on behalf of the newly created Scout Core Plus Bond Fund and the existing Scout Bond Fund (to be renamed Scout Core Bond Fund) (the “Acquiring Funds”), approved an Agreement and Plan of Reorganization (the “Plan”) pursuant to which the Frontegra Columbus Core Plus Fund and Frontegra Columbus Core Fund (the “Acquired Funds”) would be reorganized with and into, respectively, the Scout Core Plus Bond Fund and Scout Core Bond Fund (the “Reorganization”). The Acquiring Funds will have the same investment objectives and substantially similar policies, strategies and restrictions as the Acquired Funds.

The Plan requires the approval of the shareholders of each Acquired Fund. Assuming shareholders of each Acquired Fund approve the Plan, the Reorganization is expected to close in April 2011.

(Continued on next page)
DECEMBER 31, 2010

EXPENSE EXAMPLE
December 31, 2010 (Unaudited)

As a shareholder of the Scout Funds, you incur ongoing costs, including management fees and other Fund expenses. If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee. In addition, shareholders of the Mid Cap, Small Cap, TrendStar Small Cap, International and International Discovery Funds will be charged a 2.00% redemption fee for shares redeemed or exchanged within two months of purchase. The following Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses

The first line of the following table under each Fund’s name entitled “Actual” provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the following table under each Fund’s name entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in a Fund through a financial intermediary or the redemption fee charged in certain circumstances for the Mid Cap, Small Cap, TrendStar Small Cap, International and International Discovery Funds. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/10-
Fund	7/1/10	12/31/10	Ratio	12/31/10*
Stock:
Actual	$1,000.00	$1,211.30	0.9000%	$5.02
Hypothetical	1,000.00	1,020.46	0.9000	4.58

Mid Cap:
Actual	1,000.00	1,345.70	1.0371	6.13
Hypothetical	1,000.00	1,019.77	1.0371	5.28

Small Cap:
Actual	1,000.00	1,278.60	1.0727	6.16
Hypothetical	1,000.00	1,019.59	1.0727	5.46

TrendStar Small Cap:
Actual	1,000.00	1,272.10	1.3000	7.45
Hypothetical	1,000.00	1,018.45	1.3000	6.61

International:
Actual	1,000.00	1,261.50	0.9338	5.32
Hypothetical	1,000.00	1,020.29	0.9338	4.76

International Discovery:
Actual	1,000.00	1,254.00	1.5997	9.09
Hypothetical	1,000.00	1,016.94	1.5997	8.13

Bond:
Actual	1,000.00	1,011.00	0.5700	2.89
Hypothetical	1,000.00	1,022.13	0.5700	2.91

Money Market – Federal Portfolio
Investor Class:
Actual	1,000.00	1,000.10	0.1919	0.97
Hypothetical.	1,000.00	1,024.03	0.1919	0.98

Money Market – Federal Portfolio
Service Class:
Actual	1,000.00	1,000.10	0.1916	0.97
Hypothetical	1,000.00	1,024.03	0.1916	0.98

Money Market – Prime Portfolio
Investor Class:
Actual	1,000.00	1,000.10	0.2397	1.21
Hypothetical	1,000.00	1,023.79	0.2397	1.22

Money Market – Prime Portfolio
Service Class:
Actual	1,000.00	1,000.10	0.2373	1.20
Hypothetical	1,000.00	1,023.80	0.2373	1.21

Tax-Free Money Market
Investor Class:
Actual	1,000.00	1,000.10	0.2383	1.20
Hypothetical	1,000.00	1,023.80	0.2383	1.22

Tax-Free Money Market
Service Class:
Actual	1,000.00	1,000.10	0.2381	1.20
Hypothetical	1,000.00	1,023.80	0.2381	1.21

*
Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year 184/365 (to reflect the half-year period).

SCOUT FUNDS SEMI-ANNUAL REPORT

PROXY VOTING POLICIES AND PROCEDURES

For a description of the polices and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call 800-996-2862 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the U.S. Securities and Exchange Commission at www.sec.gov as well as the Funds’ website at www.scoutfunds.com. Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010 is available without charge, upon request, by calling 800-996-2862 or by accessing the website of the U.S. Securities and Exchange Commission.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds file complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the website of the U.S. Securities and Exchange Commission at www.sec.gov, and may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report has been prepared for the information of the Shareholders of the Scout Stock Fund, the Scout Mid Cap Fund, the Scout Small Cap Fund, the Scout TrendStar Small Cap Fund, the Scout International Fund, the Scout International Discovery Fund, the Scout Bond Fund, the Scout Money Market Fund – Federal Portfolio, the Scout Money Market Fund – Prime Portfolio and the Scout Tax-Free Money Market Fund, and is not to be construed as an offering of the shares of the Funds.

Not authorized for distribution unless accompanied or preceded by a current Scout Funds Prospectus.

The Scout Funds are distributed by UMB Distribution Services, LLC, an affiliate of UMB Financial Corporation, and managed by Scout Investments, Inc., a subsidiary of UMB Financial Corporation.

SCOUT FUNDS
Stock Fund
Mid Cap Fund
Small Cap Fund
TrendStar Small Cap Fund
International Fund
International Discovery Fund
Bond Fund
Money Market Fund – Federal Portfolio
Money Market Fund – Prime Portfolio
Tax-Free Money Market Fund

INVESTMENT ADVISOR
Scout Investments, Inc.
Kansas City, Missouri

AUDITORS
Deloitte & Touche LLP
Milwaukee, Wisconsin

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP
Philadelphia, Pennsylvania

CUSTODIAN
UMB Bank, n.a.
Kansas City, Missouri	P.O. Box 1241
Milwaukee, WI 53201-1241
DISTRIBUTOR	Toll Free 800-996-2862
UMB Distribution Services, LLC	scoutfunds.com
Milwaukee, Wisconsin
“Scout” and the Scout design
TRANSFER AGENT	are registered service marks
UMB Fund Services, Inc.	of UMB Financial Corporation.
Milwaukee, Wisconsin
UMB 000045 (0211)

SEMI-ANNUAL REPORT
December 31, 2010 (Unaudited)

Money Market Fund – Federal Portfolio
(UMFXX) – Investor Class Shares

Money Market Fund – Prime Portfolio
(UMPXX) – Investor Class Shares

Tax-Free Money Market Fund
(UMTXX) – Investor Class Shares

Table of Contents

Money Market Fund – Federal Portfolio	1

Money Market Fund – Prime Portfolio	1

Tax-Free Money Market Fund	5

Statements of Assets and Liabilities	8

Statements of Operations	9

Statements of Changes in Net Assets	10

Financial Highlights	11

Notes to Financial Statements	14

Expense Example	17

Shares of the Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution; nor are they insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. These shares involve investment risks, including the possible loss of the principal invested.

SCOUT FUNDS SEMI-ANNUAL REPORT

Money Market Fund – Federal Portfolio
Money Market Fund – Prime Portfolio

OBJECTIVE & STRATEGY (Unaudited)

The Scout Money Market Fund – Federal Portfolio and Scout Money Market Fund – Prime Portfolio each seek maximum income consistent with safety of principal and liquidity by investing in high-quality, short-term debt obligations.

COMPARATIVE RATES OF RETURN (Unaudited)
as of December 31, 2010
	7-Day	Effective
	Yield	Yield	1 Year	3 Years	5 Years	10 Years
Scout Money Market Fund — Federal Portfolio1	0.01%2	0.01%2	0.01%	0.60%	2.16%	1.97%
Citigroup 3-month Treasury Bill Index3			0.13%	0.69%	2.30%	2.26%
Lipper Money Market Funds Index3			0.03%	0.89%	2.37%	2.10%

Scout Money Market Fund — Prime Portfolio1	0.01%2	0.01%2	0.01%	0.70%	2.26%	2.03%
Citigroup 3-month Treasury Bill Index3			0.13%	0.69%	2.30%	2.26%
Lipper Money Market Funds Index3			0.03%	0.89%	2.37%	2.10%

FUND DIVERSIFICATION* (Unaudited)
Scout Money Market Fund – Federal Portfolio (UMFXX)

Based on total net assets as of December 31, 2010. Subject to change.

Scout Money Market Fund – Prime Portfolio (UMPXX)

Based on total net assets as of December 31, 2010. Subject to change.

1
 Represents investor class shares performance. For information about other share classes available, please consult the Prospectus. Performance of fund classes will differ. Please see the Prospectus for details.

2	Scout Investment Advisors, Inc. has voluntarily waived Investment Advisory and/or Distribution fees, without which net expenses would have been higher and yields would have been lower.

3
Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. The Lipper Money Market Funds Index is an unmanaged index consisting of the 30 largest money market mutual funds.

*
Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862.

An investment in the Fund is not a deposit in UMB Bank, n.a. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

DECEMBER 31, 2010

1

SCHEDULE OF INVESTMENTS
December 31, 2010 (Unaudited)

MONEY MARKET FUND – FEDERAL PORTFOLIO
	Principal
	Amount	Value

U.S. GOVERNMENT AND AGENCIES — 100.0%
FEDERAL AGRICULTURAL MORTGAGE
CORPORATION — 37.5%
0.010%, 01/03/11	$34,414,000	$34,413,981
0.099%, 01/07/11	8,400,000	8,399,863
0.160%, 01/12/11	6,500,000	6,499,687
0.101%, 01/13/11	5,000,000	4,999,833
0.110%, 01/18/11	24,250,000	24,248,760
		78,562,124
FEDERAL FARM CREDIT BANK — 13.3%
0.616%, 01/04/111	5,000,000	5,000,152
0.061%, 01/26/11	5,000,000	4,999,792
0.301%, 01/28/111	5,000,000	5,000,422
0.684%, 02/09/111	5,000,000	5,002,627
0.230%, 02/14/111	1,800,000	1,800,134
0.751%, 03/24/111	6,000,000	6,007,837
		27,810,964
FEDERAL HOME LOAN BANK — 14.9%
0.051%, 01/03/11	5,000,000	4,999,986
0.400%, 01/04/11	2,885,000	2,885,000
0.093%, 01/07/11	6,000,000	5,999,909
0.051%, 01/11/11	1,500,000	1,499,979
0.051%, 01/12/11	250,000	249,996
0.117%, 01/14/11	1,030,000	1,029,957
0.128%, 01/21/11	6,523,000	6,522,544
0.051%, 01/24/11	4,000,000	3,999,872
0.041%, 01/28/11	1,000,000	999,970
0.310%, 07/22/111	3,000,000	3,000,000
		31,187,213
FEDERAL HOME LOAN MORTGAGE
CORPORATION — 17.7%
0.102%, 01/03/11	500,000	499,997
0.056%, 01/10/11	4,000,000	3,999,945
0.086%, 01/11/11	5,000,000	4,999,882
0.269%, 01/14/111	5,000,000	5,000,113
0.134%, 01/18/11	8,675,000	8,674,459
0.031%, 01/25/11	3,724,000	3,723,925
0.337%, 01/28/111	1,200,000	1,200,105
4.125%, 02/24/112	1,000,000	1,005,365
0.372%, 03/09/111	5,000,000	5,001,625
0.350%, 04/01/111	3,000,000	3,001,905
		37,107,321
FEDERAL NATIONAL MORTGAGE
ASSOCIATION — 11.8%
0.030%, 01/04/11	1,500,000	1,499,996
0.162%, 01/05/11	5,000,000	4,999,911
0.120%, 01/12/11	8,915,000	8,914,678
0.095%, 01/18/11	8,000,000	7,999,646
0.030%, 01/19/11	1,031,000	1,030,985
0.091%, 01/24/11	200,000	199,988
		24,645,204
U.S. TREASURY SECURITY — 4.8%
0.151%, 01/13/11	10,000,000	9,999,504

TOTAL U.S. GOVERNMENT AND AGENCIES
(Cost $209,312,330) — 100.0%		209,312,330

TOTAL INVESTMENTS
(Cost $209,312,330) — 100.0%		209,312,330

Other assets less liabilities — 0.0%		24,470

TOTAL NET ASSETS — 100.0%
(equivalent to $1.00 per share;
unlimited shares of $0.01 par value
capital shares authorized;
209,370,512 shares outstanding)		$209,336,800

1	Variable Rate Security (presented at the current rate as of December 31, 2010).

2	Callable.

Valuation  of  securities  is  on  the  basis  of  amortized  cost,  which  approximates  market  value.

See  accompanying  Notes  to  Financial  Statements.
SCOUT FUNDS SEMI-ANNUAL REPORT

2

SCHEDULE OF INVESTMENTS
December 31, 2010 (Unaudited)

MONEY MARKET FUND – PRIME PORTFOLIO
	Principal
	Amount	Value

COMMERCIAL PAPER — 79.1%
Abbott Laboratories
0.162%, 01/18/111	$7,250,000	$7,249,452
Alaska Housing Finance Corp.
0.284%, 01/14/11	2,600,000	2,599,737
0.274%, 01/18/11	8,000,000	7,998,980
0.274%, 01/20/11	4,000,000	3,999,430
Archer-Daniels-Midland Co.
0.213%, 01/03/111	7,250,000	7,249,915
0.213%, 01/04/111	7,000,000	6,999,878
Bank of America Corp.
0.193%, 01/07/11	7,500,000	7,499,763
0.223%, 01/14/11	7,250,000	7,249,424
Bank of Montreal
0.213%, 01/04/11	14,500,000	14,499,746
Bank of Nova Scotia
0.223%, 01/13/11	7,500,000	7,499,450
0.193%, 01/18/11	7,250,000	7,249,350
Basin Electric Power Cooperative, Inc.
0.233%, 01/19/111	1,000,000	999,885
0.233%, 01/21/111	8,600,000	8,598,901
BNP Paribas Finance, Inc.
0.223%, 01/03/11	7,250,000	7,249,911
0.264%, 01/18/11	7,250,000	7,249,110
Board of Trustees of The Leland Stanford
Junior University
0.203%, 01/21/11	7,000,000	6,999,222
Brown University
0.233%, 01/20/11	4,000,000	3,999,514
Brown-Forman Corp.
0.183%, 01/06/111	10,000,000	9,999,750
0.203%, 01/14/111	5,060,000	5,059,635
Campbell Soup Co.
0.122%, 01/05/111	7,250,000	7,249,903
Cargill, Inc.
0.213%, 01/06/111	7,125,000	7,124,792
0.233%, 01/07/111	7,125,000	7,124,727
Coca-Cola Co.
0.122%, 01/21/111	7,000,000	6,999,533
0.152%, 01/28/111	7,000,000	6,999,213
County of St. Joseph
0.233%, 01/07/11	14,000,000	13,999,463
Emerson Electric Co.
0.183%, 01/07/111	7,250,000	7,249,783
0.172%, 01/10/111	3,875,000	3,874,835
Franklin Resources, Inc
0.183%, 01/12/111	7,250,000	7,249,601
General RE Corp.
0.203%, 01/06/11	7,000,000	6,999,806
Hewlett-Packard Co.
0.162%, 01/06/111	7,000,000	6,999,845
0.152%, 01/07/111	7,500,000	7,499,813
International Business Machines Corp.
0.152%, 01/11/111	7,250,000	7,249,698
0.152%, 01/14/111	7,250,000	7,249,607
JPMorgan Chase & Co.
0.010%, 01/03/11	10,478,000	10,477,994
Kreditanstalt fuer Wiederaufbau
0.177%, 01/14/111	9,966,000	9,965,372
0.162%, 01/28/111	5,000,000	4,999,400
Nebraska Public Power District
0.233%, 01/18/11	8,505,000	8,504,076
Novartis Finance Corp.
0.172%, 01/03/111	10,000,000	9,999,906
0.193%, 01/10/111	4,500,000	4,499,786
0.193%, 02/09/111	60,000	59,988
Pepsico, Inc.
0.162%, 01/20/111	7,250,000	7,249,388
Praxair, Inc.
0.172%, 01/04/11	7,250,000	7,249,897
Roche Holdings, Inc.
0.162%, 01/05/111	7,250,000	7,249,871
0.162%, 01/06/111	7,250,000	7,249,839
Royal Bank of Canada
0.193%, 01/04/11	7,250,000	7,249,885
0.193%, 01/06/11	6,500,000	6,499,829
Sigma-Aldrich Corp.
0.162%, 01/03/111	2,800,000	2,799,975
0.162%, 01/07/111	4,450,000	4,449,881
0.193%, 01/27/111	7,250,000	7,249,005
W.W. Grainger, Inc.
0.193%, 01/12/11	7,250,000	7,249,579
0.183%, 01/13/11	7,250,000	7,249,565
Walt Disney Co.
0.162%, 01/24/111	7,000,000	6,999,284
Wells Fargo & Co.
0.051%, 01/03/11	7,000,000	6,999,981
Yale University
0.223%, 01/04/11	5,000,000	4,999,908
0.203%, 01/18/11	2,000,000	1,999,811

TOTAL COMMERCIAL PAPER
(Cost $375,373,892) — 79.1%		375,373,892

CORPORATE BONDS — 4.6%
Berkshire Hathaway Finance Corp.
0.589%, 01/11/112	7,500,000	7,500,767
John Deere Capital Corp.
0.989%, 01/18/112	6,740,000	6,741,986
Wells Fargo & Co.
0.738%, 01/24/112	7,500,000	7,501,807

TOTAL CORPORATE BONDS
(Cost $21,744,560) — 4.6%		21,744,560

(Continued  on  next  page)
DECEMBER 31, 2010

3

SCHEDULE OF INVESTMENTS
December 31, 2010 (Unaudited)

MONEY MARKET FUND – PRIME PORTFOLIO (Continued)
	Principal
	Amount	Value

MUNICIPAL BOND — 1.4%
Iowa Finance Authority
0.250%, 01/07/112, 3	$6,935,000	$6,935,000

TOTAL MUNICIPAL BONDS
(Cost $6,935,000) — 1.4%		6,935,000

U.S. GOVERNMENT AND AGENCIES — 14.9%
FEDERAL FARM CREDIT BANK — 2.1%
0.301%, 01/28/112	5,000,000	5,000,422
0.350%, 02/01/11	5,000,000	4,999,938
		10,000,360
FEDERAL HOME LOAN BANK — 2.7%
0.400%, 01/04/11	5,765,000	5,765,000
0.310%, 07/22/112	7,000,000	7,000,000
		12,765,000
FEDERAL HOME LOAN MORTGAGE
CORPORATION — 3.8%
0.269%, 01/14/112	5,000,000	5,000,115
0.372%, 03/09/112	5,832,000	5,833,926
0.350%, 04/01/112	7,000,000	7,004,575
		17,838,616
U.S. TREASURY SECURITY — 6.3%
0.183%, 03/10/11	30,000,000	29,989,800

TOTAL U.S. GOVERNMENT AND AGENCIES
(Cost $70,593,776) — 14.9%		70,593,776

TOTAL INVESTMENTS
(Cost $474,647,228) — 100.0%		474,647,228

Liabilities less other assets — 0.0%		(21,648)

TOTAL NET ASSETS — 100.0%
(equivalent to $1.00 per share;
unlimited shares of $0.01 par value
capital shares authorized;
474,708,353 shares outstanding)		$474,625,580

1	144A Restricted Security.

2	Variable Rate Security (presented at the current rate as of December 31, 2010).

3	Callable.

Valuation  of  securities  is  on  the  basis  of  amortized  cost,  which  approximates  market  value.

See  accompanying  Notes  to  Financial  Statements.
SCOUT FUNDS SEMI-ANNUAL REPORT

4

Tax-Free Money Market Fund

OBJECTIVE & STRATEGY (Unaudited)

The Scout Tax-Free Money Market Fund seeks the highest level of income exempt from federal income tax consistent with quality and maturity standards.

COMPARATIVE RATES OF RETURN (Unaudited)
as of December 31, 2010
	7-Day	Effective
	Yield	Yield	1 Year	3 Years	5 Years	10 Years
Scout Tax-Free Money Market Fund1	0.01%2	0.01%2	0.01%	0.51%	1.50%	1.35%
Lipper Tax-Exempt Money Market Funds Index3			0.03%	0.66%	1.60%	1.45%

FUND DIVERSIFICATION* (Unaudited)
Scout Tax-Free Money Market Fund (UMTXX)

Based on total net assets as of December 31, 2010. Subject to change.

1
Represents investor class shares performance. For information about other share classes available, please consult the Prospectus. Performance of fund classes will differ. Please see the Prospectus for details.

2	Scout Investment Advisors, Inc. has voluntarily waived Investment Advisory and/or Distribution fees, without which net expenses would have been higher and yields would have been lower.

3
Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The Lipper Tax-Exempt Money Market Funds Index is an unmanaged index consisting of the 30 largest tax exempt money market mutual funds.

*
Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862.

An investment in the Fund is not a deposit in UMB Bank, n.a. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corp. or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Income from the Scout Tax-Free Money Market Fund may be subject to federal Alternative Minimum Tax as well as state and local taxes.

DECEMBER 31, 2010

5

SCHEDULE OF INVESTMENTS
December 31, 2010 (Unaudited)

TAX-FREE MONEY MARKET FUND
	Principal
	Amount	Value

COLORADO — 8.6%
Colorado Housing & Finance Authority
0.300%, 01/07/111, 2	$2,700,000	$2,700,000
0.300%, 01/07/111, 2	800,000	800,000
0.330%, 01/07/111, 2	900,000	900,000
0.350%, 01/07/111, 2	3,180,000	3,180,000
Lower Colorado River Authority
0.320%, 01/03/11	3,500,000	3,500,000
		11,080,000
CONNECTICUT — 2.6%
Connecticut Housing Finance Authority
0.280%, 01/03/111, 2	3,400,000	3,400,000

DISTRICT OF COLUMBIA — 2.3%
District of Columbia
0.280%, 01/07/111, 2	2,000,000	2,000,000
0.300%, 01/07/111, 2	1,000,000	1,000,000
		3,000,000
FLORIDA — 7.4%
City of Jacksonville
0.330%, 01/07/111, 2	3,300,000	3,300,000
JEA Florida Electric System Revenue Bond
0.310%, 01/07/111, 2	4,000,000	4,000,000
0.310%, 01/07/111, 2	2,300,000	2,300,000
		9,600,000
ILLINOIS — 0.7%
Village of Schaumburg
0.350%, 01/07/111, 2	900,000	900,000

KANSAS — 1.5%
Kansas State Department of Transportation
0.290%, 01/07/111, 2	1,900,000	1,900,000

MARYLAND — 2.0%
Maryland Health & Higher Education
Facilities Authority
0.250%, 01/06/11	2,639,000	2,639,000

MASSACHUSETTS — 5.1%
Commonwealth of Massachusetts
0.340%, 01/03/111, 2	500,000	500,000
Massachusetts Water Resources Authority
0.330%, 01/03/111, 2	1,650,000	1,650,000
0.280%, 01/07/111, 2	3,500,000	3,500,000
0.320%, 01/07/111, 2	1,000,000	1,000,000
		6,650,000
MINNESOTA — 4.0%
County of Hennepin
0.300%, 01/07/111, 2	5,130,000	5,130,000

MISSISSIPPI — 1.9%
County of Jackson
0.270%, 01/03/111, 2	2,500,000	2,500,000

MISSOURI — 10.6%
Kansas City Industrial Development Authority
0.330%, 01/03/111, 2	2,600,000	2,600,000
Missouri Development Finance Board
0.280%, 01/03/111, 2	5,000,000	5,000,000
Missouri Highway & Transportation Commission
3.830%, 01/07/111, 2	1,805,000	1,805,000
Missouri State Health & Educational
Facilities Authority
0.280%, 01/03/111, 2	600,000	600,000
0.330%, 01/03/111, 2	1,700,000	1,700,000
0.330%, 01/03/111, 2	900,000	900,000
0.350%, 01/03/111, 2	1,100,000	1,100,000
		13,705,000
NEBRASKA — 3.9%
Lincoln Nebraska Electric System Revenue
0.270%, 01/20/11	1,500,000	1,500,000
Omaha Public Power District
0.260%, 01/04/11	3,500,000	3,500,000
		5,000,000
NEW HAMPSHIRE — 2.9%
New Hampshire Health & Education
Facilities Authority
0.330%, 01/03/111, 2	1,500,000	1,500,000
0.330%, 01/03/111, 2	2,265,000	2,265,000
		3,765,000
NEW YORK — 5.3%
City of New York
0.250%, 01/03/111, 2	1,000,000	1,000,000
0.280%, 01/03/111, 2	900,000	900,000
0.290%, 01/07/111, 2	2,400,000	2,400,000
0.300%, 01/07/111, 2	1,725,000	1,725,000
New York City Municipal Water Finance Authority
0.260%, 01/03/111, 2	850,000	850,000
		6,875,000

SCOUT FUNDS SEMI-ANNUAL REPORT

6

SCHEDULE OF INVESTMENTS
December 31, 2010 (Unaudited)

TAX-FREE MONEY MARKET FUND (Continued)
	Principal
	Amount	Value

NORTH CAROLINA — 12.8%
City of Charlotte
0.330%, 01/07/111, 2	$800,000	$800,000
County of Buncombe
0.430%, 01/07/111, 2	1,700,000	1,700,000
0.430%, 01/07/111, 2	1,175,000	1,175,000
0.430%, 01/07/111, 2	1,000,000	1,000,000
0.430%, 01/07/111, 2	1,385,000	1,385,000
0.430%, 01/07/111, 2	820,000	820,000
County of New Hanover
0.330%, 01/07/111, 2	1,000,000	1,000,000
County of Wake
0.390%, 01/07/111, 2	3,440,000	3,440,000
0.390%, 01/07/111, 2	900,000	900,000
State of North Carolina
0.300%, 01/07/111, 2	500,000	500,000
0.330%, 01/07/111, 2	3,810,000	3,810,000
		16,530,000
RHODE ISLAND — 1.3%
Rhode Island Health & Educational Building Corp.
0.320%, 01/07/111, 2	1,720,000	1,720,000

SOUTH DAKOTA — 3.6%
South Dakota Housing Development Authority
0.330%, 01/07/111, 2	4,700,000	4,700,000

TENNESSEE — 1.4%
County of Shelby
0.330%, 01/07/111, 2	200,000	200,000
0.360%, 01/07/111, 2	1,600,000	1,600,000
		1,800,000
TEXAS — 10.4%
County of Harris
0.270%, 01/18/11	4,000,000	4,000,000
San Antonio Water System
0.270%, 01/19/11	3,000,000	3,000,000
Texas Public Finance Authority
0.260%, 01/07/11	1,500,000	1,500,000
0.270%, 01/20/11	4,000,000	4,000,000
University of Texas
0.240%, 01/05/11	1,000,000	1,000,000
		13,500,000
VIRGINIA — 4.1%
Virginia College Building Authority
0.280%, 01/03/111, 2	1,785,000	1,785,000
0.280%, 01/03/111, 2	3,500,000	3,500,000
		5,285,000
WISCONSIN — 0.7%
Madison Area Technical College
1.000%, 03/01/11	850,000	850,744

TOTAL INVESTMENTS
(Cost $120,529,744) — 93.1%		120,529,744

Other assets less liabilities — 6.9%		8,909,370

TOTAL NET ASSETS — 100.0%
(equivalent to $1.00 per share;
unlimited shares of $0.01 par value
capital shares authorized;
129,520,914 shares outstanding)		$129,439,114

1	Callable.

2	Variable Rate Security (presented at the current rate as of December 31, 2010).

Valuation of securities is on the basis of amortized cost, which approximates market value.

DECEMBER 31, 2010

7

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2010 (Unaudited)
(in thousands except per share data)

	Money Market	Money Market
	Fund	Fund	Tax-Free
	Federal	Prime	Money Market
	Portfolio	Portfolio	Fund

ASSETS:
Investment securities at cost	$209,312	$474,647	$120,530
Investment securities at value	$209,312	$474,647	$120,530
Cash	1,004	64	1,789
Receivables:
Investments sold	—	—	7,100
Fund shares sold	—	10	—
Interest	35	70	35
Due from Advisor	8	—	—
Prepaid and other assets	24	28	23
Total assets	210,383	474,819	129,477
LIABILITIES:
Payables:
Investments purchased	1,000	—	—
Fund shares redeemed	—	132	8
Dividends	1	3	1
Accrued investment advisory fees	—	2	—
Accrued administration and fund accounting fees	19	36	13
Accrued shareholder servicing fees	10	9	7
Accrued custody fees	5	5	1
Accrued registration fees	1	1	2
Other accrued expenses	10	5	6
Total liabilities	1,046	193	38
NET ASSETS	$209,337	$474,626	$129,439
NET ASSETS CONSIST OF:
Capital (capital stock and paid-in capital)	$209,337	$474,679	$129,466
Accumulated:
Net realized gain (loss) on investments	—	(53)	(27)
NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$209,337	$474,626	$129,439
Capital Shares, $0.01 par value:
Authorized	Unlimited	Unlimited	Unlimited
Shares issued and outstanding:
Investor Class	138,308	304,858	119,958
Service Class	71,063	169,850	9,563
TOTAL SHARES ISSUED AND OUTSTANDING	209,371	474,708	129,521
NET ASSET VALUE PER SHARE— INVESTOR CLASS	$1.00	$1.00	$1.00
NET ASSET VALUE PER SHARE— SERVICE CLASS	$1.00	$1.00	$1.00

See accompanying Notes to Financial Statements.
SCOUT FUNDS SEMI-ANNUAL REPORT

8

STATEMENTS OF OPERATIONS
For the Six Months Ended December 31, 2010 (Unaudited)
(in thousands)

	Money Market		Money Market
	Fund		Fund		Tax-Free
	Federal		Prime		Money Market
	Portfolio		Portfolio		Fund

INVESTMENT INCOME:
Interest income	$231		$612		$175
EXPENSES:
Investment advisory fees	343		836		21
Administration and fund accounting fees	113		204		73
Shareholder servicing fees	29		34		25
Professional fees	20		28		18
Federal and state registration fees	15		16		14
Custody fees	19		27		10
Reports to shareholders	6		23		4
Insurance fees	3		5		2
Directors’ fees	1		2		1
Distribution fees	221		421		30
Other expenses	4		21		8
Total expenses before waiver	774		1,617		396
Waiver of fees	(555	)(1)	(1,030	)(1)	(228	)(1)
Net expenses	219		587		168
Net investment income	12		25		7
NET REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	—		1		—
Net increase in net assets resulting from operations	$12		$26		$7

(1)
Including (in thousands) $205, $401, and $181, respectively, of voluntarily waived Investment Advisory fees for the Investor Class. Also including (in thousands) $129, $208, and $17, respectively, of voluntarily waived Investment Advisory fees and $221, $421, and $30, respectively, of voluntarily waived Distribution fees for the Service Class.

See accompanying Notes to Financial Statements.

DECEMBER 31, 2010

9

STATEMENTS OF CHANGES IN NET ASSETS
(in thousands)

	Money Market Fund		Money Market Fund
	Federal Portfolio		Prime Portfolio		Tax-Free Money Market Fund
	Six Months Ended		Six Months Ended		Six Months Ended
	December 31, 2010	Year Ended	December 31, 2010	Year Ended	December 31, 2010	Year Ended
	(Unaudited)	June 30, 2010	(Unaudited)	June 30, 2010	(Unaudited)	June 30, 2010

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$12	$70	$25	$144	$7	$40
Net realized gain on investments	—	5	1	22	—	—
Net increase in net assets resulting from operations	12	75	26	166	7	40
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Investor Class	(7)	(46)	(16)	(98)	(6)	(35)
Service Class	(5)	(24)	(9)	(46)	(1)	(5)
Net realized gain on investments
Investor Class	(2)	—	—	—	—	—
Service Class	(1)	—	—	—	—	—
Total distributions to shareholders	(15)	(70)	(25)	(144)	(7)	(40)
CAPITAL SHARE TRANSACTIONS:
Investor Class
Shares sold	116,116	229,656	208,876	507,581	90,725	232,881
Shares issued for reinvestment of distributions	1	1	2	5	—	—
Shares redeemed	(110,168)	(282,768)	(245,658)	(567,110)	(92,518)	(233,446)
Net increase (decrease) from capital share transactions	5,949	(53,111)	(36,780)	(59,524)	(1,793)	(565)

Service Class
Shares sold	466,426	1,176,823	163,051	245,028	16,106	52,059
Shares issued for reinvestment of distributions	—	—	—	—	—	—
Shares redeemed	(520,124)	(1,142,917)	(149,891)	(271,039)	(27,135)	(49,832)
Net increase (decrease) from capital share transactions	(53,698)	33,906	13,160	(26,011)	(11,029)	2,227
Net increase (decrease) from capital share transactions	(47,749)	(19,205)	(23,620)	(85,535)	(12,822)	1,662
Net increase (decrease) in net assets	(47,752)	(19,200)	(23,619)	(85,513)	(12,822)	1,662
NET ASSETS:
Beginning of period	257,089	276,289	498,245	583,758	142,261	140,599
End of period	$209,337	$257,089	$474,626	$498,245	$129,439	$142,261
Accumulated net investment income	—	—	—	—	—	—
TRANSACTIONS IN SHARES:
Investor Class
Shares sold	116,116	229,656	208,876	507,581	90,725	232,881
Shares reinvested	1	1	2	5	—	—
Shares redeemed	(110,168)	(282,768)	(245,658)	(567,110)	(92,518)	(233,446)
Net increase (decrease)	5,949	(53,111)	(36,780)	(59,524)	(1,793)	(565)
Service Class
Shares sold	466,426	1,176,823	163,051	245,028	16,106	52,059
Shares reinvested	—	—	—	—	—	—
Shares redeemed	(520,124)	(1,142,917)	(149,891)	(271,039)	(27,135)	(49,832)
Net increase (decrease)	(53,698)	33,906	13,160	(26,011)	(11,029)	2,227
Net increase (decrease)	(47,749)	(19,205)	(23,620)	(85,535)	(12,822)	1,662

See accompanying Notes to Financial Statements.
SCOUT FUNDS SEMI-ANNUAL REPORT

10

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout each period.

SCOUT MONEY MARKET FUND – FEDERAL PORTFOLIO – INVESTOR CLASS
	For the Six Months Ended
	December 31, 2010		For the Years Ended June 30,
	(Unaudited)		2010	2009	2008		2007		2006
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00		$1.00		$1.00
Income from investment operations:
Net investment income	—	(a)	— (a)	0.01	0.03		0.05		0.04
Distributions from:
Net investment income	—	(a)	— (a)	(0.01)	(0.03)		(0.05)		(0.04)
Net realized gain	—	(a)	—	—	—		—		—
Total distributions	—	(a)	— (a)	(0.01)	(0.03)		(0.05)		(0.04)
Net asset value, end of period	$1.00		$1.00	$1.00	$1.00		$1.00		$1.00
Total return	0.01	%(b)	0.02%	0.61%	3.38%		4.82%		3.62%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$138		$132	$185	$167		$278		$205
Ratio of expenses to average net assets:
Net of waiver of fees	0.19	%(c)(d)	0.17%	0.48%	0.47	%(e)	0.46	%(e)	0.50	%(e)
Before waiver of fees	0.48	%(c)	0.49%	0.52%	0.47%		0.46%		0.50%
Ratio of net investment income (loss) to average net assets:
Net of waiver of fees	0.01	%(c)(d)	0.03%	0.59%	3.26	%(e)	4.73	%(e)	3.58	%(e)
Before waiver of fees	(0.28	)%(c)	(0.29)%	0.55%	3.26%		4.73%		3.58%

(a)	Resulted in less than $0.005 per share.

(b)	Not annualized.

(c)	Annualized.

(d)	The Advisor has voluntarily waived (in thousands) $205 of Investment Advisory fees.

(e)	Ratio reflects no waiver.

SCOUT MONEY MARKET FUND – FEDERAL PORTFOLIO – SERVICE CLASS (Class Inception July 18, 2007)
	For the Six Months Ended				For the Period
	December 31, 2010		For the Years Ended June 30,		Ended June 30,
	(Unaudited)		2010	2009	2008
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	—	(a)	— (a)	— (a)	0.03
Distributions from:
Net investment income	—	(a)	— (a)	— (a)	(0.03)
Net realized gain	—	(a)	—	—	—
Total distributions	—	(a)	— (a)	— (a)	(0.03)
Net asset value, end of period	$1.00		$1.00	$1.00	$1.00
Total return	0.01	%(b)	0.03%	0.36%	2.69	%(b)
Ratios/Supplemental Data
Net assets, end of period (in millions)	$71		$125	$91	$145
Ratio of expenses to average net assets:
Net of waiver of fees	0.19	%(c)(d)	0.17%	0.78%	1.02	%(c)(e)
Before waiver of fees	0.98	%(c)	0.99%	1.02%	1.02	%(c)
Ratio of net investment income (loss) to average net assets:
Net of waiver of fees	0.01	%(c)(d)	0.03%	0.39%	2.88	%(c)(e)
Before waiver of fees	(0.78	)%(c)	(0.79)%	0.15%	2.88	%(c)
(a)	Resulted in less than $0.005 per share.

(b)	Not annualized.

(c)	Annualized.

(d)	The Advisor has voluntarily waived (in thousands) $129 and $221 of Investment Advisory and Distribution fees, respectively.

(e)	Ratio reflects no waiver.

See accompanying Notes to Financial Statements.

DECEMBER 31, 2010

11

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout each period.

SCOUT MONEY MARKET FUND – PRIME PORTFOLIO – INVESTOR CLASS
	For the Six Months Ended
	December 31, 2010		For the Years Ended June 30,
	(Unaudited)		2010	2009	2008		2007		2006
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00		$1.00		$1.00
Income from investment operations:
Net investment income	—	(a)	— (a)	0.01	0.04		0.05		0.04
Distributions from:
Net investment income	—	(a)	— (a)	(0.01)	(0.04)		(0.05)		(0.04)
Net asset value, end of period	$1.00		$1.00	$1.00	$1.00		$1.00		$1.00
Total return	0.01	%(b)	0.03%	0.81%	3.58%		4.90%		3.68%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$305		$341	$401	$526		$671		$572
Ratio of expenses to average net assets:
Net of waiver of fees	0.24	%(c)(d)	0.23%	0.50%	0.48	%(e)	0.46	%(e)	0.50	%(e)
Before waiver of fees	0.49	%(c)	0.50%	0.53%	0.48%		0.46%		0.50%
Ratio of net investment income (loss) to average net assets:
Net of waiver of fees	0.01	%(c)(d)	0.02%	0.84%	3.47	%(e)	4.80	%(e)	3.64	%(e)
Before waiver of fees	(0.24	)%(c)	(0.25)%	0.81%	3.47%		4.80%		3.64%

(a)	Resulted in less than $0.005 per share.

(b)	Not annualized.

(c)	Annualized.

(d)	The Advisor has voluntarily waived (in thousands) $401 of Investment Advisory fees.

(e)	Ratio reflects no waiver.

SCOUT MONEY MARKET FUND – PRIME PORTFOLIO – SERVICE CLASS (Class Inception July 18, 2007)
	For the Six Months Ended				For the Period
	December 31, 2010		For the Years Ended June 30,		Ended June 30,
	(Unaudited)		2010	2009	2008
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	—	(a)	— (a)	0.01	0.03
Distributions from:
Net investment income	—	(a)	— (a)	(0.01)	(0.03)
Net asset value, end of period	$1.00		$1.00	$1.00	$1.00
Total return	0.01	%(b)	0.02%	0.54%	2.88	%(b)
Ratios/Supplemental Data
Net assets, end of period (in millions)	$170		$157	$183	$406
Ratio of expenses to average net assets:
Net of waiver of fees	0.24	%(c)(d)	0.23%	0.80%	1.03	%(c)(e)
Before waiver of fees	0.99	%(c)	1.00%	1.03%	1.03	%(c)
Ratio of net investment income (loss) to average net assets:
Net of waiver of fees	0.01	%(c)(d)	0.02%	0.58%	3.10	%(c)(e)
Before waiver of fees	(0.74	)%(c)	(0.75)%	0.35%	3.10	%(c)

(a)	Resulted in less than $0.005 per share.

(b)	Not annualized.

(c)	Annualized.

(d)	The Advisor has voluntarily waived (in thousands) $208 and $421 of Investment Advisory and Distribution fees, respectively.

(e)	Ratio reflects no waiver.

See accompanying Notes to Financial Statements.
SCOUT FUNDS SEMI-ANNUAL REPORT

12

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout each period.

SCOUT TAX-FREE MONEY MARKET FUND – INVESTOR CLASS
	For the Six Months Ended
	December 31, 2010		For the Years Ended June 30,
	(Unaudited)		2010	2009	2008		2007		2006
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00		$1.00		$1.00
Income from investment operations:
Net investment income	—	(a)	— (a)	0.01	0.02		0.03		0.02
Distributions from:
Net investment income	—	(a)	— (a)	(0.01)	(0.02)		(0.03)		(0.02)
Net asset value, end of period	$1.00		$1.00	$1.00	$1.00		$1.00		$1.00
Total return	0.01	%(b)	0.03%	0.70%	2.36%		3.14%		2.37%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$120		$122	$122	$124		$140		$110
Ratio of expenses to average net assets:
Net of waiver of fees	0.24	%(c)(d)	0.29%	0.58%	0.53	%(e)	0.49	%(e)	0.53	%(e)
Before waiver of fees	0.52	%(c)	0.53%	0.58%	0.53%		0.49%		0.53%
Ratio of net investment income (loss) to average net assets:
Net of waiver of fees	0.01	%(c)(d)	0.02%	0.68%	2.29	%(e)	3.10	%(e)	2.33	%(e)
Before waiver of fees	(0.27	)%(c)	(0.22)%	0.68%	2.29%		3.10%		2.33%

(a)	Resulted in less than $0.005 per share.

(b)	Not Annualized.

(c)	Annualized.

(d)	The Advisor has voluntarily waived (in thousands) $181 of Investment Advisory fees.

(e)	Ratio reflects no waiver.

SCOUT TAX-FREE MONEY MARKET FUND – SERVICE CLASS (Class Inception July 18, 2007)
	For the Six Months Ended				For the Period
	December 31, 2010		For the Years Ended June 30,		Ended June 30,
	(Unaudited)		2010	2009	2008
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	—	(a)	— (a)	— (a)	0.02
Distributions from:
Net investment income	—	(a)	— (a)	— (a)	(0.02)
Net asset value, end of period	$1.00		$1.00	$1.00	$1.00
Total return	0.01	%(b)	0.02%	0.44%	1.75	%(b)
Ratios/Supplemental Data
Net assets, end of period (in millions).	$9		$20	$19	$25
Ratio of expenses to average net assets:
Net of waiver of fees	0.24	%(c)(d)	0.29%	0.84%	1.08	%(c)(e)
Before waiver of fees	1.02	%(c)	1.03%	1.08%	1.08	%(c)
Ratio of net investment income (loss) to average net assets:
Net of waiver of fees	0.01	%(c)(d)	0.02%	0.45%	1.87	%(c)(e)
Before waiver of fees	(0.77	)%(c)	(0.72)%	0.21%	1.87	%(c)

(a)	Resulted in less than $0.005 per share.

(b)	Not Annualized.

(c)	Annualized.

(d)	The Advisor has voluntarily waived (in thousands) $17 and $30 of Investment Advisory and Distribution fees, respectively.

(e)	Ratio reflects no waiver.

See accompanying Notes to Financial Statements.

DECEMBER 31, 2010

13

NOTES TO FINANCIAL STATEMENTS
December 31, 2010 (Unaudited)

1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Scout Money Market Fund – Federal Portfolio (“Money Market – Federal Portfolio”), Scout Money Market Fund – Prime Portfolio (“Money Market – Prime Portfolio”) and Scout Tax-Free Money Market Fund (“Tax-Free Money Market”), (individually referred to as a “Fund,” or collectively as the “Funds”) are mutual funds offered by the Scout Funds, a Delaware statutory trust (the “Trust”), registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Prior to June 2009, the Trust was known as UMB Scout Funds.

The Funds’ investment objectives are as follows:

Fund	Investment Objective
Money Market – Federal Portfolio	Maximum income consistent with safety of principal and liquidity
Money Market – Prime Portfolio	Maximum income consistent with safety of principal and liquidity
Tax-Free Money Market	Highest level of income exempt from federal income tax consistent with quality and maturity standards

These financial statements have not been audited. Management believes that these financial statements include all adjustments (which, unless otherwise noted, include only normal recurring adjustments) necessary for a fair presentation of the financial results for each period shown.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)
Security Valuations — Money market holdings are valued at amortized cost, which approximates current market value, according to Rule 2a-7 of the Investment Company Act of 1940. If amortized cost of a fund holding deviates significantly from fair value, the holding will be recorded at fair value.

Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income and distributions to shareholders are recorded on ex-dividend dates. Realized gains and losses on investments and unrealized appreciation and depreciation of investments are reported on the identified cost basis, which is also used for income tax purposes.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as described below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates and evaluated quotations obtained from pricing services); or

• Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. For example, money market holdings are valued using amortized cost under Rule 2a-7 of the Investment Company Act of 1940. Amortized cost approximates the current market value of a holding, but since the value is not obtained from a quoted price in an active market, such holdings are reflected as Level 2.

The following is a summary of the inputs used, as of December 31, 2010, in valuing the Funds’ assets:

Money Market — Federal Portfolio:
Security Type	Level 1	Level 2	Level 3	Total
U.S. Government and Agencies	$—	$209,312,330	$—	$209,312,330
Totals	$—	$209,312,330	$—	$209,312,330

Money Market — Prime Portfolio:
Security Type	Level 1	Level 2	Level 3	Total
Commercial Paper	$—	$375,373,892	$—	$375,373,892
Corporate Debt	—	21,744,560	—	21,744,560
Municipal Bonds	—	6,935,000	—	6,935,000
U.S. Government and Agencies	—	70,593,776	—	70,593,776
Totals	$—	$474,647,228	$—	$474,647,228

Tax-Free Money Market:
Security Type	Level 1	Level 2	Level 3	Total
Commercial Paper	$—	$24,639,000	$—	$24,639,000
Municipal Bonds	—	95,890,744	—	95,890,744
Totals	$—	$120,529,744	$—	$120,529,744

SCOUT FUNDS SEMI-ANNUAL REPORT

14

(b)
Federal Income Taxes — The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore no federal income tax provision is required.

Accounting for Uncertainty in Income Taxes establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of December 31, 2010. Also, the Funds have recognized no interest or penalties related to uncertain tax benefits for the six months ended December 31, 2010. At December 31, 2010, the fiscal years 2007 through 2010 remain open to examination in the Funds’ major tax jurisdictions.

As of June 30, 2010, the following funds had net capital loss carryovers:

	Money
	Market-	Tax-Free
	Prime	Money
(in thousands)	Portfolio	Market

For losses expiring June 30,
2011	$—	$25
2012	—	—
2013	—	—
2014	41	—
2015	3	—
2016	—	—
2017	—	2
2018	10	—
	$54	$27

Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions. During the year ended June 30, 2010, the Money Market-Federal Portfolio Fund utilized (in thousands) $2 of its capital loss carryovers.

(c)
Distributions to Shareholders — Each Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP. These reclassifications are due to differing treatment for items such as net operating losses.

(d)	Amortization — Discounts and premiums on securities purchased are amortized over the life of the respective securities.

(e)
Use of Estimates — The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

(f)
Guarantees and Indemnifications — In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

(g)
Multiple Share Class – Money Market Funds — The Money Market – Federal Portfolio, Money Market – Prime Portfolio, and Tax-Free Money Market Funds each offer two classes of shares (Investor Class and Service Class). The Service Class shares are subject to a 0.50% Distribution fee. The Investor Class shares have no Distribution fee. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.

For the six months ended December 31, 2010, the Advisor for the Money Market – Federal Portfolio, Money Market – Prime Portfolio, and Tax-Free Money Market Funds Service Class voluntarily waived non-recoverable Distribution fees of (in thousands) $221, $421, and $30, respectively.

2.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

(a)
Investment Advisory Fees — The Trust, on behalf of the Funds, has entered into an Investment Advisory Agreement (the “Agreement”) with Scout Investments, Inc. (the “Advisor”). Each of the Funds were subject to the following fees under the Agreement for the period from July 1, 2010 through December 31, 2010:

Money Market – Federal Portfolio and Tax-Free Money Market — 0.30% of average daily net assets.

Money Market – Prime Portfolio — 0.34% of average daily net assets.

For the six months ended December 31, 2010, the Advisor for the Money Market – Federal Portfolio, Money Market – Prime Portfolio, and Tax-Free Money Market Funds voluntarily waived non-recoverable Investment Advisory fees of (in thousands) $334, $609, and $198, respectively.

(b)
Administration and Fund Accounting Fees — The Trust, on behalf of the Funds, has entered into an Administration and Fund Accounting Agreement (the “Agreement”) with UMB Fund Services, Inc. (“UMBFS”), an affiliate of the Advisor. Each of the Funds were subject to the following fees under the Agreement for the period from July 1, 2010 through December 31, 2010:

Money Market – Federal Portfolio, Money Market – Prime Portfolio and Tax-Free Money Market — 0.090% of the first $250 million of average daily net assets, 0.0675% of the next $250 million of average daily net assets, 0.045% of the next $250 million of average daily net assets and 0.027% of daily net assets over $750 million.

(c)	Sales Charges — The Funds are not subject to Sales Charges (Loads).

(d)	Shareholder Servicing Fees — UMBFS also serves as the Funds’ transfer agent. UMBFS is paid a fee for these services based on the number of shareholder accounts and activity levels.

(e)
Custodian Fees — UMB Bank, n.a. (the “Bank”), an affiliate of the Advisor, serves as the Funds’ custodian. The Bank receives a fee for its services based on the value of securities held in the Funds and the number of transactions.

(f)	General — Certain of the Trustees and Officers of the Trust are Trustees and Officers of one or more of the above affiliates.

3. INVESTMENT TRANSACTIONS

The aggregate amounts of security transactions during the six months ended December 31, 2010 were as follows:

	Other than
	U.S. Government	U.S. Government
Fund (in thousands)	Securities	Securities
Money Market – Federal Portfolio:
Purchases	$—	$4,029,418
Sale/Maturity proceeds	—	4,072,162
Money Market – Prime Portfolio:
Purchases	5,478,271	501,619
Sale/Maturity proceeds	5,459,405	542,855
Tax-Free Money Market:
Purchases	257,081	—
Sale/Maturity proceeds	277,662	—

(Continued on next page)
DECEMBER 31, 2010

15

NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2010 (Unaudited)

4. FEDERAL TAX INFORMATION
At December 31, 2010, the cost of securities on a tax basis for federal income tax purposes were as follows:

	Money Market –	Money Market –	Tax-Free
(in thousands)	Federal Portfolio	Prime Portfolio	Money Market

Cost of securities on a tax basis	$209,312	$474,647	$120,530

The tax character of distributions paid during the years ended June 30, 2010 and 2009 were as follows:

	Money Market –		Money Market –		Tax-Free
	Federal Portfolio		Prime Portfolio		Money Market
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,
(in thousands)	2010	2009	2010	2009	2010	2009
Distributions paid from:
Ordinary Income	$70	$1,598	$144	$5,527	$—	$—
Total taxable distributions	70	1,598	144	5,527	—	—
Exempt interest	—	—	—	—	40	1,145
Total distributions paid	$70	$1,598	$144	$5,527	$40	$1,145

As of June 30, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Money Market –	Money Market –	Tax-Free
(in thousands)	Federal Portfolio	Prime Portfolio	Money Market
Undistributed ordinary income	$3	$—	$—
Tax accumulated earnings	3	—	—
Accumulated capital and other losses	—	(54)	(27)
Total accumulated earnings (deficit)	$3	$(54)	$(27)

5. SUBSEQUENT EVENTS

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities.

On November 18, 2010, the Board of Trustees approved a Plan of Liquidation and Dissolution to cease operations of the Money Market – Federal Portfolio, Money Market – Prime Portfolio, and Tax-Free Money Market Funds (the “Money Market Funds”) and liquidate the Money Market Funds. The liquidation was completed on February 28, 2011.

SCOUT FUNDS SEMI-ANNUAL REPORT

16

EXPENSE EXAMPLE
December 31, 2010 (Unaudited)

As a shareholder of the Scout Funds, you incur ongoing costs, including management fees and other Fund expenses. If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee. The following Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses

The first line of the following table under each Fund’s name entitled “Actual” provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the following table under each Fund’s name entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/10-
Fund	7/1/10	12/31/10	Ratio	12/31/10*

Money Market – Federal Portfolio
Investor Class:
Actual	$1,000.00	$1,000.10	0.1919%	$0.97
Hypothetical	1,000.00	1,024.03	0.1919	0.98

Money Market – Prime Portfolio
Investor Class:
Actual	1,000.00	1,000.10	0.2397	1.21
Hypothetical	1,000.00	1,023.79	0.2397	1.22

Tax-Free Money Market
Investor Class:
Actual	1,000.00	1,000.10	0.2383	1.20
Hypothetical	1,000.00	1,023.80	0.2383	1.22

*
Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year 181/365 (to reflect the half-year period).

PROXY VOTING POLICIES AND PROCEDURES

For a description of the polices and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call 800-996-2862 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the U.S. Securities and Exchange Commission at www.sec.gov as well as the Funds’ website at www.scoutfunds.com. Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010 is available without charge, upon request, by calling 800-996-2862 or by accessing the website of the U.S. Securities and Exchange Commission.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds file complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the website of the U.S. Securities and Exchange Commission at www.sec.gov, and may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

This report has been prepared for the information of the Shareholders of the Scout Money Market Fund – Federal Portfolio, the Scout Money Market Fund – Prime Portfolio and the Scout Tax-Free Money Market Fund,
and is not to be construed as an offering of the shares of the Funds.

Not authorized for distribution unless accompanied or preceded by a current Scout Funds Prospectus.

The Scout Funds are distributed by UMB Distribution Services, LLC, an affiliate of UMB Financial Corporation, and managed by Scout Investments, Inc., a subsidiary of UMB Financial Corporation.

DECEMBER 31, 2010

17

SCOUT FUNDS
Money Market Fund – Federal Portfolio Money Market Fund – Prime Portfolio Tax-Free Money Market Fund

INVESTMENT ADVISOR
Scout Investment Advisors, Inc.
Kansas City, Missouri

AUDITORS
Deloitte & Touche LLP
Milwaukee, Wisconsin

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP
Philadelphia, Pennsylvania

CUSTODIAN
UMB Bank, n.a.	P.O. Box 1241
Kansas City, Missouri	Milwaukee, WI 53201-1241

DISTRIBUTOR	Toll Free 800-996-2862
UMB Distribution Services, LLC
Milwaukee, Wisconsin	scoutfunds.com

TRANSFER AGENT	“Scout” and the Scout design
UMB Fund Services, Inc.	are registered service marks
Milwaukee, Wisconsin	of UMB Financial Corporation.

Item 2.  Code of Ethics

Not applicable to semi-annual reports.

Item 3.  Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4.  Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-end Management Investment Companies

Not applicable to open-end investment companies.

Item 9.  Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders

No material changes to report.

Item 11.  Controls and Procedures

(a)
The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits

(a)	(1)	Code of Ethics as required by Item 2. Not applicable to semi-annual reports.

(2)
Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3)
Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)
Certification of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) of 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Scout Funds

/s/ James L. Moffett
James L. Moffett
Principal Executive Officer
February 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ James L. Moffett
James L. Moffett
Principal Executive Officer
February 25, 2011

/s/ C. Warren Green
C. Warren Green
Principal Financial Officer
February 25, 2011